UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )
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Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Louisiana-Pacific Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1)
and 0-11.

1005

NovaCore
THERMAL INSULATED SHEATHING
R-5
XPS FOAM
FOR USE AS EXTERIOR SHEATHING
THIS SIDE AGAINST FRAMING MEMBERS
APA PR-N139

2024 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

520

LP®

BUILDING SOLUTIONS

THE LP BOARD

Jose A. Bayardo

Tracy A. Embree

Lizanne C. Gottung

F. Nicholas Grasberger III

Ozey K. Horton, Jr.

Stephen E. Macadam

Dustan E. McCoy

W. Bradley Southern

PURPOSE

We're not simply a building solutions company. We have a bigger purpose: using our expertise and innovation to contribute to a better world. Building a Better World™ is why we engineer products that help create safe and resilient homes for families, help our team members get involved in their communities, and ensure our operations remain good stewards of the environment.

VISION

Our vision is to be the leading building solutions company. We want to contribute the most innovative solutions to building professionals in the field who bring homes and structures to life every day. That means we won't settle for being one of the many. We strive to lead with authority in the building products industry.

MISSION

LP's mission is to provide an innovative and sustainable portfolio of high-quality products that help customers build beautiful, durable homes and structures while our shareholders build lasting value.

LETTER FROM OUR
CHAIRPERSON AND
CHIEF EXECUTIVE OFFICER
March 27, 2024
Dear Stockholder:
“LP finished 2023 with results that reflect increased operational efficiency and improving outlook for single-family housing. As we look forward to 2024 and beyond, LP’s recent investments in mill and prefinishing capacity leave us well positioned for expansion and share gains in Siding and Structural Solutions.”
On behalf of the Board of Directors of Louisiana-Pacific Corporation (“LP”), thank you for your investment and continued confidence in LP. I cordially invite you to attend our 2024 Annual Meeting of Stockholders. This year’s Annual Meeting of Stockholders will be held virtually on May 10, 2024 at 7:30 a.m. Central Time via live audio webcast at http://www.virtualshareholdermeeting.com/LPX2024.
At this year’s meeting, you will be asked to vote on:
»
the election of three Class III directors,

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the ratification of the appointment of LP’s independent registered public accounting firm for 2024, and

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the approval, on a non-binding, advisory basis, of named executive officer compensation.

Our Board of Directors unanimously recommends a vote “FOR” each of the director nominees, and “FOR” Proposals 2 and 3. Action may also be taken on any other matters that may properly come before the meeting.
Regardless of the number of shares you own, your vote is important. Whether or not you expect to attend the meeting, we urge you to vote promptly according to the instructions in the Notice of Internet Availability of Proxy Materials, proxy card or voting instruction form you received.

Sincerely,

W. BRADLEY SOUTHERN Chairperson of the Board of Directors & Chief Executive Officer

*
Includes stock repurchases ($2.2B) and cash dividends ($200M).

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
March 27, 2024
Nashville, Tennessee
Annual Meeting Date & Time:
Friday, May 10, 2024
7:30 a.m. Central Time
Place:
Via live audio webcast at http://www.virtualshareholdermeeting.com/LPX2024
Items of Business:
The 2024 Annual Meeting of Stockholders will be held for the following purposes:
	Agenda	Board Recommendations	Page
Proposal 1	To elect three Class III directors;	FOR	5
Proposal 2	To ratify the appointment of Deloitte & Touche LLP as LP’s independent registered public accounting firm for 2024;	FOR	32
Proposal 3	To approve, on a non-binding, advisory basis, named executive officer compensation; and	FOR	36
To transact such other business as may properly come before the Annual Meeting or any postponement, recess or adjournment thereof.
Who May Vote:
Only stockholders of record at the close of business on March 12, 2024 are entitled to notice of, and to vote at, the 2024 Annual Meeting of Stockholders.
Review Your Proxy Statement and Vote in One of Four Ways:
VIA THE INTERNET	BY MAIL	BY TELEPHONE	DURING THE MEETING

Whether or not you expect to attend the virtual Annual Meeting of Stockholders, please vote as soon as possible according to the instructions in the Notice of Internet Availability of Proxy Materials or voting instruction form you received or, if you requested a paper copy of the proxy statement, on your enclosed proxy card. You may revoke your proxy by following the instructions listed on pages 85-86 of the proxy statement.
By Order of the Board of Directors,
NICOLE C. DANIEL
Senior Vice President, General Counsel & Corporate Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 10, 2024
In accordance with the rules of the Securities and Exchange Commission (the “SEC”), we are sending to many of our stockholders a Notice of Internet Availability of Proxy Materials instead of a paper copy of each of this proxy statement and our Annual Report to Stockholders (with our Form 10-K for the year ended December 31, 2023). The Notice of Internet Availability of Proxy Materials contains instructions on how stockholders can access the proxy materials over the Internet as well as how stockholders can receive a paper copy of our proxy materials, including this proxy statement, the Annual Report to Stockholders (with our Form 10-K for the year ended December 31, 2023) and a form of proxy card. This proxy statement and related proxy materials are being furnished to stockholders and made available on the Internet on or about March 27, 2024, or mailed on or around the same date to those stockholders who have previously requested printed materials. On written request, LP will provide, without charge, a copy of the Annual Report to Stockholders (with our Form 10-K for the year ended December 31, 2023 filed with the SEC (including the financial statements and a list briefly describing the exhibits thereto)) to any record holder or beneficial owner of LP’s Common Stock on March 12, 2024, the record date for the 2024 Annual Meeting, or to any person who subsequently becomes such a record holder or beneficial owner. Requests should be mailed via first class U.S. postage to: Corporate Affairs, Louisiana-Pacific Corporation, 1610 West End Avenue, Suite 200, Nashville, Tennessee 37203.
NOTE ABOUT FORWARD-LOOKING STATEMENTS
This proxy statement includes estimates, projections and statements relating to our business plans, objectives, and expected operating results that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements may appear throughout this report and include all statements other than statements of historical or current facts. These forward-looking statements generally are preceded by, followed by or include words like “may,” “will,” “could,” “should,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “project,” “target,” “potential,” “continue,” “likely,” or “future” or the negative or other variations thereof. Forward-looking statements are based upon the beliefs and assumptions of, and on information available to, our management. Factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements include those that are described in the Annual Report to Stockholders (with our Form 10-K for the year ended December 31, 2023) and elsewhere in our filings with the SEC. We caution readers not to place undue reliance on forward-looking statements, which speak only as of their dates and are inherently uncertain. We undertake no obligation to revise or update any of the forward-looking statements to reflect subsequent events or circumstances except to the extent required by applicable law.

PROXY SUMMARY
Louisiana-Pacific Corporation, a Delaware corporation (“LP”), is soliciting proxies on behalf of its Board of Directors (“Board”) to be voted at the 2024 Annual Meeting of Stockholders (including any postponement, adjournment or recess of the meeting). The proxy statement and related proxy materials are first being furnished to stockholders and made available on the Internet beginning on or around March 27, 2024, or mailed beginning on or around the same date to those stockholders who have previously requested printed materials.
MEETING INFORMATION

DATE AND TIME	PLACE	RECORD DATE	VOTING	ADMISSION
Friday, May 10, 2024 at 7:30 a.m. Central Time	Virtually via live audio webcast at http://www.virtualshare holdermeeting.com/LPX2024	March 12, 2024	Stockholders as of the record date are entitled to vote. Each share of Common Stock is entitled to one vote on each matter to be acted upon at the meeting.	Attend by entering the 16-digit voting control number found on your proxy card, Notice of Internet Availability of Proxy Materials or voting instruction form.
PROPOSALS AND BOARD RECOMMENDATIONS
PROPOSAL 1 FOR Each Nominee
ELECTION OF THREE CLASS III DIRECTORS
»
Your vote is requested to elect three Class III director nominees to the Board, all of whom currently serve as directors of L.P. Each director nominee is a proven leader who has demonstrated a commitment to upholding LP’s core values.

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See page 5 for more information.

PROPOSAL 2 FOR
RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS LP’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2024
»
Your vote is requested to ratify the appointment of Deloitte & Touche LLP as LP’s independent registered public accounting firm for 2024. Deloitte & Touche LLP has served as LP’s independent registered public accounting firm since 1997. In making the determination to appoint Deloitte & Touche LLP for 2024, the Finance and Audit Committee of the Board (the “Audit Committee”) considered, among other factors, the independence and performance of Deloitte & Touche LLP, and the quality and candor of Deloitte & Touche LLP’s communications with the Audit Committee and LP’s management.

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See page 32 for more information.

PROPOSAL 3 FOR
APPROVAL, ON A NON-BINDING, ADVISORY BASIS, OF NAMED EXECUTIVE OFFICER COMPENSATION
»
Your vote is requested to approve, on a non-binding, advisory basis, the compensation of our named executive officers. Our executive compensation program aligns the compensation of our named executive officers with our performance through the business cycle as well as their individual performance.

»
See page 36 for more information.

LOUISIANA-PACIFIC CORPORATION ● 2024 PROXY STATEMENT | 1

PROXY SUMMARY
BUSINESS OVERVIEW
LP is a leading provider of high-performance building solutions that meet the demands of builders, remodelers, and homeowners worldwide. Serving the new home construction, repair and remodeling, and outdoor structures markets, we have leveraged our expertise to become an industry leader known for innovation, quality, reliability, and sustainability. The principal customers for our building solutions are retailers, wholesalers, and home building and industrial businesses in North America and South America, with limited sales to Asia, Australia, and Europe. Since our founding in 1972, LP has been Building a Better World™ by helping customers construct beautiful, durable homes.
From our sustainable forestry practices to the way we protect the health, safety and well-being of our team members, we work to ensure that LP contributes to better, more efficient and more resilient building products and, in turn, a better world for all.
OUR LOCATIONS

LOUISIANA-PACIFIC CORPORATION ● 2024 PROXY STATEMENT | 2

PROXY SUMMARY
BOARD OF DIRECTORS
		DIRECTOR SINCE		BOARD COMMITTEES
NAME	AGE		INDEPENDENT	AC	CC	GC	EC
Class III Directors to Be Elected for a Three-Year Term Expiring at the 2027 Annual Meeting
F. NICHOLAS GRASBERGER III Chairman and Chief Executive Officer of Enviri Corporation	60	2019
OZEY K. HORTON, JR. Director Emeritus of McKinsey & Company	73	2016
W. BRADLEY SOUTHERN Chairperson of the Board and Chief Executive Officer of LP	64	2017
Class I and II Directors Continuing in Office
JOSE A. BAYARDO Senior Vice President and Chief Financial Officer of NOV Inc.	52	2021
TRACY A. EMBREE President of Otis Americas	50	2016
LIZANNE C. GOTTUNG Retired EVP-Senior Adviser to the CEO/Chair of Kimberly-Clark Corporation	67	2006
STEPHEN E. MACADAM Retired Chief Executive Officer of EnPro Industries, Inc.	63	2019
DUSTAN E. MCCOY Retired Chairman and Chief Executive Officer of Brunswick Corporation	74	2002
AC = Audit Committee   CC = Compensation Committee   GC = Governance Committee   EC = Executive Committee
 = Chair     = Committee member
BOARD AND GOVERNANCE HIGHLIGHTS
STRONG INDEPENDENT OVERSIGHT
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7 of our 8 directors are independent (all except Mr. Southern, our Chief Executive Officer).

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All members of the standing committees of the Board are independent (except for the Executive Committee, chaired by Mr. Southern).

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Executive sessions scheduled for each quarterly Board meeting.

COMMITMENT TO BOARD EFFECTIVENESS
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Limits on other directorships (i.e., no overboarding).

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Each director attended at least 75% of all Board and applicable committee meetings.

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Annual Board and committee self-evaluation.

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New director orientation and ongoing educational opportunities.

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Regular review of succession planning.

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Mandatory retirement following a director’s 75th birthday.

ALIGNMENT WITH STOCKHOLDERS’ INTERESTS
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Majority voting standard for uncontested election of directors.

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Policy to address resignation of director nominees who fail to receive majority vote in uncontested election of directors.

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Stock ownership guidelines for directors and executive officers.

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Directors, executive officers, and certain employees prohibited from hedging activities and pledging activities, in each case unless otherwise approved in writing.

LOUISIANA-PACIFIC CORPORATION ● 2024 PROXY STATEMENT | 3

PROXY SUMMARY
SUSTAINABILITY AT LP
Throughout our more than 50-year history, we have integrated sustainability practices across our operations—from the way we manage forests and pursue environmental sustainability in our products to the way we support our team members and engage with our communities.
GOVERNANCE
At LP, we are committed to doing the right thing, always. Our purpose-driven corporate governance practices help foster accountability, integrity, and transparency as we strive to create innovative, sustainable products and deliver value for our customers, team members, stockholders, communities, and other key stakeholders.

PEOPLE
We work every day to foster a safe, inclusive environment where every LP team member can grow, thrive, and belong. We provide competitive pay and comprehensive benefits, empowering our team members to take care of themselves and their families. At LP, we believe that by building and developing a more diverse, engaged, and highly skilled workforce, we are also building a better, more sustainable, and more competitive company—because when our people thrive, our company thrives.

ENVIRONMENT
At LP, environmental stewardship is at the heart of our business. We strive to responsibly manage our environmental footprint from product innovation and sourcing to manufacturing and all the way through product installation and end-use. Our efficiently made, responsibly sourced, and carbon-negative products mean that we are not only stewards of the environment, but also part of the climate solution.

PRODUCTS
For a half century, we have built our reputation on innovative, high-quality building products designed for performance and engineered to last longer. Every LP building product begins with sustainably sourced fiber and our thoroughly tested product formulas. Our reliable, state-of-the-art manufacturing processes incorporate rigorous safety standards and relentless quality testing to consistently produce carbon-negative products that withstand the test of time.

COMMUNITY
The way we live, work, and interact within our communities is guided by our respect for the interconnectedness we share as community members. LP and our team members engage with our neighbors—Indigenous peoples, veterans, youth, educators, nonprofits, and more—listening to their hopes and history and collaborating to support their needs.

LOUISIANA-PACIFIC CORPORATION ● 2024 PROXY STATEMENT | 4

ELECTION OF DIRECTORS
PROPOSAL 1: ELECTION OF DIRECTORS
The Board recommends that you vote “FOR” the election of each of the three Class III director nominees.
LOUISIANA-PACIFIC CORPORATION ● 2024 PROXY STATEMENT | 5

PROPOSAL 1: ELECTION OF DIRECTORS
GENERAL
We have a diverse Board that consists of a majority of independent directors. The Board currently has eight members, consisting of our Chief Executive Officer and seven independent directors. LP’s Amended and Restated Bylaws (the “Bylaws”) provide for a classified Board consisting of three classes, with directors in each class serving three-year terms. If elected at the 2024 Annual Meeting of Stockholders, the terms of our Class III directors will expire at the 2027 Annual Meeting of Stockholders. The terms of our Class I directors will expire at the 2025 Annual Meeting of Stockholders and the terms of our Class II directors will expire at the 2026 Annual Meeting of Stockholders.
Stockholders are being asked to vote on the election of three Class III director nominees, F. Nicholas Grasberger III, Ozey K. Horton, Jr. and W. Bradley Southern, to serve until the 2027 Annual Meeting of Stockholders and until their successors are duly elected and qualified. Each of these director nominees was recommended to the Board by the Governance and Corporate Responsibility Committee of the Board (the “Governance Committee”) and currently serves as a Class III director of LP. The Board has determined that each of Mr. Grasberger and Mr. Horton (i) has no material relationship with LP (either directly or as a partner, stockholder, officer or director of an organization that has a relationship with LP) other than his service as a director of LP, and (ii) is independent under the listing standards adopted by the New York Stock Exchange (the “NYSE”). Mr. Southern is LP’s Chief Executive Officer.
We believe that all nominees will be able and willing to serve if elected. However, should any nominee become unable or unwilling to serve for any reason, your proxy may be voted for a substitute nominee designated by the Board, or the Board may decrease the size of the Board. Each nominee who receives the affirmative vote of a majority of the total votes cast on his election will be elected, meaning that a nominee will be elected if the number of shares voted for that nominee’s election exceeds the number of votes cast against that nominee’s election. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on a nominee’s election.
Set forth below is certain information about the background, skills and expertise of each director nominated for election relevant to his service as a director, as well as certain information about the background, skills and expertise of the other members of the Board whose terms of office will continue beyond the 2024 Annual Meeting of Stockholders. The summary of qualifications that the Governance Committee uses in its review of director nominees is described below under “Corporate Governance—Consideration of Director Nominees.”

LOUISIANA-PACIFIC CORPORATION ● 2024 PROXY STATEMENT | 6

PROPOSAL 1: ELECTION OF DIRECTORS
NOMINEES FOR DIRECTOR
(For Three-Year Terms Expiring at the 2027 Annual Meeting)
F. NICHOLAS GRASBERGER III	Independent Director
Chairman and Chief Executive Officer of Enviri Corporation AGE: 60 DIRECTOR SINCE: 2019 COMMITTEES: » Audit Committee (Chair) » Executive Committee » Governance Committee
BACKGROUND:
Mr. Grasberger is Chairman and Chief Executive Officer of Enviri Corporation (NYSE: NVRI), a global market leader providing environmental solutions for industrial and specialty waste streams and innovative technologies for the rail sector (“Enviri”). He joined Enviri in 2013 as Chief Financial Officer and was appointed President and Chief Executive Officer in 2014. He became Chairman in October 2018. Prior to joining Enviri, Mr. Grasberger served as Managing Director of the Precision Polymers Division of Fenner PLC, which traded on the London Stock Exchange under the ticker symbol FENR prior to its acquisition by Compagnie Générale des Établissements Michelin in 2018. Earlier, he spent four years with Armstrong World Industries, Inc. (NYSE: AWI), first as Senior Vice President and Chief Financial Officer, and later as Executive Vice President of Building Products and Asia Pacific. Mr. Grasberger also held the positions of Vice President and Chief Financial Officer for Kennametal, Inc. (NYSE: KMT), and of Corporate Treasurer and Director of Corporate Planning at H. J. Heinz Company, which has since merged into Kraft Heinz Company (NASDAQ: KHC). He started his career with USX Corporation, since renamed United States Steel Corporation (NYSE: X).
Mr. Grasberger graduated from the University of Notre Dame with a bachelor’s degree in Business Administration and Finance, and from the University of Pittsburgh’s Katz Graduate School of Business with an M.B.A.
QUALIFICATIONS:
The Board selected Mr. Grasberger to serve as a director based upon his broad financial expertise and strong leadership experience. The Board believes that Mr. Grasberger’s significant record as a successful chief executive officer and his experience leading publicly traded companies will provide strategic insight to LP and makes him particularly well-suited to serve as a director of LP.

SKILLS:

Public Company Board Experience	C-Suite Leadership	Financial Literacy / Accounting	Manufacturing and Distribution / Sourcing / Logistics	Global Operations Experience	Risk Management	Strategic Planning	Environmental / Sustainability / Corporate Responsibility
OZEY K. HORTON, JR.	Independent Director
Director Emeritus of McKinsey & Company AGE: 73 DIRECTOR SINCE: 2016 COMMITTEES: » Audit Committee » Governance Committee
BACKGROUND:
Mr. Horton has been a Director Emeritus of McKinsey & Company, a global management and consulting firm, since 2011, when he retired after nearly 30 years with the firm. At McKinsey & Company, Mr. Horton worked in various practice areas around the globe, including Pulp, Paper and Packaging, Industrial, Change Management, Global Operations in Energy and Materials, and Basic Materials. Mr. Horton is a faculty member for McKinsey & Company’s leadership development program and also serves as an independent business advisor. Mr. Horton also serves as a director of Worthington Enterprises, Inc. (NYSE: WOR).
Mr. Horton graduated from Duke University with a bachelor of science degree in Civil and Environmental Engineering and from Harvard Business School with an M.B.A.
QUALIFICATIONS:
The Board selected Mr. Horton to serve as a director because of his extensive experience in global operations, strategic planning, merger and acquisition integration and change management. The Board believes that Mr. Horton’s broad understanding of the operational and strategic issues facing large global companies and his experience in both change management and merger and acquisition integration make him particularly well-suited to serve as a director of LP.

SKILLS:

Public Company Board Experience	Financial Literacy / Accounting	Global Operations Experience	Risk Management	Strategic Planning

LOUISIANA-PACIFIC CORPORATION ● 2024 PROXY STATEMENT | 7

PROPOSAL 1: ELECTION OF DIRECTORS
W. BRADLEY SOUTHERN
Chairperson of the Board and Chief Executive Officer of LP AGE: 64 DIRECTOR SINCE: 2017 COMMITTEE: » Executive Committee (Chair)
BACKGROUND:
Mr. Southern has been Chairperson of the Board and Chief Executive Officer of LP since May 2020 and July 2017, respectively. He joined LP in 1999, holding key leadership roles, such as Executive Vice President and Chief Operating Officer, Executive Vice President and General Manager of Oriented Strand Board (“OSB”), Senior Vice President of Siding, and Vice President of Specialty Operations. Additionally, Mr. Southern serves on the boards of the National Association of Manufacturers, the Forest Products Association of Canada, the Nashville Branch of the Federal Reserve Bank of Atlanta, and GMS Inc. (NYSE: GMS).
Mr. Southern holds a bachelor of science degree and a master of science degree in Forest Resources from the University of Georgia.
QUALIFICATIONS:
The Board selected Mr. Southern to serve as a director based upon his appointment as Chief Executive Officer of LP, his performance as an executive at LP and his long history and deep familiarity with LP’s operational matters. The Board also considered Mr. Southern’s expansive knowledge of the Forest Products industry in North and South America, together with his knowledge and experience in strategic planning, finance, accounting, specialty products and plant management. The Board also believes Mr. Southern is an effective liaison between the Board and management.

SKILLS:

Public Company Board Experience	C-Suite Leadership	Manufacturing and Distribution / Sourcing / Logistics	Global Operations Experience	Sales / Marketing	Risk Management	Strategic Planning	Environmental / Sustainability / Corporate Responsibility
CONTINUING DIRECTORS
The current members of the Board whose terms of office will continue beyond the 2024 Annual Meeting of Stockholders are listed below. The Board has determined that each continuing director named below (i) has no material relationship with LP (either directly or as a partner, stockholder, officer or director of an organization that has a relationship with LP) other than his or her service as a director of LP, and (ii) is independent under the NYSE listing standards.
JOSE A. BAYARDO	Independent Director
Senior Vice President and Chief Financial Officer of NOV Inc. AGE: 52 DIRECTOR SINCE: 2021 – Current Term Expiring 2026 COMMITTEES: » Audit Committee » Governance Committee
BACKGROUND:
Mr. Bayardo is the Senior Vice President and Chief Financial Officer of NOV Inc. (NYSE: NOV), a leading global provider of equipment and technology to the energy industry (“NOV”), a position he has held since August 2015. Prior to joining NOV in 2015, Mr. Bayardo served as Senior Vice President of Resource and Business Development at Continental Resources, Inc. (NYSE: CLR), a petroleum and natural gas exploration and production company, and spent nine years serving in various roles at Complete Production Services, Inc., an oilfield service provider which traded on the NYSE under the ticker symbol CPX prior to its acquisition by Superior Energy Services Inc. in 2012, including Senior Vice President, Chief Financial Officer and Treasurer. Prior to that, he was an investment banker with J.P. Morgan Securities, Inc.
Mr. Bayardo graduated from the University of Texas at Austin with a bachelor of science degree in Chemical Engineering, from the McCormick School of Engineering at Northwestern University with a master’s degree in Engineering Management and from Kellogg Graduate School of Management at Northwestern University with an M.B.A.
QUALIFICATIONS:
The Board selected Mr. Bayardo to serve as a director based on his broad financial expertise and experience as chief financial officer of a large publicly traded company. Mr. Bayardo also has extensive experience with mergers and acquisitions and global manufacturing. The Board believes this experience makes him particularly well-suited to serve as a director of LP.

SKILLS:

C-Suite Leadership	Financial Literacy / Accounting	Global Operations Experience	Risk Management	Strategic Planning

LOUISIANA-PACIFIC CORPORATION ● 2024 PROXY STATEMENT | 8

PROPOSAL 1: ELECTION OF DIRECTORS
TRACY A. EMBREE	Independent Director
President of Otis Americas AGE: 50 DIRECTOR SINCE: 2016 – Current Term Expiring 2025 COMMITTEES: » Compensation Committee » Governance Committee
BACKGROUND:
Ms. Embree has worked at Otis Worldwide Corporation (NYSE: OTIS), a world leader in elevator and escalator manufacturing, installation and service (“Otis”), since October 2023. Ms. Embree serves as the President of Otis Americas where she is responsible for Otis’ business operations in the United States, Canada, Mexico, Central America, and Latin America and she is a member of Otis’ executive leadership team. Prior to that, Ms. Embree spent 23 years at Cummins Inc. (NYSE: CMI), a leader in the design, manufacture, distribution and service of diesel and alternative fuel engines and related technologies (“Cummins”), where she most recently held the role of Vice President and President of Cummins’ Distribution Business Segment from October 2019 through September 2023. Prior to that, Ms. Embree held the role of Vice President and President of Cummins’ Components Business Segment. Throughout her career, Ms. Embree has served in a variety of roles with increasing responsibility and leadership, including general management, marketing, sales, and manufacturing.
Ms. Embree graduated from the Massachusetts Institute of Technology with a bachelor of science degree in Chemical Engineering and holds an M.B.A. from Harvard Business School.
QUALIFICATIONS:
The Board selected Ms. Embree to serve as a director based upon her experience in formulating corporate strategy, implementing new market strategies, sales, and operations for a global business. The Board believes that Ms. Embree’s leadership experience in these areas makes her particularly well-suited to serve as a director of LP.

SKILLS:

Manufacturing and Distribution / Sourcing / Logistics	Global Operations Experience	Sales / Marketing	Risk Management	Strategic Planning	Environmental / Sustainability / Corporate Responsibility
LIZANNE C. GOTTUNG	Independent Director

Retired EVP-Senior Adviser to the CEO/Chairman of Kimberly-Clark Corporation
AGE: 67
DIRECTOR SINCE:
2006 – Current Term
Expiring 2025
COMMITTEES:
»
Compensation Committee

»
Executive Committee

»
Governance Committee (Chair)

BACKGROUND:
Ms. Gottung retired from Kimberly-Clark Corporation (NYSE: KMB) in 2017 as EVP-Senior Adviser to the CEO/Chairman. Prior to that appointment, Ms. Gottung served as Senior Vice President and Chief Human Resources Officer of Kimberly-Clark Corporation from 2002 to 2017. She held a variety of human resources, manufacturing and operational roles of increasing responsibility with Kimberly-Clark Corporation over the 36 years prior to her retirement. Ms. Gottung has been a director of Sylvamo Corporation (NYSE: SLVM), a global producer of uncoated paper, since October 2021 and serves as the Chair of the Management Development and Compensation Committee.
Ms. Gottung graduated from the State University of New York at Albany with a bachelor’s degree in Business Administration.
QUALIFICATIONS:
The Board selected Ms. Gottung to serve as a director based upon her experience in labor relations and human resources with a large publicly traded company. The Board believes that Ms. Gottung’s extensive experience in leading, designing and implementing human capital strategies, including compensation and benefits, both domestically and globally, talent management, diversity and inclusion, organizational effectiveness and corporate health services makes her particularly well-suited to serve as a director of LP.

SKILLS:

Public Company Board Experience	C-Suite Leadership	Manufacturing and Distribution / Sourcing / Logistics	Global Operations Experience	HR / Labor Relations	Risk Management	Strategic Planning	Corporate Governance / Ethics / Legal	Environmental / Sustainability / Corporate Responsibility

LOUISIANA-PACIFIC CORPORATION ● 2024 PROXY STATEMENT | 9

PROPOSAL 1: ELECTION OF DIRECTORS
STEPHEN E. MACADAM	Independent Director

Retired Chief Executive Officer of EnPro Industries, Inc.
AGE: 63
DIRECTOR SINCE:
2019 – Current Term
Expiring 2026
COMMITTEES:
»
Audit Committee

»
Compensation Committee (Chair)

»
Executive Committee

»
Governance Committee

BACKGROUND:
Mr. Macadam served as Chief Executive Officer and President of EnPro Industries, Inc. (NYSE: NPO), a manufacturing company (“Enpro”), from April 2008 until his retirement in July 2019. He served on the board of directors of EnPro from 2008 until his retirement effective February 29, 2020, including as Vice Chairman beginning in August 2019. Prior to joining EnPro, he was Chief Executive Officer of BlueLinx Holdings Inc. (NYSE: BXC), a building products wholesaler, from October 2005 to March 2008. Mr. Macadam was President and Chief Executive Officer of Consolidated Container Company, a plastic packaging manufacturer, from 2001 to 2005. From March 1998 until August 2001, he held executive positions with Georgia-Pacific Corporation, which traded on the NYSE under the ticker symbol GP prior to its acquisition by Koch Industries, Inc. in 2005. Mr. Macadam held positions of increasing responsibility with McKinsey & Company, Inc., a global management consulting firm, from 1988 until 1998, culminating in the role of principal in charge of its Charlotte, NC operation. Mr. Macadam has served as a director for Sleep Number Corporation (NASDAQ: SNBR) since November 2023. He has served as the non-executive chairman of Atmus Filtration Technologies (NYSE: ATMU) since May 2023. He previously served as the chair of the board of directors of Veritiv Corporation (NYSE: VRTV) from 2020 to November 2023 and as a director for Valvoline Inc. (NYSE: VVV) from 2016 to January 2023.
Mr. Macadam received a bachelor of science degree in Mechanical Engineering from the University of Kentucky, a master of science degree in Finance from Boston College and an M.B.A. from Harvard University, where he was a Baker Scholar.
QUALIFICATIONS:
The Board selected Mr. Macadam to serve as a director because of his valuable financial expertise and his experience and knowledge in the areas of corporate governance, industrial products manufacturing, building products, product distribution, and procurement. The Board also believes that Mr. Macadam’s extensive experience leading publicly traded companies makes him particularly well-suited to serve as a director of LP.

SKILLS:

Public Company Board Experience	C-Suite Leadership	Financial Literacy / Accounting	Manufacturing and Distribution / Sourcing / Logistics	Global Operations Experience	Sales / Marketing	Risk Management	Strategic Planning

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PROPOSAL 1: ELECTION OF DIRECTORS
DUSTAN E. MCCOY	Lead Independent Director

Retired Chairman and Chief Executive Officer of Brunswick Corporation
AGE: 74
DIRECTOR SINCE:
2002 – Current Term
Expiring 2025
COMMITTEES:
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Compensation Committee

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Executive Committee

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Governance Committee

BACKGROUND:
Mr. McCoy was Chairman and Chief Executive Officer and a director of Brunswick Corporation (NYSE: BC), a market leader in the marine, fitness and billiards industries, from December 2005 until his retirement in February 2016. He joined Brunswick Corporation in September 1999 and, in addition to the roles above, also served as Vice President, General Counsel and Corporate Secretary until October 2000, and served as President of the Brunswick Boat Group from October 2000 to December 2005. In 1999, he served as Executive Vice President of Witco Corporation (“Witco”), which traded on the NYSE under the ticker symbol WIT prior to its merger with Crompton & Knowles in 1999, and prior to that served as Witco’s Senior Vice President, General Counsel and Corporate Secretary. Mr. McCoy is also the lead independent director of Freeport-McMoRan Inc. (NYSE: FCX) and a director of YETI Holdings, Inc. (NYSE: YETI).
Mr. McCoy graduated from Eastern Kentucky University with a bachelor’s degree in Political Science and a J.D. from Salmon P. Chase College of Law at Northern Kentucky University.
QUALIFICATIONS:
The Board selected Mr. McCoy to serve as a director because of his extensive experience in legal and compliance matters, and specifically his experience in corporate governance and disclosure matters for publicly traded companies. The Board believes that Mr. McCoy’s broad understanding of the operational, financial and strategic issues facing large global companies, his leadership and oversight in LP’s compliance matters, his leadership roles for companies producing both commodity and specialty products, and his valuable strategic advice to the Board and management in advancing LP’s interests make him particularly well-suited to serve as a director of LP.

SKILLS:

Public Company Board Experience	C-Suite Leadership	Manufacturing and Distribution / Sourcing / Logistics	Global Operations Experience	Sales / Marketing	Risk Management	Strategic Planning	Corporate Governance / Ethics / Legal	Environmental / Sustainability / Corporate Responsibility

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CORPORATE GOVERNANCE
CURRENT BOARD COMPOSITION
The following matrices provide information regarding the members of our Board, including demographic information and a summary of certain qualifications and experience possessed by the members of our Board that our Board believes are relevant to our business and industry and provide a range of viewpoints that are invaluable for our Board’s discussions and decision-making processes. The matrices do not encompass all of the qualifications, experiences or attributes of the members of our Board, and the fact that a particular qualification, experience or attribute is not listed does not mean that a director does not possess it. In addition, the absence of a particular qualification, experience or attribute with respect to any of the members of our Board does not mean that the director in question is unable to contribute to our Board’s decision-making process in that area. The type and degree of qualification and experience listed below may vary among the members of our Board.

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The Board held four meetings in 2023. While LP does not have a policy regarding attendance by directors at LP’s annual meetings of stockholders, all directors on the Board at that time attended the 2023 Annual Meeting of Stockholders.
PRINCIPLES OF CORPORATE GOVERNANCE
Strong corporate leadership of the highest ethics and integrity has long been a major focus of LP’s Board and management. The key tenets of LP’s Corporate Governance Guidelines include the following:
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The Board elects the director who serves as Chairperson of the Board, who may be the Chief Executive Officer (or “CEO”) or any other director. Currently, the CEO serves as Chairperson of the Board. Pursuant to LP’s Corporate Governance Guidelines, when the positions of Chairperson of the Board and CEO are held by the same person, the Board adopts a counterbalancing governance strategy, pursuant to which a Lead Independent Director is elected annually by the independent directors to preside over executive sessions of the independent directors, facilitate information flow and communications between the directors and the Chairperson of the Board, coordinate the activities of the other independent directors and perform such other duties as specified by the Board and outlined in the Lead Independent Director Profile contained in LP’s Corporate Governance Guidelines. Currently, Dustan E. McCoy serves as Lead Independent Director.

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A majority of the members of the Board and all members of the Audit Committee, the Compensation Committee of the Board (the “Compensation Committee”), and the Governance Committee must be independent. To be considered independent under LP’s Corporate Governance Guidelines, a director must:

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meet the applicable standards imposed by the SEC, the NYSE and any federal laws as may from time to time be made applicable to the Board;

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be independent of management and LP and free of any relationship that, applying the rules of the NYSE, would preclude a finding of independence;

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not have been an officer or employee of LP (including its subsidiaries or affiliates) at any time in the past three years and in order to qualify for service on the Compensation Committee, not have been an officer or employee of LP (including its subsidiaries or affiliates) at any time in the past five years; and

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have no material relationship with LP or any of its affiliates or any executive officer of LP or any of its affiliates (either directly or as a partner, shareholder or officer of an organization) as affirmatively determined by action of the Board.

The Board has determined that each current director other than Mr. Southern is independent under the standards listed above. LP’s independence standards, together with the rest of LP’s Corporate Governance Guidelines, as summarized in this section, are available on its website at www.lpcorp.com by clicking on “For Investors,” then “Corporate Governance,” then “Additional Policies,” and then “Corporate Governance Guidelines.”
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The independent directors meet in executive session without management present in connection with each quarterly Board meeting.

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No director may serve as a director of more than four other public companies, and any director who is employed as an executive officer (other than executive chair) of a public company may not serve as a director of more than one other public company (excluding the public company for which the individual serves as an executive officer), in each case without the prior approval of the Board. Any director who serves as an executive chair of a public company may not serve as a director of more than two other public companies (excluding the public company for which the individual serves as an executive chair), without the prior approval of the Board. The CEO may not serve as a director of more than two public companies (including LP). The Governance Committee reviews all requests to serve on another public company’s board of directors

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Following any material change in his or her principal occupation or business association, including retirement from any such other occupation or association, such director must immediately tender his or her resignation for consideration by the Board, which may choose not to accept it.

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Directors must retire as of the date of the next annual meeting of stockholders after attaining age 75.

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Directors are provided with orientation and continuing education opportunities on an ongoing basis relating to performance of their duties as directors and Board committee members.

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The composition, structure, purpose, responsibilities and duties of each of the standing Board committees are set forth in written charters approved from time to time by the Board.

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The Board and each of the Board committees have authority to engage outside advisors, including an independent compensation consultant and outside legal counsel, who are independent of management to provide expert or legal advice to the directors.

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The Governance Committee oversees annual evaluations of the operations and effectiveness of the Board and the committees of the Board in governing LP, with feedback from the Lead Independent Director, and communicates the results of these evaluations to the full Board.

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Each director must receive a majority of the total stockholder votes cast in an uncontested election of directors. Under LP’s Bylaws, an incumbent director who is not re-elected (and whose successor was not elected at the meeting) is expected to promptly tender his or her resignation. The Governance Committee will make a recommendation to the full Board on the acceptance or rejection of the tendered resignation, and the Board must act on the tendered resignation within 90 days and publicly disclose its decision (and its rationale for the decision if the resignation is rejected).

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LP has adopted both a Code of Business Conduct and Ethics and a Code of Ethics for senior financial officers.

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The Code of Business Conduct and Ethics is applicable to all directors, officers, and employees and addresses, among other matters, conflicts of interest, corporate opportunities, confidentiality, fair dealing, protection and proper use of company assets, legal and regulatory compliance, and reporting of illegal or unethical behavior.

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The Code of Ethics for senior financial officers, including the CEO, relates to conflicts of interest and full, fair and accurate financial reporting.

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Directors and executive officers may be granted waivers of either Code only by a decision of the Board (or a Board committee to which this responsibility is delegated), which will be promptly disclosed to LP’s stockholders by posting on LP’s website at www.lpcorp.com. In 2023, there were no waiver requests.

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LP’s CEO is responsible for maintaining a succession-planning process with respect to top management positions and must report to the Board at least annually regarding specific assessments and recommendations.

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The Board has adopted stock ownership guidelines for both directors and executive officers. The guidelines specify target amounts of share ownership. Each outside director is expected to acquire and hold a number of shares equal in value to five times the regular annual cash retainer for outside directors within five years of joining the Board. For 2023, all of the directors met the guidelines. See the section below captioned “—Director Stock Ownership Guidelines.” The guidelines for executive officers are discussed under the heading “Compensation of Executive Officers—Compensation Discussion and Analysis—Section VI: Additional Policies and Guidelines Affecting Executive Compensation—Executive Stock Ownership Guidelines.”

Current copies of LP’s Corporate Governance Guidelines, Code of Business Conduct and Ethics, and Code of Ethics for senior financial officers are available on LP’s website at www.lpcorp.com by clicking on “For Investors,” then “Corporate Governance” and then “Additional Policies.” Any amendments to either Code will also be posted at www.lpcorp.com. Copies of any of these documents may also be obtained free of charge by writing to Corporate Affairs, Louisiana-Pacific Corporation, 1610 West End Avenue, Suite 200, Nashville, Tennessee 37203.
THE BOARD LEADERSHIP STRUCTURE
The members of the Board have a diverse set of skills and experiences and all of the members are independent except Mr. Southern, our CEO. As discussed above, Mr. Southern currently serves as both the CEO of LP and the Chairperson of the Board, and the Board has elected Mr. McCoy to serve as our Lead Independent Director. We believe that our leadership structure is in the best interests of LP and its stockholders and that it fosters innovative, responsive and strong leadership for LP as a whole. Our Board has determined that the election of an executive Chairperson must be accompanied by the election of a Lead Independent Director with a clearly defined and dynamic leadership role in the governance of the Board. In May 2020, the Board determined that appointing Mr. Southern as Chairperson of the Board and Mr. McCoy as Lead Independent Director would result in the governance structure best suited to enable our Board and management to carry out their responsibilities to our stockholders and promote the growth of LP. We believe the structure promotes, through the clearly articulated roles and responsibilities of the Lead Independent Director and Board committees, the objective and effective oversight of management.
The Chairperson’s current Board duties include: calling meetings of the Board; taking primary responsibility for preparing agendas for Board meetings in consultation with the Lead Independent Director, other directors and management; chairing meetings of the Board and the annual meeting of stockholders; receiving feedback from executive sessions of the independent directors; chairing meetings of the Executive Committee of the Board (the “Executive Committee”); communicating with directors on key issues and concerns outside of Board meetings; and representing LP to, and interacting with, external stakeholders and LP employees.
The Lead Independent Director’s current duties include: participating in Board meetings; acting as an intermediary in the event the Chairperson refers to the Lead Independent Director for guidance or to have something taken up at executive session of the independent directors; suggesting calling Board meetings to the Chairperson when appropriate; calling meetings of the independent directors and setting the agenda for, and leading, executive sessions of the independent directors; briefing the Chairperson on issues arising in the executive sessions; collaborating with the

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Chairperson to set the Board agenda and providing the Board with information; facilitating discussion among the independent directors on key issues and concerns outside of Board meetings; serving as the exclusive conduit to the Chairperson of views, concerns and issues of the independent directors; retaining advisors and consultants at the request of independent directors; serving on the Executive Committee; and coordinating with the Compensation Committee in the performance and evaluation of the CEO.
OVERSIGHT OF RISK
The directors are elected representatives of the stockholders and act as fiduciaries on their behalf. In performing its general oversight function, the Board reviews and assesses LP’s strategic and business planning, as well as management’s approach to addressing significant risks. All committees report directly to the Board regularly, and all committee minutes are distributed for review by the entire Board when requested. Additionally, the Board and committees are authorized to retain independent advisors, including attorneys or other consultants, to assist in their oversight activities.
As set out in LP’s Corporate Governance Guidelines, it is the responsibility of the CEO, and of executive management under the CEO’s direction, to:
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operate and manage the business of LP on a day-to-day basis in a competent and ethical manner to produce value for the stockholders;

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regularly inform the Board of the status of LP’s business operations;

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engage in strategic planning;

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prepare annual operating plans and budgets; and

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oversee risk management and financial reporting.

The Board fulfills its oversight responsibilities as set out in the Corporate Governance Guidelines on behalf of the stockholders and in furtherance of LP’s long-term health. The Board’s role does not involve managing the daily complexities of business transactions.
As part of its oversight responsibilities, the Board and its committees are involved in the oversight of risk management of LP. The current leadership structure provides directors with significant information related to risks faced by LP, as well as an opportunity to synthesize, discuss and consider these risks independent of management and to provide guidance to management. The Board oversees risk management in part through its review of findings and recommendations by LP’s Risk Management Council, the participants of which are executives and/or functional department leaders in the areas of risk management, finance, internal audit, legal and compliance, information technology (including cybersecurity), environmental, and product quality, all of whom supervise day-to-day risk management throughout LP. The purpose of the Risk Management Council is to help the CEO assess the effectiveness of LP’s identification and handling of risks. The Board and its committees have direct access to financial and compliance leaders on a quarterly basis or more frequently if requested. Further, the Board is provided a comprehensive report as to the Risk Management Council’s risk mapping efforts, as well as management’s efforts to mitigate and transfer risk.
The Board committees consider risks within their areas of responsibilities under each of their charters. The Audit Committee is responsible for the following risk oversight functions:
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overseeing LP’s enterprise risk management program, which includes consideration of operational risks, cyber-security risks, and financial risk related to accounting matters, financial reporting and legal and regulatory compliance;

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reviewing various guidelines for cash, credit and liquidity measures;

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reviewing risks related to financial disclosures and reporting; and

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reviewing the audit risk assessment identifying internal controls and risks that affect the audit plan for the coming year.

The Board and the Audit Committee share oversight of risks from cybersecurity threats. The Audit Committee oversees our cybersecurity program. LP’s Information Security Officer provides the Audit Committee with an annual presentation

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and other periodic updates on our cybersecurity program, emerging threats, and the state of LP’s cybersecurity maturity. In addition, the Information Security Officer provides quarterly updates to the Audit Committee regarding LP’s cybersecurity program.
The Governance Committee is responsible for oversight of risk related to various regulatory changes and trends related to corporate governance, including Board member selection and maintaining appropriate corporate governance principles and guidelines, as well as overseeing annual evaluations to assess Board and committee effectiveness. Additionally, the Governance Committee is responsible for oversight of risk related to LP’s sustainability strategy, safety, environmental and product quality policies and practices, programs for ethics and business conduct, including various matters raised through LP’s anonymous hotline reporting service, legal compliance, political activities and advocacy and human resource practices.
The Compensation Committee is responsible for oversight of risk relating to employment policies and LP’s compensation and benefits systems, and annually reviewing these policies and practices to determine whether they are reasonably likely to have a material adverse effect on LP.

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For more than half a century, LP has worked to deliver on our purpose: Building a Better World™. Our purpose guides all that we do, from the way we responsibly develop and manufacture products to the way we treat team members and support our communities.
Our environmental, social and governance (ESG) program demonstrates our purpose at work and the continued evolution of our sustainability journey. Our sustainability program is centered on five pillars: governance, people, environment, products and community.
For additional information about our program, goals and metrics, read our 2023 Sustainability Report. The 2023 Sustainability Report is available on our website at www.lpcorp.com/sustainability. The 2023 Sustainability Report and other information contained on our website are not incorporated by reference herein.
OVERSIGHT
Oversight for LP’s ESG program begins with the Governance Committee. The committee meets at least three times a year and oversees our sustainability strategy as well as our performance in relation to our goals. The committee also oversees the programs and processes related to management succession, safety, environmental and product quality, ethics and business conduct, political activities and human resources. Management oversees LP’s ESG program through LP’s ESG Executive Council, which is a cross-functional committee comprised of members of LP’s executive team, including the General Counsel, the Chief Financial Officer and the Senior Vice President of Manufacturing Services. The ESG Executive Council oversees the ESG Task Force, a group of subject matter experts responsible for developing and executing our ESG strategies. The ESG Task Force is led by the General Counsel and includes a cross-departmental group of leaders from Investor Relations and Business Development, Sustainability and Public Policy, Internal Audit, Sourcing, Corporate Communications and Marketing. The ESG Council meets quarterly with the ESG Task Force to discuss ESG strategies.
APPROACH TO SUSTAINABILITY
LP measures our progress in relation to our goals, as well as the programs, processes and initiatives we have in place across five critical areas: governance, people, environment, products and community. We evaluate risks and opportunities in each of these areas carefully. In 2021, we conducted an ESG priority assessment to ensure we incorporate the opinions of our employees, customers, investors and other stakeholders as we execute our sustainability strategy. The priority assessment revealed the most critical sustainability topics for LP based on six factors: meaningful impact on financial returns; reputational importance to LP; probability of negative outcome; LP’s ability to control, influence and mitigate; importance to stockholders; and importance to non-owner stakeholders.
We provide ESG disclosures in line with the International Financial Reporting Standards Foundation’s Sustainability Accounting Standards Board (SASB) standards and the Task Force on Climate-related Financial Disclosures (“TCFD”) recommendations. Our business is aligned with SASB’s Building Products and Furnishings and Forestry Management

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standards. Our TCFD index communicates how climate risks and opportunities are incorporated into our business strategy to facilitate long-term business resilience.
Governance
Our corporate governance practices and programs represent our commitment to ethical business operations. We work to create an environment within the workplace where all LP representatives—from directors to individual contributors—have a strong sense of accountability and integrity.
We have a diverse, independent Board that helps the company manage risk, as well as Board committees that oversee auditing, corporate responsibility, and executive compensation.
We expect all LP team members to act with the highest standards of ethics and integrity and carry our commitment to business ethics through to our suppliers. Our Code of Business Conduct and Ethics, Code of Ethics for senior financial officers and Supplier Code of Conduct outline our standards and expectations. Our Human Rights Policy further details our expectations for working conditions and human rights in our operations. Each of these documents is available online at our website at www.lpcorp.com.
People
At LP, people come first. We work to foster a safe, inclusive environment where every LP team member can grow, thrive and belong. Additional information concerning LP’s people-focused initiatives can be found in the “—Human Capital Management” section of this proxy statement.
Environment
Environmental stewardship is an important component of our business. We strive to responsibly manage our environmental footprint from product innovation and sourcing to manufacturing and all the way through product installation and end-use. Our Policy on Environmental Stewardship, which may be viewed at www.lpcorp.com/about-lp/sustainability/the-environment, details our broader commitment to reducing emissions, waste and water use, and conserving the environment in and around our operations.
Climate Change
We believe we have a role to play in mitigating the impacts of climate change—both through our innovative products and by limiting the potential environmental impacts of our operations. As detailed in our 2023 Sustainability Report and our TCFD index, we strive to incorporate climate change considerations into the way we do business, from product development to product end-of-life.
Our Policy on Environmental Stewardship informs our operations and is supported by innovative programs and processes that help us in our efforts to minimize emissions, reduce waste and water use, and conserve biodiversity in and around our operations.
Sustainable Sourcing
We believe that one of the greatest environmental opportunities we have at LP is to ensure that the forest resources we rely on are managed sustainably to meet the needs of future generations. As early adopters of third-party forest certification standards, we work with suppliers to implement sustainable forestry practices and ensure 100% of our wood fiber volume is sourced through certified sourcing programs, including Sustainable Forestry Initiative® (SFI®) and the Programme for the Endorsement of Forestry Certification (PEFC®). This helps assure LP and our customers that these forestlands are being managed responsibly and are achieving the environmental standards we demand.
We work to protect and maintain biodiversity in and near our operations, primarily by conducting biodiversity assessments before we begin operating to understand and mitigate potential biodiversity risks. Our forest management process helps preserve a range of age classes and forest types to protect habitats for plant and animal species that require younger as well as older forests to thrive.
LP received the SFI® President’s Award in 2022, recognizing our sustainable forestry leadership.

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Manufacturing Efficiency
Our manufacturing systems are intended to limit our environmental impact. All LP manufacturing facilities use site-specific environmental management programs to help reduce waste and promote clean air and water quality when producing engineered wood building products. To further promote sustainability and limit non-greenhouse gas (“GHG”) air emissions in our manufacturing processes, we strive to source technology that helps save energy and reduce waste. One example of this technology in action is the emissions control systems we have in place across our operations. These systems capture 99.9% of the particulate matter produced from biomass combustion and pressing wood and resins under high heat before it leaves our emissions stacks. Where possible, the captured particulate matter is then used in the manufacturing process or for energy recovery. This circular process supports our efforts to achieve or exceed air quality regulatory standards and mitigate our air emissions. We maintain additional control systems at our facilities that allow us to track, capture and destroy non-GHG air emissions to prevent them from entering the atmosphere. We aim to continue to evaluate our operations for opportunities to reduce emissions and maximize efficiency—whether by designing new systems, upgrading systems or identifying small changes that can have a big impact.
Quantifying Our Carbon Footprint
Understanding our emissions is critical for developing and guiding our decarbonization efforts. Our Scope 1 and 2 GHG emissions arise primarily from the natural gas and electricity used in our operations. However, a significant amount of our energy is derived from the use of residual biomass resulting from our manufacturing process.
In addition to evaluating our Scope 1 and 2 GHG emissions, we have measured our Scope 3 GHG emissions inventory since 2019. This evaluation is an important step in understanding emissions across our supply chain.
Products
Across our more than 50-year history, one thing that has remained consistent is our dedication to creating innovative, longer-lasting, more sustainable building products for our customers. We are committed to producing products that are both responsibly sourced and known for exceeding the performance expectations of our customers.
We work with third parties to develop life cycle assessments (LCA) and environmental product declarations (EPD) for LP products. The LCAs and EPDs allow us to assess and compare the environmental impact of our products’ life cycles in line with internationally recognized standards, including International Organization for Standardization (ISO) standards. We believe EPDs are a valuable tool for comparing products and providing transparency into the environmental footprint of a product across its full manufacturing value chain, from raw materials to product end-of-life.
We have evaluated the full life cycle of eight LP products, including LP® SmartSide® products, LP SmartSide ExpertFinish® products, LP BuilderSeries® products, and the LP Structural Solutions portfolio (except for LP NovaCore® sheathing). The related EPDs demonstrate the carbon negativity of certain of our products, meaning that such products store more carbon than is released during their entire life cycles.
Communities
The way we live, work, and interact within our communities is guided by our respect for the interconnectedness we share as community members. We support local communities through product and monetary donations and through the LP Foundation, our separate, LP-funded 501(c)(3) nonprofit. We also give LP team members the opportunity to donate their funds, time and skills to better their communities, whether through LP-sponsored volunteer events or through our charitable giving employee match program. The LP Foundation provides grants and other support to public schools and a variety of local nonprofit organizations that fall within our giving categories which are assessed annually by LP’s executive team. These giving areas focus on: programs that provide new homes and home repairs to those in need; environmental programs primarily focused on forests; public science, technology, engineering and math (STEM) education; and causes that support diversity, equity, and inclusion.
Our Human Rights Policy, Code of Business Conduct and Ethics and Policy for Respecting the Rights of Indigenous Peoples detail our commitments to respecting and collaborating with Indigenous communities across the areas where we operate. We work with Indigenous nations to promote economic growth, provide education and employment and support community infrastructure projects.

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MORE INFORMATION
More information about our environmental, social and governance program is available in LP’s 2023 Sustainability Report located at www.lpcorp.com/sustainability. Our 2023 Sustainability Report and other information contained on the website are not incorporated by reference herein.
HUMAN CAPITAL MANAGEMENT
At LP, we believe that by building and developing a more diverse, engaged, and highly skilled workforce, we are also building a better, more sustainable, and more competitive company—because when our people thrive, our company thrives. LP’s human capital management priorities include employee safety, talent acquisition and workforce composition, talent development, compliance and enablement and employee well-being. These factors impact LP’s readiness to meet future business needs and achieve organizational value creation goals.
SAFETY
We are committed to creating a healthy, safe workplace for all of our team members. Our safety programs aim to prevent incidents before they occur. Applicable to all team members and contractors, our Environmental, Health and Safety (EHS) Protocol Standard defines our expectations for creating a safe work environment. Additionally, our recently introduced Serious Injury and Fatality (SIF) Prevention program uses predictive tools to further identify and target potential safety risks. Every LP team member or contractor receives baseline safety training when they join the company, plus supplemental training based on their job requirements. In addition to this baseline training, each facility provides extra training specific to safety considerations for the time of year, needs or high-risk activities. Since 2010, we have won 85 safety awards recognizing us for our performance and commitment to safety.
TALENT ACQUISITION AND WORKFORCE COMPOSITION
We are committed to cultivating a safe and supportive workplace that attracts and welcomes innovative, agile, diverse, and resilient talent focused on value creation.
We embrace the diversity of our team members, customers, stakeholders, and consumers, including their unique backgrounds, experiences, ideas, and talents, and are committed to continued efforts to increase diversity and foster an inclusive workplace. We work to ensure all LP team members are valued and appreciated for their distinct contributions to the growth and sustainability of our business. We strive to cultivate a culture and vision that supports and enhances our ability to recruit, develop, and retain diverse talent at every level.

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Our executive management team provides oversight of our policies, programs, and initiatives focusing on workforce diversity, equity, and inclusion, talent and development, and compensation and benefits, and it is our policy to fully comply with all laws (domestic and foreign) applicable to equal employment opportunity and discrimination in the workplace.

Information as of December 31, 2023.
(1)
U.S. and Canada

(2)
U.S.

TALENT DEVELOPMENT
We are committed to empowering team members’ growth and development by offering an array of innovative and diverse educational and developmental programs to drive better business performance. We believe our team members’ growth must outpace the growth we want to achieve as a business.
COMPLIANCE AND ENABLEMENT
We are committed to creating a data-rich environment that enables high performance, consistent practices, efficient processes, and quality decision-making that supports our company values.
EMPLOYEE WELL-BEING
We are committed to recognizing and rewarding the contributions of our valued team members. We work to ensure that our competitive total rewards package offers the flexibility, inclusivity, choice and protection that will enable LP to attract and retain top talent.
ANTI-HEDGING AND ANTI-PLEDGING POLICY
LP’s Insider Trading Policy prohibits directors, executive officers, and certain employees of LP from engaging in short-term, hedging or speculative transactions involving LP common stock, $1 par value per share (“Common Stock”) unless otherwise approved in writing by LP’s General Counsel. LP maintains this policy because such transactions, which might be considered short-term bets on the movements of LP Common Stock, could create the appearance that the person is trading on insider information. In addition, hedging transactions may permit a director, executive officer, or

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manager of LP to continue to own securities of LP obtained through employee benefit plans or otherwise but without the full risks and rewards of ownership. When that occurs, the person may no longer have the same objectives as LP’s other stockholders.
Under LP’s Insider Trading Policy, the following hedging and monetization transactions with respect to LP securities are prohibited unless otherwise approved in writing by LP’s General Counsel:
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engaging in “short sales”;

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buying and selling options (“put” or “call”);

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prepaid variable forwards;

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equity swaps;

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collars; and

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exchange funds.

While not prohibited, under the Insider Trading Policy, LP discourages insiders from placing standing or limit orders on LP securities.
LP’s Insider Trading Policy also prohibits the pledging of LP securities unless otherwise approved in writing, including pledges of LP securities as collateral for margin and other loans.
COMMITTEES OF THE BOARD
The Board’s committees, membership on each committee as of March 12, 2024 and the number of meetings held during fiscal year 2023 are set forth in the table below. Each committee shown below has a written charter delineating its membership, duties and functions. Copies of the current committee charters are available on LP’s website, www.lpcorp.com, by clicking on “For Investors,” then “Corporate Governance” and then “Committee Charters” and may also be obtained by writing to Corporate Affairs, Louisiana-Pacific Corporation, 1610 West End Avenue, Suite 200, Nashville, Tennessee 37203.
NAME OF DIRECTOR	AUDIT	COMPENSATION	GOVERNANCE	EXECUTIVE
Jose A. Bayardo
Tracy A. Embree
Lizanne C. Gottung
F. Nicholas Grasberger III
Ozey K. Horton, Jr.
Stephen E. Macadam
Dustan E. McCoy
W. Bradley Southern
2023 Meetings	4	4	4	0
 = Chair     = Committee member
During 2023, each director attended at least 75% of the total number of Board meetings and meetings held by all committees of the Board on which he or she served during his or her tenure on the Board or such committees.
Descriptions of the Audit Committee, the Compensation Committee and the Governance Committee are provided below.

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CORPORATE GOVERNANCE
FINANCE AND AUDIT COMMITTEE
Members
F. Nicholas Grasberger III (Chair) | Jose A. Bayardo | Ozey K. Horton, Jr. | Stephen E. Macadam
Responsibilities
The Audit Committee is responsible for:
»
assisting the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of LP (including LP’s financial statements);

»
LP’s compliance with legal and regulatory reporting requirements;

»
assessing the independence and qualifications of LP’s independent auditor and evaluating the performance of LP’s independent and internal auditors;

»
oversight of LP’s enterprise risk management program and certain other risks, as described under the heading “—Oversight of Risk” above;

»
receiving and reviewing regular reports regarding issues such as:

—
the status and findings of internal audits and audits being conducted by LP’s independent registered public accounting firm,

—
the status of material litigation,

—
LP’s cybersecurity program, emerging cybersecurity threats, and the state of LP’s cybersecurity maturity,

—
significant accounting events,

—
accounting changes that could affect LP’s financial statements, and

—
proposed audit adjustments;

»
because of the importance of the integrity of our information technology systems to financial reporting, reviewing LP’s information technology platform and processes, as well as strategies, to prevent, detect and mitigate any cybersecurity threat; and

»
such other duties as directed by the Board.

Additionally, the Audit Committee has sole authority for the appointment, compensation and oversight of LP’s independent registered public accounting firm, including the approval of any significant non-audit relationship. To satisfy its various oversight responsibilities, the Audit Committee meets regularly with LP’s Chief Financial Officer, Director of Internal Audit, independent registered public accounting firm and other members of management, as needed.
The Audit Committee charter requires that each member of the Audit Committee meet the qualification and independence requirements of the NYSE listing standards, and the independence standards set forth in Rule 10A-3 of the Exchange Act and LP’s Corporate Governance Guidelines. The Board has determined that each member of the Audit Committee has met such qualification and independence requirements and standards.
The Audit Committee Charter also requires that we have at least one member of the Audit Committee who has past employment experience in finance or accounting and requisite professional certification in accounting or other comparable experience that, in the judgment of the board, results in the individual’s financial sophistication and qualification as an audit committee financial expert (as such term is defined under applicable rules of the SEC). The Board has determined that Mr. Grasberger, Mr. Macadam and Mr. Bayardo are audit committee financial experts (as such term is defined under applicable rules of the SEC).

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CORPORATE GOVERNANCE
COMPENSATION COMMITTEE
Members
Stephen E. Macadam (Chair) | Tracy A. Embree | Lizanne C. Gottung | Dustan E. McCoy
Responsibilities
The Compensation Committee is responsible for:
»
assisting the Board in fulfilling its responsibility for oversight relating to the compensation of the executive officers of LP, including by reviewing and establishing compensation levels for LP’s executive officers on at least an annual basis;

»
reviewing and approving the strategy and design of LP’s compensation and benefits systems, and overseeing the administration of LP’s compensation and benefit plans;

»
making recommendations to the Board for incentive compensation and equity-based compensation plans, including specifically reviewing and making recommendations regarding the compensation of LP’s CEO and reviewing and approving salaries and incentive compensation of other executive officers;

»
administering LP’s equity and cash incentive compensation plans;

»
reviewing and making recommendations to the Board regarding any employment agreements and any severance agreements or plans including any benefits to be provided to LP’s executive officers in connection with a change of control of LP;

»
approving and administering, through a subcommittee of the Compensation Committee comprised of all members of the Compensation Committee who qualify as a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act (the “Subcommittee for Performance and Equity-Based Compensation”), any stock options or other stock-based awards that are intended to be exempt from short-swing profit liability under applicable rules of the SEC;

»
selecting and regularly reviewing the peer group used for benchmarking compensation for executive officers;

»
overseeing certain risks related to LP’s compensation policies and practices as described under the heading “—Oversight of Risk” above; and

»
making recommendations to the Board regarding the frequency with which LP will conduct “say on pay” votes in accordance with Section 14A of the Exchange Act.

The Compensation Committee meets regularly with management to understand the financial, human resources and stockholder implications of compensation decisions being made. In accordance with its written charter adopted by the Board, the Compensation Committee has oversight responsibility with respect to compensation policies designed to align compensation with our overall business strategy, values and management initiatives. In discharging its oversight responsibility, the Compensation Committee has retained its own independent compensation consultant, FW Cook, to advise the Compensation Committee regarding market and general compensation trends, assist in determining the appropriate executive officer compensation and advise the Compensation Committee about its executive compensation programs and policies. At the Compensation Committee’s request, FW Cook attends committee meetings and meets with individual committee members to plan for committee meetings. The Compensation Committee chair also regularly meets with management and the Compensation Committee’s consultant between formal Compensation Committee meetings. In 2023, the Compensation Committee generally sought input from FW Cook on a range of factors related to LP’s compensation programs, including comparative peer company data, competitive positioning of executive pay, plan design, long-term incentive pay practices, and market trends.
FW Cook is responsible solely to the Compensation Committee, with the exception of its services to the Governance Committee regarding director compensation, and undertook no work with the management of LP without approval from the Compensation Committee chair. The Compensation Committee has affirmed the independence of FW Cook through a review of the firm’s independence policy and other relevant matters, and is not aware of any conflict of interest that would prevent the consultant from providing independent advice to the Compensation Committee regarding executive compensation matters. FW Cook has had no other business relationship with LP and has received no payments from us other than fees for services to the Compensation Committee and the Governance Committee. FW

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CORPORATE GOVERNANCE
Cook is not the beneficial owner of any shares of LP Common Stock, and fees payable by LP to FW Cook during 2023 were less than 1% of the firm’s gross revenues.
LP’s Chief Executive Officer makes recommendations to, and participates in the deliberations with, the Compensation Committee regarding the amount and form of the compensation of the other executive officers, but does not participate in the determination of his own compensation or the compensation of directors.
The Compensation Committee charter requires that each member of the Compensation Committee qualify as an “independent director” under the NYSE listing standards. The Board has determined that each member of the Compensation Committee has met such independence requirements. The Board has also determined that each member of the Compensation Committee is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act.
Compensation Committee Interlocks and Insider Participation
The members of the Compensation Committee are named above under “—Members”. No members of the Compensation Committee were officers or employees of LP or any of its subsidiaries in 2023, were formerly LP officers, or had any relationship otherwise requiring disclosure under the applicable rules. In addition, no executive officer of LP serves, or in the last fiscal year has served, as a director of, or as a member of the compensation committee (or other board committee performing equivalent functions) of, another entity that has one or more of its executive officers serving as a director of LP or as a member of the Compensation Committee.
GOVERNANCE AND CORPORATE RESPONSIBILITY COMMITTEE
Members
Lizanne C. Gottung (Chair) | Jose A. Bayardo | Tracy A. Embree | F. Nicholas Grasberger III | Ozey K. Horton, Jr. | Stephen E. Macadam | Dustan E. McCoy
Responsibilities
The Governance Committee is responsible for:
»
making recommendations to the Board as to the candidates to be elected as Chairperson of the Board and Lead Independent Director;

»
determining criteria for selecting and evaluating potential nominees for director, including skills and diversity that would be advantageous to add to the Board, identifying and screening persons qualified to become directors and recommending candidates for membership on the Board;

»
if appropriate, in the sole discretion of the Governance Committee, retaining a search firm to identify potential candidates for the Board and approving such firm’s fees and other retention terms;

»
considering and making recommendations to the Board regarding the composition of the Board and Board committees, the nomination of directors, and all elements of compensation of directors;

»
developing, and recommending for consideration by the Board, a set of corporate governance guidelines applicable to LP and reviewing charters of all committees of the Board;

»
managing the process of evaluating the Board and its committees, with feedback from the Lead Independent Director, and assessing the effectiveness of the Governance Committee, including the adequacy of its charter, at least annually;

»
considering and making recommendations to the Board regarding LP’s Bylaws, stockholder proposals and other corporate governance items that may arise from time to time;

»
managing the CEO selection and evaluation process used by the Board and reviewing management succession processes;

»
providing oversight and direction on LP’s (i) sustainability strategy and performance and (ii) safety, environmental and product quality policies and practices;

»
reviewing the implementation of LP’s safety products and trends and the environmental performance of LP as it affects employees, communities, vendors and customers;

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CORPORATE GOVERNANCE
»
reviewing and implementing LP’s product quality policies and standards, including claims and quality incident reports;

»
overseeing LP’s (i) programs for ethics and business conduct, including reviewing matters raised through LP’s confidential hotline reporting service, and (ii) political activities and advocacy, including political fundraising and contributions;

»
reviewing, at least annually, LP’s ethics and business conduct practices, trends and issues, and reporting to the Board on findings related thereto;

»
providing oversight of LP’s compliance with federal and state laws, regulations and rules;

»
providing oversight and policy direction on diversity and employee satisfaction; and

»
providing oversight of certain risks related to corporate governance as described under the heading “—Oversight of Risk” above.

In 2023, the Governance Committee sought input from FW Cook related to director compensation, including competitive positioning of director pay.
The Governance Committee charter requires that each member of the Governance Committee be an independent director. The Board has determined that each member of the Governance Committee has met the independence requirements of the NYSE listing standards.
ANNUAL BOARD AND COMMITTEE SELF-EVALUATION PROCESS
LP’s Board believes that periodic self-evaluation is important to its ongoing effectiveness. The Board and each of its committees conduct annual self-evaluations to assess whether they are functioning effectively and to provide an opportunity to reflect upon and improve processes and effectiveness. The Governance Committee designs and establishes the overall evaluation framework and oversees this annual evaluation process, which is led by the Lead Independent Director. As part of the evaluation process, the Lead Independent Director conducts individual discussions with each Board member to obtain their assessment of the performance and effectiveness of the Board and its committees. A summary of the results of this process are then reported to the full Board and to each of its committees, which consider the results and the ways in which Board and committee processes and effectiveness might be enhanced.
DIRECTOR STOCK OWNERSHIP GUIDELINES
The Board has adopted stock ownership guidelines for directors as part of LP’s Corporate Governance Guidelines, which specify target amounts of share ownership. Each outside director is expected to acquire and hold a number of shares equal in fair market value to five times the regular annual cash retainer for outside directors within five years of joining the Board. As of December 31, 2023, all of the directors met the guidelines.
CONSIDERATION OF DIRECTOR NOMINEES
The Board believes that all directors must possess a considerable amount of education and business management experience. The Board also believes that it is necessary for each of LP’s directors to possess certain general qualities and that there are certain skills and experiences that should be represented on the Board as a whole, but not necessarily by each director individually.
General qualities for all directors:	Specific experiences, qualifications and backgrounds to be represented on the Board as a whole:
» Extensive executive leadership experience	» Financial and/or accounting expertise
» Excellent business judgment	» Knowledge of international markets
» High level of integrity and ethics	» Experience serving as chief executive officer, chief operating officer or chief financial officer
» Original thinking	» Extensive board experience
» Strong commitment to LP’s goal of maximizing stockholder value	» Diversity of skills, backgrounds and perspectives

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CORPORATE GOVERNANCE
Under the Governance Committee charter, the Governance Committee is responsible for determining the criteria for membership on the Board. The Governance Committee uses the results of annual evaluations of the Board and Board committees in evaluating the skills and attributes desired in new director candidates. The following are criteria for membership on the Board:
»
directors must be persons of integrity, with significant accomplishments and recognized business stature, who will bring a diversity of perspectives to the Board;

»
one or more directors should have significant experience in the type of industry and business in which LP operates;

»
experience in some capacity with publicly traded companies is a desirable attribute;

»
although the Board has not adopted a specific policy regarding consideration of diversity in identifying director nominees, the Corporate Governance Guidelines require the Governance Committee to take into account diversifying factors that it deems appropriate which include, among other things, diversity in professional and personal experience, skills, expertise, background, gender, race and ethnic background, and cultural and geographical diversity; and

»
directors must be able to commit the requisite time to prepare for and attend all regularly scheduled meetings of the Board and committees on which they serve, except when there are unavoidable business or personal conflicts.

Additionally, the Governance Committee believes it to be desirable for all new outside directors (as is true of all current outside directors) to qualify as independent under the NYSE listing standards and applicable SEC rules. The Corporate Governance Guidelines recognize that LP’s CEO will normally be a director and that other senior officers may be elected to the Board in appropriate circumstances, as long as a majority of directors are independent as determined by the Board in accordance with the NYSE listing standards and applicable SEC rules.
As part of its annual self-evaluation process, the Board and its committees determine the specific skill sets, perspectives and characteristics necessary for the Board and each of its committees to function effectively. If the Board, generally or through the Governance Committee, determines that a necessary skill set, perspective or characteristic is absent, the Board may authorize an increase in the number of Board members.
In the event of a vacancy on the Board, the Governance Committee determines which skills should be sought in filling the vacancy and then each current director is asked to suggest names of potential director candidates based on the applicable criteria. The Governance Committee is also authorized by its charter to retain a third-party search firm to assist in identifying director candidates. As part of its search process for potential candidates for director, the Governance Committee considers a potential candidate’s ability to contribute to the diversity of personal and professional experiences, skills, opinions, perspectives and backgrounds on the Board. After potential candidates are identified, the Governance Committee designates one or more directors to screen each potential candidate. Following that screening process, the Governance Committee (or a subcommittee) conducts in-person or telephone interviews with candidates warranting further consideration, and based on the results of those interviews, the Governance Committee recommends a candidate to the full Board for election, as well as alternative candidates whom the Board may wish to consider.
The Governance Committee will consider stockholders’ recommendations concerning nominees for director. Any such recommendation, including the name and qualifications of a nominee, may be submitted to LP at its corporate offices: Louisiana-Pacific Corporation, 1610 West End Avenue, Suite 200, Nashville, Tennessee 37203, to the attention of the Chair of the Governance Committee. Stockholder-recommended candidates will be evaluated using the same qualities and criteria described above.
STOCKHOLDER NOMINATIONS FOR ELECTION OF DIRECTORS
LP’s Bylaws permit nominations for election to the Board to be made by any stockholder of record entitled to vote at the Annual Meeting. The number of nominees a stockholder may nominate for election at a stockholder meeting may not exceed the number of directors to be elected at such meeting. Notice of a stockholder’s intent to make such a nomination must be given in writing to the Corporate Secretary of LP, and must comply with the requirements set forth in LP’s Bylaws. Such notice must be delivered to, or mailed and received by, LP’s Corporate Secretary at least 90, and no more than 120, calendar days prior to the first anniversary of the preceding year’s annual meeting of stockholders.

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CORPORATE GOVERNANCE
For the 2025 Annual Meeting of Stockholders, this notice must be received by LP at its corporate offices: Louisiana-Pacific Corporation, 1610 West End Avenue, Suite 200, Nashville, Tennessee 37203, no earlier than January 11, 2025, and no later than February 10, 2025.
In addition, stockholders who intend to solicit proxies in support of director nominees other than the Board’s nominees in connection with the 2025 Annual Meeting of Stockholders must comply with the SEC’s universal proxy rules and provide notice to LP by March 11, 2025 setting forth the information required by Rule 14a-19 under the Exchange Act.
STOCKHOLDER ENGAGEMENT
LP believes that effective corporate governance should involve stockholder engagement to gain stockholder insights, answer stockholder inquiries, and understand and consider the issues that matter most to our stockholders. We seek active dialogues with our stockholders to ensure a diversity of perspectives is thoughtfully considered on a broad range of matters, including strategy, business performance, corporate governance, risk and compensation practices, and other environmental, social, and governance issues. We provide regular updates regarding our financial performance and strategic actions to the investor community through our participation in investor conferences, one-on-one meetings and earnings calls. We also communicate through our filings with the SEC, press releases, website, annual report and sustainability report. During fiscal 2023, our management solicited feedback from investors representing well over half of our outstanding shares of Common Stock. Feedback on these stockholder engagements is discussed by the Board periodically throughout the year. LP’s management will be available to answer questions from stockholders at the 2024 Annual Meeting of Stockholders. We value our stockholders’ perspective on our business and intend to continue our outreach efforts to better understand their views and priorities.
COMMUNICATIONS WITH THE BOARD
Stockholders and other interested parties may communicate with the Board by sending written correspondence to either the Chair of the Governance Committee or our Lead Independent Director by e-mail at governance@lpcorp.com, or to our headquarters at Louisiana-Pacific Corporation, 1610 West End Avenue, Suite 200, Nashville, Tennessee 37203. If the communication is addressed to an individual director, it will first be sent to that individual for a determination as to whether it relates to a personal matter rather than an LP or an LP Board matter. Absent a conflict of interest, the Chair of the Governance Committee and the Lead Independent Director, in their sole discretion, will determine how to handle each communication, including forwarding it for consideration by the full Board, the independent directors only, a Board committee, or an individual director.
DIRECTOR COMPENSATION
The Governance Committee reviews, on an annual basis, director compensation in relation to other comparable companies and in light of other factors that the Governance Committee deems appropriate, and discusses director compensation with, and makes recommendations to, the Board, with the Board approving director compensation.
Pursuant to our director compensation policy, each of our non-employee directors receives a $90,000 annual cash retainer, each chair of the Audit, Compensation and Governance Committees receives an annual cash committee chair retainer, and our Lead Independent Director receives an annual cash retainer, with each retainer paid quarterly in equal installments, as follows:
Annual Retainer ($)
Non-Employee Director	90,000
Compensation Committee Chair	20,000
Finance and Audit Committee Chair	20,000
Governance and Corporate Responsibility Committee Chair	15,000
Lead Independent Director	25,000

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CORPORATE GOVERNANCE
The annual retainer for our Lead Independent Director recognizes the additional time commitment for this role compared to the other independent directors, which currently includes acting as an intermediary in the event the Chairperson refers to the Lead Independent Director for guidance or to have something taken up at executive session of the independent directors; suggesting calling Board meetings to the Chairperson when appropriate; calling meetings of the independent directors and setting the agenda for and leading executive sessions of the independent directors; briefing the Chairperson on issues arising in the executive sessions; collaborating with the Chairperson to set the Board agenda and providing the Board with information; facilitating discussion among the independent directors on key issues and concerns outside of Board meetings; serving as the exclusive conduit to the Chairperson of views, concerns and issues of the independent directors; retaining advisors and consultants at the request of independent directors; serving on the Executive Committee; and coordinating with the Compensation Committee in the performance and evaluation of the CEO.
Under our Amended and Restated Louisiana-Pacific Corporation Non-Employee Directors Compensation Plan (the “Non-Employee Directors Compensation Plan”), any independent director may elect to (i) defer receipt of all or a portion of his or her annual cash retainer to a cash account to be paid at a future date specified in the election form or (ii) exchange all or a portion of his or her annual cash retainer for an award of deferred stock units (“DSUs”) (which award is a form of restricted stock unit entitling the grantee to the right to the delivery of shares in the future) granted under the Louisiana-Pacific Corporation 2022 Omnibus Stock Award Plan (the “2022 Plan”). Elections must be made by December 31 for the deferral of fees in the next calendar year and must state the amount or portion of fees to be deferred; whether and to what extent fees are to be deferred to a cash account or exchanged for DSUs; and the date on which such payout of cash or issuance of shares pursuant to any DSUs will commence. In the case of exchanges for DSUs, the number of DSUs to be issued is calculated by dividing the amount of the annual cash retainer to be exchanged by the closing price of LP Common Stock as of the date(s) on which the annual cash retainer would otherwise have been paid. DSUs are issued on the date on which the annual cash retainer would otherwise have been paid and credited to the independent director’s DSU recordkeeping account. Any annual cash retainer payment deferred to a cash account will be credited with interest, compounded monthly, from the date the cash would otherwise have been paid until the amount credited to his or her cash account is paid to the independent director. The rate of interest credited for each quarter will be the annual rate on 30-year Treasury securities, as of the first business day of each quarter, on an annual basis. Independent directors holding DSUs or deferred payments in their cash account are entitled to distribution thereof upon the earliest to occur of (i) such independent director’s separation from the Board, (ii) a change of control of LP (as defined in the 2022 Plan), or (iii) the distribution date specified in the independent director’s deferral election form, if any (a “Distribution Event”).
In addition, non-employee directors receive an annual grant of RSUs with a grant date fair value of $135,000. The RSUs vest in full on the earliest to occur of one year following the grant date, upon the director’s death, disability or retirement (as defined in the award agreement), or a change of control of LP. If the director ceases to be a director before the restrictions lapse, the shares are forfeited. Equity awards to non-employee directors during 2023 were made pursuant to LP’s 2022 Plan. Directors who are also LP employees (i.e., Mr. Southern) receive no additional compensation for their Board service.
The Non-Employee Directors Compensation Plan also permits any independent director of LP to defer receipt of any LP Common Stock issuable pursuant to RSUs that vest according to their terms. Directors who elect to defer settlement of their annual RSU grants receive, on the scheduled RSU vesting date, a number of DSUs that is equal to the number of RSUs to which the deferral election applies. Independent directors who have elected to receive DSUs in lieu of shares from the settlement of their RSUs are entitled to receive one share of LP Common Stock for each DSU upon the occurrence of a Distribution Event.
Pursuant to the Non-Employee Directors Compensation Plan, independent directors will have no rights of ownership in the shares of LP Common Stock underlying the DSUs, no right to current dividends, and no right to vote the shares of LP Common Stock underlying the DSUs until the date on which the shares of LP Common Stock underlying such DSUs are issued as a result of a Distribution Event. However, from and after the grant date of the DSUs and until such DSUs are settled in shares of LP Common Stock, on the date LP pays a dividend (if any) to holders of shares of LP Common Stock generally, independent directors holding DSUs will be credited with dividend equivalent additional DSUs equal to the number obtained by dividing (i) the amount of the dividend the independent director would have received had he or she owned a number of shares of LP Common Stock equal to the number of DSUs then credited to his or her DSU recordkeeping account, by (ii) the closing price of LP Common Stock on the day before the date of the dividend payment.

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CORPORATE GOVERNANCE
Such dividend equivalent DSUs are credited to the independent director’s DSU recordkeeping account and paid to such independent director only if, and at the same time as, the shares of LP Common Stock underlying such DSUs are distributed to such independent director pursuant to the terms of the Non-Employee Directors Compensation Plan.
Ms. Embree, Mr. Horton and Mr. Macadam elected to defer settlement of their 2023 RSU awards that are scheduled to vest on May 5, 2024, pursuant to the Non-Employee Directors Compensation Plan. Mr. Grasberger elected to defer his 2023 annual cash retainer to a lump sum payment on January 1, 2027 pursuant to the Non-Employee Directors Compensation Plan.
The following table summarizes compensation paid to non-employee directors for services during 2023.
Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	Total ($)
Jose A. Bayardo	90,000	135,000	225,000
Tracy A. Embree	90,000	135,000(3)	225,000
Lizanne C. Gottung	105,000	135,000	240,000
F. Nicholas Grasberger III	110,000(2)	135,000	245,000
Ozey K. Horton, Jr.	90,000	135,000(3)	225,000
Stephen E. Macadam	110,000	135,000(3)	245,000
Dustan E. McCoy	115,000	135,000	250,000

(1)
The amounts shown reflect the fair value as of the date of grant (computed in accordance with FASB ASC Topic 718) with respect to awards of RSUs under the 2022 Plan. At December 31, 2023, each of LP’s outside directors held RSUs for 2,208 shares, which included dividend equivalents equal to 26 shares. The RSUs held by the directors vest on May 5, 2024.

(2)
Mr. Grasberger elected to defer his 2023 annual cash retainer to a lump sum payment on January 1, 2027.

(3)
Ms. Embree, Mr. Horton and Mr. Macadam elected to defer settlement of their 2023 RSU awards pursuant to the Non-Employee Directors Compensation Plan, which will result in the issuance of DSUs upon their vesting on May 5, 2024, in lieu of the issuance of shares of Common Stock.

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RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS LP’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2024.
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PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed Deloitte & Touche LLP as LP’s independent registered public accounting firm to, among other services, audit its consolidated financial statements for 2024. The Audit Committee reviews the performance of the independent registered public accounting firm on an annual basis. In making the determination to appoint Deloitte & Touche LLP for 2024, the Audit Committee considered, among other factors, the independence and performance of Deloitte & Touche LLP, and the quality and candor of Deloitte & Touche LLP’s communications with the Audit Committee and LP’s management. Deloitte & Touche LLP has served as LP’s independent registered public accounting firm since 1997.
Although LP is not required to seek stockholder approval of the appointment of its independent registered public accounting firm, the Board values the opinion of LP’s stockholders and considers the appointment to be an important matter of stockholder concern and therefore, as a matter of good corporate governance, requests stockholder ratification of this action. In the event of a negative vote on this proposal, the Audit Committee will investigate the possible basis for the negative vote and consider the results of its investigation in connection with the appointment of LP’s independent registered public accounting firm for 2025. Even if this proposal is approved, the Audit Committee may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if the Audit Committee determines that it would be in the best interests of LP and its stockholders.
Representatives of Deloitte & Touche LLP are expected to attend the 2024 Annual Meeting of Stockholders where they will be available to respond to questions and, if they desire, may make a statement.
Approval of this proposal requires the affirmative vote of a majority of the total votes cast on this proposal. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

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AUDIT MATTERS
PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee pre-approved all audit services provided by LP’s independent registered public accounting firm, Deloitte & Touche LLP, for the years ended December 31, 2023 and 2022. The Audit Committee also pre-approved all audit-related and permissible non-audit services provided by Deloitte & Touche LLP during 2023 and 2022, and concluded that the provision of those services was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.
The Audit Committee has adopted a policy for the pre-approval of services provided by the independent registered public accounting firm. Under the policy, pre-approval is generally provided for up to one year. Each pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may pre-approve particular services on a case-by-case basis. For each proposed service, the independent registered public accounting firm must provide a statement that such service is consistent with the SEC’s rules on auditor independence. The Audit Committee may delegate pre-approval authority to one or more of its members. Any such member must report any decisions to the Audit Committee at its next scheduled meeting. Unless specified otherwise by the Audit Committee, the Chair of the Audit Committee has been delegated pre-approval authority under the pre-approval policy.
The aggregate fees, including expenses, billed to LP for the years ended December 31, 2023 and 2022, by LP’s independent registered public accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu LLC, and their respective affiliates, were as follows:
	2023	2022
Audit Fees(1)	$2,564,147	$2,781,024
Audit-Related Fees(2)	18,000	18,000
Total Audit and Audit-Related Fees	2,582,147	2,799,024
Tax Fees(3)	127,217	—
All Other Fees(4)	1,895	1,895
TOTAL FEES	$2,711,259	$2,800,919

(1)
Audit Fees. Includes fees for audit services involving the audit of LP’s consolidated financial statements, the review of interim quarterly statements, the audit of LP’s internal control over financial reporting as required by Section 404 of the Sarbanes-Oxley Act of 2002, any other procedures required to be performed by LP’s independent registered public accounting firm in order to render its opinion on LP’s consolidated financial statements, and services in connection with statutory audits and financial audits for certain of LP’s subsidiaries.

(2)
Audit-Related Fees. Includes any fees for assurance and related services that are traditionally performed by the independent registered public accounting firm and are not reported as audit fees. These audit-related services may include due diligence services pertaining to potential business acquisitions or dispositions, due diligence procedures related to debt or equity offerings, accounting consultations related to accounting, financial reporting, or disclosure matters not classified as audit services, assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities not classified as audit services, financial audits of employee benefit plans, and assistance with internal control reporting requirements. Audit-related fees for 2023 and 2022 primarily included fees for services related to environmental agreed upon procedures.

(3)
Tax Fees. Includes fees incurred for research, compliance and other permissible tax services.

(4)
All Other Fees. Amounts represent fees for a license to use a financial accounting technical research database.

As described above, all audit and permissible non-audit services provided by Deloitte & Touche LLP to LP during 2023 and 2022 were pre-approved by the Audit Committee.

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AUDIT MATTERS
AUDIT COMMITTEE REPORT
The Audit Committee oversees LP’s financial reporting process on behalf of the Board. LP’s management has primary responsibility for LP’s financial statements and the reporting process, including the systems of internal controls. LP’s independent registered public accounting firm, Deloitte & Touche LLP (“Deloitte”), is responsible for planning and conducting, in accordance with the standards of the Public Company Accounting Oversight Board, an audit of LP’s annual consolidated financial statements and a review of LP’s quarterly consolidated financial statements and expressing opinions on LP’s annual consolidated financial statements, and effectiveness of its internal control over financial reporting. In this context, the Audit Committee has met and held discussions with LP’s management and Deloitte regarding LP’s accounting functions and the audit process, as well as the fair and complete presentation of LP’s results and the assessment of LP’s internal control over financial reporting.
The Audit Committee has also reviewed and discussed LP’s audited consolidated financial statements for the year ended December 31, 2023 with management and Deloitte. In addition, the Audit Committee discussed and reviewed with Deloitte all matters that the firm was required to communicate and discuss with the Audit Committee under applicable auditing standards and all other legal, regulatory and corporate governance standards, including those described in Auditing Standard 1301, as amended, regarding communications with audit committees. The Audit Committee also reviewed and discussed with Deloitte the auditor’s independence from LP and its management. As part of that review, Deloitte provided the Audit Committee with the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding communications with the Audit Committee concerning independence and has discussed Deloitte’s independence from LP.
Based on the reviews and discussions with management and Deloitte, the Audit Committee recommended to the Board, and the Board has approved, that LP’s audited consolidated financial statements for the year ended December 31, 2023 be included in LP’s Annual Report on Form 10-K for the year ended December 31, 2023, for filing with the SEC.
Respectfully submitted,
Nicholas Grasberger III, Chair
Jose A. Bayardo
Ozey K. Horton, Jr.
Stephen E. Macadam
This Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing made by us under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this Audit Committee Report by reference therein.

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APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF NAMED EXECUTIVE OFFICER COMPENSATION
PROPOSAL 3: APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF NAMED EXECUTIVE OFFICER COMPENSATION
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RESOLUTION BELOW TO APPROVE, ON A NON-BINDING, ADVISORY BASIS, THE NAMED EXECUTIVE OFFICER COMPENSATION.
LOUISIANA-PACIFIC CORPORATION ● 2024 PROXY STATEMENT | 36

PROPOSAL 3: APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF NAMED EXECUTIVE OFFICER COMPENSATION
The Board recognizes the interest of stockholders in executive compensation matters. As required under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Section 14A of the Exchange Act, LP provides its stockholders an opportunity to cast an advisory vote to approve, on a non-binding basis, the compensation of LP’s named executive officers as disclosed pursuant to the compensation disclosure rules of the SEC. This advisory vote is commonly referred to as the “say-on-pay” vote. In LP’s advisory say-on-pay vote at the 2023 Annual Meeting of Stockholders, approximately 97% of the votes cast were “FOR” approval of the executive compensation as disclosed in our 2023 Proxy Statement. LP values continued and constructive feedback from our stockholders on compensation and other important matters.
As described in the “Compensation of Executive Officers—Compensation Discussion and Analysis” (“CD&A”) section of this proxy statement, we believe that our compensation packages provide competitive compensation that enables us to attract, retain and motivate a high-performance executive management team, link executive performance to corporate financial performance, and align the interests of management and stockholders by promoting ownership of LP Common Stock. For more details on our compensation philosophy, please read the CD&A which discusses our executive compensation programs, including specific information about the compensation of our named executive officers for 2023.
On behalf of the stockholders, the Compensation Committee continually reviews current market practices and data, and our compensation programs and ancillary policies, in addition to actual executive compensation. The Compensation Committee seeks to achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests. As a result of the Compensation Committee’s review in 2023, the Compensation Committee took several important actions and maintained existing compensation practices, including the following:
»
Maintained compensation packages, with assistance from an independent compensation consultant, so that each executive is within a competitive range of total compensation for executives in comparable positions;

»
Continued to place a strong emphasis on variable compensation through our annual cash incentive award plan and performance stock unit (“PSU”) awards which are designed so that the payout opportunity is directly linked to the achievement of pre-determined financial performance metrics;

»
Maintained objective financial goals, Adjusted EBITDA and Economic Profit (each as defined herein), for annual cash incentive award metrics based upon business unit and corporate performance;

»
Aligned annual incentive compensation programs between our executives and other employees to encourage a unified effort in achieving our goals and objectives; and

»
Maintained the three-year performance period and the performance metric of Adjusted EBITDA (as defined herein) for the PSU awards, along with the Total Shareholder Return (“TSR”) modifier to align with public reporting.

We believe that proper administration of our executive compensation programs will result in attracting and retaining a management team that is motivated to lead our company to improved fundamental financial performance furthering the long-term interests of LP and its stakeholders.
We are asking our stockholders to vote on the following resolution:
“Resolved, that the compensation paid to our named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K adopted by the SEC, including the Compensation Discussion and Analysis section, the Summary Compensation Table, the other executive compensation tables and accompanying footnotes and narrative discussion, is hereby approved.”
The above resolution will be deemed to be approved if it receives the affirmative vote of a majority of the total votes cast on this proposal. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. As this vote is an advisory vote, the outcome is not binding with respect to future executive compensation decisions, including those relating to our named executive officers. Our Compensation Committee and Board will, however, take the outcome of the vote into account in making future executive compensation decisions, as they have done in prior years. Consistent with the views expressed by LP’s stockholders at our 2023 Annual Meeting of Stockholders, LP presently intends to conduct an advisory say-on-pay vote annually until the next required advisory vote on the frequency of say-on-pay votes.

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COMPENSATION OF EXECUTIVE OFFICERS
COMPENSATION DISCUSSION AND ANALYSIS (CD&A)
THIS CD&A DESCRIBES LP’S EXECUTIVE COMPENSATION PROGRAM, EXPLAINS HOW THE COMPENSATION COMMITTEE OVERSEES AND IMPLEMENTS THIS PROGRAM, AND REVIEWS THE 2023 COMPENSATION DECISIONS FOR THE NAMED EXECUTIVE OFFICERS IDENTIFIED BELOW.
THIS CD&A IS DIVIDED INTO THE FOLLOWING SECTIONS:
SECTION I: 2023 BUSINESS AND FINANCIAL HIGHLIGHTS	39
SECTION II: 2023 COMPENSATION HIGHLIGHTS	41
SECTION III: RESULTS OF THE 2023 SAY-ON-PAY VOTE	43
SECTION IV: ELEMENTS AND PHILOSOPHY OF EXECUTIVE COMPENSATION	44
SECTION V: EXECUTIVE COMPENSATION DECISIONS FOR 2024	50
SECTION VI: ADDITIONAL POLICIES AND GUIDELINES AFFECTING EXECUTIVE COMPENSATION	51

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COMPENSATION OF EXECUTIVE OFFICERS
OUR NAMED EXECUTIVE OFFICERS FOR 2023
Throughout this CD&A and elsewhere in this proxy statement, we refer to the following group of individuals as the “NEOs”:

W. BRADLEY SOUTHERN	ALAN J.M. HAUGHIE	JASON P. RINGBLOM	NICOLE C. DANIEL	MICHAEL W. BLOSSER
Chairperson of the Board and Chief Executive Officer (CEO)	Executive Vice President, Chief Financial Officer (CFO)	Executive Vice President, General Manager, Siding	Senior Vice President, General Counsel and Corporate Secretary	Senior Vice President, Manufacturing Services
SECTION I: 2023 BUSINESS AND FINANCIAL HIGHLIGHTS
LP’s performance during 2023 is summarized below, with comparisons to 2022 performance as noted:
»
Consolidated net sales decreased by 33% to $2.6 billion

»
OSB net sales decreased by 50% to $1.0 billion, due to 40% lower selling prices and 18% lower sales volumes

»
Siding net sales decreased by 10% to $1.3 billion, due to 14% lower sales volumes partially offset by 5% higher selling prices

»
Net income was $178 million, a year-over-year decrease of $905 million

»
Net income per diluted share (“EPS”) was $2.46 per diluted share, a year-over-year decrease of $11.41 per diluted share

»
Adjusted EBITDA* was $478 million, a year-over-year decrease of $911 million

»
Adjusted Diluted EPS* was $3.22 per diluted share, a year-over-year decrease of $8.55 per diluted share

»
Cash provided by operating activities decreased by $828 million to $316 million

»
Paid $300 million in capital expenditures

»
Paid $80 million to acquire a manufacturing facility, including real estate and certain physical assets, in Wawa, Ontario, Canada

»
Returned $69 million of capital to stockholders through quarterly cash dividends

»
Liquidity as of December 31, 2023 consisted of $222 million of cash and $550 million of undrawn revolver capacity

*
Adjusted EBITDA and Adjusted Diluted EPS are non-GAAP financial measures. Please refer to pages 36-38 of LP’s Annual Report on Form 10-K for the year ended December 31, 2023 for a description and reconciliation of these non-GAAP financial measures.

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COMPENSATION OF EXECUTIVE OFFICERS
The following charts (i) outline LP’s performance using key metrics: Net sales, Adjusted EBITDA, Adjusted Diluted EPS and Operating Cash Flow, and (ii) demonstrate LP’s TSR compared to certain published indices and LP’s compensation peer group for 2023. Results for all periods presented exclude the results of our former Engineered Wood Products (EWP) segment, which have been presented as discontinued operations in our Consolidated Statements of Income in our Form 10-K for the year ended December 31, 2023. The Compensation Committee believes the compensation earned by the NEOs in 2023 reflects LP’s solid financial performance in challenging market conditions and continued execution with respect to several metrics tied to increased stockholder value as discussed further in “—Section IV: Elements and Philosophy of Executive Compensation” below.

(1)
TSR is equal to share price change plus dividends based on a 30-day average. Source: FactSet.

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COMPENSATION OF EXECUTIVE OFFICERS
WHAT WE DO:	WHAT WE DON’T DO:
Benchmark target compensation levels of our executive officers against the target median of our compensation peer group	Do not offer excessive perquisites

Engage an independent compensation consultant who reports directly to the Compensation Committee, and the Governance Committee with respect to director compensation, and does not provide any other services to LP

Do not reset internal incentive targets used to determine performance-based award payouts once established at the beginning of the performance period
Maintain a high percentage of executive pay as “at risk” compensation	Do not provide guaranteed bonuses or long-term incentive awards
Align targets for performance-based compensation to stakeholder interests	Do not provide excise tax reimbursement for payments made in connection with a change of control
Maintain meaningful share ownership requirements for executive officers and directors	Do not engage in short-term, hedging or speculative transactions involving LP Common Stock
Manage and assess risk in compensation programs annually	Do not buy and sell options (“put” or “call”)
Mitigate undue risk by having a NYSE−compliant clawback policy and a general recoupment policy with respect to all performance-based compensation	Do not enter into forward sales contracts, prepaid variable forwards, equity swaps, collars or exchange funds
Periodically, and at least annually, seek stockholder feedback on our executive compensation	Do not grant discounted stock options
SECTION II: 2023 COMPENSATION HIGHLIGHTS
LP uses its compensation program to attract, motivate and retain high-quality executive talent to lead the organization. The Compensation Committee has established programs and practices designed to pay for performance and to align executive officers’ interests with those of LP’s stakeholders. The Compensation Committee believes that LP’s compensation program helps drive LP’s performance by providing compensation that is commensurate with performance. The 2023 executive compensation program was guided by the following core principles:
Equity-based compensation aligns executive officers’ interests with stakeholders’ interest, drives performance and facilitates retention of superior talent
LP believes that equity-based compensation aligns executive officers’ interests with those of its stakeholders. Annual equity awards consist of PSUs and RSUs. PSUs are only paid out if the performance goals set for a three-year cumulative performance period are met and only if the NEO remains in continuous employment through the vesting date, subject to acceleration upon certain events. Payout upon final achievement of performance goals is also subject to a TSR modifier relative to LP’s capital market peer group. For PSUs awarded in 2023, the performance goals were based on Cumulative Company Adjusted EBITDA (defined below) for the period from January 1, 2023 to December 31, 2025. RSUs vest in three equal annual installments beginning on the first anniversary of the grant date and only if the NEO remains in continuous employment through the applicable vesting dates, subject to acceleration upon certain events. PSUs and RSUs are settled in shares of LP Common Stock, other than the PSUs and RSUs granted on February 10, 2022, which may be settled in shares of LP Common Stock or in cash, in the sole discretion of the administrator of the 2013 Omnibus Stock Award Plan, as amended (the “2013 Plan”). RSU and PSU awards granted on and after February 10, 2022 provide for double-trigger vesting in the event of a change of control, if the acquirer assumes the awards.
The 2022 Plan allows LP to offer equity-based compensation to its officers, employees, directors and consultants in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, other stock-based awards and/or cash-based awards. As of December 31, 2023, 256,852 shares of LP Common Stock were subject to outstanding awards, and 3,667,325 shares of LP Common Stock were reserved for future issuance, under the 2022 Plan.

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COMPENSATION OF EXECUTIVE OFFICERS
Cash incentive compensation is designed to drive increasing profits and returns
The Compensation Committee strongly believes that linking compensation to certain critical performance metrics results in increased profits and stronger stockholders returns. For 2023, LP’s annual cash incentive award plan (“Annual Incentive Plan”) for NEOs was based upon Adjusted EBITDA (adjusted for certain market influences related to OSB commodities), Economic Profit (each as defined below) and certain business unit-specific operational goals for the year ended December 31, 2023. The Economic Profit metric further links asset utilization and financial performance of LP. No amounts would have been payable under the 2023 Annual Incentive Plan unless the minimum threshold for at least one of the corporate or business unit-specific performance goals was achieved. In 2023, the target threshold amount for each of the corporate and business unit-specific performance goals was exceeded except for the business unit performance goal for the Siding business, and annual cash incentives awarded pursuant to the 2023 Annual Incentive Plan were paid at an average of 123% of the target award amount.
Base salary is appropriately weighted to emphasize performance-based compensation
The Compensation Committee continuously strives to appropriately weight base salary and variable compensation (annual cash and equity incentives) for each NEO. The target compensation mix for LP’s NEOs reflects LP’s emphasis on long-term, performance-based compensation that incentivizes LP’s NEOs to make strategic decisions that will strengthen its business and create long-term value for its stakeholders. Performance-based compensation includes PSUs and the Annual Incentive Plan. In 2023, 58% of LP’s CEO’s target compensation and 45% of LP’s other NEOs’ target compensation was performance-based, as shown in the graphs below.

LP CEO TARGET PAY MIX

27%
Time-Based Long-Term Incentive Awards
15%
Base Salary
85%
AT-RISK COMPENSATION
18%
Annual Incentive Plan
40%
Performance-Based Long-Term Incentive Awards

LP OTHER NEO AVERAGE TARGET PAY MIX

24%
Time-Based Long-Term Incentive Awards
31%
Base Salary
69%
AT-RISK COMPENSATION
24%
Performance-Based Long-Term Incentive Awards
21%
Annual Incentive Plan

PEER COMPENSATION CEO TARGET PAY MIX

28%
Time-Based Long-Term Incentive Awards
16%
Base Salary
84%
AT-RISK COMPENSATION
19%
Annual Incentive Plan
37%
Performance-Based Long-Term Incentive Awards

PEER COMPENSATION OTHER NEO AVERAGE TARGET PAY MIX

26%
Time-Based Long-Term Incentive Awards
28%
Base Salary
72%
AT-RISK COMPENSATION
27%
Performance-Based Long-Term Incentive Awards
19%
Annual Incentive Plan

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COMPENSATION OF EXECUTIVE OFFICERS
The following chart summarizes annual total target compensation awarded to each NEO in 2023:
Named Executive Officer	Annual Base Salary ($)(1)	Annual Incentive Target Value ($)	Long-Term Incentive Award Value ($)(2)	2023 Total Target Compensation ($)
W. Bradley Southern	1,150,000	1,380,000	5,000,000	7,530,000
Alan J.M. Haughie	643,198	482,399	1,075,000	2,300,597
Jason P. Ringblom	544,701	381,291	1,100,000	2,025,992
Nicole C. Daniel	505,024	303,014	550,936	1,358,974
Michael W. Blosser	436,074	261,644	475,717	1,173,435

(1)
The amounts listed in this column reflect the NEO’s annual base salary that went into effect February 19, 2023.

(2)
Includes the value of annual equity awards, expressed as the aggregate value of PSUs (at target) and RSUs, determined using the closing price of LP Common Stock on the date of grant, February 10, 2023, of $65.67 per share.

SECTION III: RESULTS OF THE 2023 SAY-ON-PAY VOTE
In 2023, approximately 97% of the votes cast on LP’s say-on-pay proposal approved the compensation of LP’s NEOs as disclosed in last year’s proxy statement. Although the vote was approved on a non-binding advisory basis, the Compensation Committee believes this level of approval indicates that stockholders strongly support LP’s executive compensation programs and policies. The Compensation Committee will consider the results of this year’s say-on-pay proposal, as well as feedback from our stockholders, when making future executive compensation decisions.
The Compensation Committee recognizes that the success of LP’s executive compensation program over the long-term requires a robust framework of compensation governance. As a result, the Compensation Committee regularly reviews external compensation practices and trends and incorporates best practices into LP’s executive compensation program.

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COMPENSATION OF EXECUTIVE OFFICERS
SECTION IV: ELEMENTS AND PHILOSOPHY OF EXECUTIVE COMPENSATION
Elements
For 2023, there were no new elements of compensation provided to NEOs. The following table outlines the objectives and purposes of each element of LP’s executive compensation program:
ELEMENT	OBJECTIVES	PURPOSE	TARGET COMPETITIVE POSITION
Base Salary	» Attract and retain superior talent	» Provide reasonable level of fixed cash based on: » level of responsibility, performance and experience » comparison to market pay information	» Median of competitive market
Annual Cash Incentive	» Pay-for-performance	» Motivate and reward achievement of annual performance goals through corporate financial goals and other strategic and operational performance goals	» Median of competitive market » Payout will vary based on actual corporate and business unit financial performance
Long-Term Equity Incentive	» Provide stockholder alignment » Focus on long-term success » Pay-for-performance » Retention » Facilitate stock ownership by employees	» Provide an incentive to preserve and enhance stockholder value and to achieve LP’s long-term objectives, through awards of PSUs and RSUs	» Median of competitive market » Payout will vary based on actual performance relative to key corporate goals and stock returns
Retirement Benefits	» Attract and retain superior talent » Advance planning and preparing executive for retirement	» Provide retirement plan benefits through 401(k) plan and other defined contribution plans consistent with market practice	» Benefits comparable to those of competitive market
Post-Termination Compensation (Severance and Change of Control)	» Attract and retain superior talent » Provide protections and temporary benefits to assist with transition to new employment	» Facilitate attraction and retention of executive officers critical to LP’s long-term success and competitiveness consistent with market practice	» Benefits aligned with market practice
Review of Compensation Peer Group and Survey Data for Comparison Purposes
To ensure that LP’s compensation programs are reasonable and competitive in the marketplace, the Compensation Committee compares LP’s programs to those of its peers. In the third quarter of each year, with the assistance of FW Cook, the Compensation Committee’s independent compensation consultant, the Compensation Committee approves LP’s compensation peer group for purposes of benchmarking LP’s executive officer compensation. For 2023, the

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COMPENSATION OF EXECUTIVE OFFICERS
Compensation Committee approved LP’s compensation peer group consisting of the companies identified below, as recommended by FW Cook. The companies in this compensation peer group were selected because of similarities in channels, business cycles, manufacturing expertise and size in terms of revenue and market capitalization, among other financial metrics, thus providing appropriate benchmark data.
» Allegion Public Limited Company	» JELD-WEN Holding, Inc.
» American Woodmark Corporation	» Lennox International, Inc.
» A. O. Smith Corporation	» Masco Corporation
» Apogee Enterprise, Inc.	» Masonite International Corporation
» Armstrong World Industries, Inc.	» Owens Corning
» Boise Cascade Company	» Simpson Manufacturing Co., Inc.
» Fortune Brands Innovations, Inc.	» Trex Company, Inc.
» Gibraltar Industries, Inc.	» Universal Forest Products, Inc.
» Griffon Corporation
The Compensation Committee, with assistance from FW Cook, also reviews size-adjusted general industry survey data to supplement the compensation peer group data.
In 2023, the Compensation Committee relied on both compensation peer group and general industry survey data to more clearly understand the relevant market for executive talent, and to help inform its decision-making and ensure that LP’s executive compensation program supports its recruitment and retention needs. Specifically, the Compensation Committee compared each executive officer’s base salary, total cash compensation opportunities (salary and target cash incentive award), and total direct compensation opportunities (salary, target cash incentive award, and annualized grant-date present value of equity-based awards) for 2023 against comparable information from the compensation peer group and general industry survey data. The Compensation Committee believes using several benchmark data sources improves the quality of comparison because it may be difficult to identify an appropriate match for some executive officer positions within the compensation peer group alone. In addition, the general industry survey data reflects the broader industries with which LP competes for management talent.
Base Salaries
In setting 2023 base salary levels, the Compensation Committee (together with Mr. Southern for the NEOs other than himself) considered market data, individual performance and competitiveness of total direct compensation for each NEO. The 2023 base salary for each NEO, determined in February 2023, is indicated below.
Named Executive Officer	2023 Base Salary ($)	2022 Base Salary ($)	% Increase
W. Bradley Southern	1,150,000	1,125,000	2.2%
Alan J.M. Haughie	643,198	643,198	0.0%
Jason P. Ringblom	544,701	518,763	5.0%
Nicole C. Daniel	505,024	459,113	10.0%
Michael W. Blosser	436,074	396,431	10.0%
Annual Cash Incentive Plan
LP’s 2023 Annual Incentive Plan metrics included corporate financial performance goals and business unit financial performance goals, as further described below. No amounts would have been payable under the 2023 Annual Incentive Plan unless the threshold level for at least one performance goal was achieved, and awards are paid only if the NEO remains in continuous employment through the payment date, subject to acceleration upon certain events. The Compensation Committee has the authority, in its sole discretion, to reduce or eliminate the payout of annual cash

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COMPENSATION OF EXECUTIVE OFFICERS
incentive awards under the 2023 Annual Incentive Plan, despite its determination that performance was at or above the threshold level, if it finds that paying the awards is not in the best interests of LP.
Corporate Financial Performance Goals
The 2023 Annual Incentive Plan performance metrics included an Adjusted EBITDA goal (adjusted for certain market influences related to OSB commodities) and an Economic Profit goal. Adjusted EBITDA is a non-GAAP financial measure and is defined as income attributed to LP from continuing operations before interest expense, provision for income taxes, depreciation and amortization, and excludes stock-based compensation expense, loss on impairment attributed to LP, product-line discontinuance charges, business exit charges, other operating credits and charges, net loss on early debt extinguishment, investment income, pension settlement charges, and other non-operating items. Economic Profit is defined as income from operations, less tax, minus a capital charge (based on average invested capital multiplied by weighted-average cost of capital). As adjusted for certain market influences related to OSB commodities, the Adjusted EBITDA performance goal for the year ended December 31, 2023 had a threshold level of $316 million and a target level of $437 million, with maximum payment achieved at $545 million. LP’s reported 2023 Adjusted EBITDA of $478 million for the year ended December 31, 2023 exceeded the target performance level under the 2023 Annual Incentive Plan. LP’s Economic Profit performance goal for the year ended December 31, 2023 had a threshold level of $(3) million and a target level of $88 million, with maximum payment achieved at $169 million. LP’s 2023 Economic Profit of $109 million for the year ended December 31, 2023 exceeded the target performance level under the 2023 Annual Incentive Plan.
Business Unit Financial Performance Goals
The Compensation Committee established specific business unit financial performance goals for the 2023 Annual Incentive Plan. Following the end of the year, performance is assessed against those goals to determine each NEO’s level of achievement. Each goal is assigned a value based on a variety of factors which can result in the performance component ranging from 0-200% based on the level of attainment.
Weighting of Awards and Payout
The Compensation Committee established weightings for LP’s CEO, Executive Vice President, CFO, Senior Vice President, General Counsel and Corporate Secretary, and Senior Vice President, Manufacturing Services, for 2023 as follows:

Corporate Financial	Adjusted EBITDA (35%)	70%
	Economic Profit (35%)
Business Unit Financial	OSB Economic Profit (10%)	30%
	Siding Economic Profit (10%)
	South America Economic Profit (10%)
Weightings for the Executive Vice President, General Manager, Siding for 2023 were established as follows:

Corporate Financial	Adjusted EBITDA (20%)	40%
	Economic Profit (20%)
Business Unit Financial	Adjusted EBITDA (30%)	60%
	Economic Profit (30%)

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COMPENSATION OF EXECUTIVE OFFICERS
The following table summarizes the target payout opportunities for LP’s NEOs and the actual incentive payouts under the 2023 Annual Incentive Plan paid in 2024, reflecting performance in 2023:
	Target Annual Incentive Payout		Actual 2023 Attainment of Corporate Financial Goals(1)	Actual 2023 Attainment of Business Unit Financial Goals(1)	Actual Annual Incentive Payout
Named Executive Officer	% of Base Salary	Amount ($)	% of Target	% of Target	Amount ($)
W. Bradley Southern	120%	1,380,000	132%	115%	1,753,737
Alan J.M. Haughie	75%	482,399	132%	115%	613,044
Jason P. Ringblom	70%	381,291	132%	71%	364,200
Nicole C. Daniel	60%	303,014	132%	115%	385,079
Michael W. Blosser	60%	261,644	132%	115%	332,054

(1)
Weighted as set forth in the tables above.

Long-Term Equity Incentive Compensation
The Compensation Committee awards long-term equity incentive grants to the NEOs as part of their overall compensation package. These awards are consistent with the Compensation Committee’s objectives of aligning LP’s executive officers with the financial interests of its stakeholders, focusing on long-term success, supporting pay-for-performance, and offering competitive compensation packages. This component comprises the largest portion of the executive officers’ total compensation package, with vesting tied to multi-year performance goals and/or service to LP.
2023 Awards
The following table summarizes the award opportunities for 2023:
Named Executive Officer	Performance Stock Units (PSUs) ($)(1)	Restricted Stock Units (RSUs) ($)	Total Long Term Incentive Award Value ($)
W. Bradley Southern	3,000,000	2,000,000	5,000,000
Alan J.M. Haughie	587,500	587,500	1,075,000
Jason P. Ringblom	550,000	550,000	1,100,000
Nicole C. Daniel	275,468	275,468	550,936
Michael W. Blosser	237,859	237,859	475,717

(1)
Reports PSUs at target award amount (100%); payout can be achieved at up to 200% of the target award amount.

For 2023, the Compensation Committee determined that long-term equity incentive awards under the 2022 Plan would be split between PSUs (60%) and RSUs (40%) for the CEO and between PSUs (50%) and RSUs (50%) for the other NEOs, with the awards’ values based on the closing price of LP’s Common Stock on the grant date.
On February 10, 2023, LP granted RSUs under the 2022 Plan. The 2023 RSUs will vest in three equal annual installments beginning on the first anniversary of the grant date, subject to acceleration upon certain events, and will be settled in shares of LP Common Stock.
Also on February 10, 2023, LP granted PSUs under the 2022 Plan. The 2023 PSUs will vest on the third anniversary of the grant date based on achievement of the performance goal at the end of the three-year performance period ending on December 31, 2025, subject to acceleration upon certain events, and will be settled in shares of LP Common Stock. The performance goal for the 2023 PSUs is based on a three-year (2023-2025) cumulative company Adjusted EBITDA (“Cumulative Company Adjusted EBITDA”) improvement, adjusted to reflect the impact of OSB prices and OSB raw material prices that differ from the baseline year. Adjusted EBITDA is a non-GAAP financial measure and is defined as

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income attributed to LP from continuing operations before interest expense, provision for income taxes, depreciation and amortization, and excludes stock-based compensation expense, loss on impairment attributed to LP, product-line discontinuance charges, business exit charges, other operating credits and charges, net loss on early debt extinguishment, investment income, pension settlement charges, and other non-operating items.
If the performance goal is met at the end of the performance period, the final award amount will be subject to adjustment to reflect LP’s three-year TSR performance relative to its capital market peer group. This TSR modifier can increase or decrease the number of shares underlying the award by 20%, although the TSR modifier cannot cause the number of shares underlying the award to exceed the maximum payout of 200% of the target award amount, and no adjustment will be made to the payout if LP’s TSR performance relative to the capital market group is between the 25th and 75th percentile. The capital market peer group used for purposes of calculating the TSR modifier includes the following companies:
» A. O. Smith Corporation	» Masco Corporation
» Armstrong World Industries, Inc.	» Owens Corning
» Boise Cascade Company	» Simpson Manufacturing Co., Inc.
» CSW Industrials, Inc.	» Summit Materials, Inc.
» Fortune Brands Innovations, Inc.	» Trex Company, Inc.
» James Hardie Industries plc	» Universal Forest Products, Inc.
» Lennox International, Inc.	» West Fraser Timber Co. Ltd.
Modification of 2021 PSU Awards and 2022 PSU Awards
2021 PSU Awards
In October 2023, the Compensation Committee, with guidance from its independent compensation consultant, modified the methodology used to calculate the performance vesting criteria of approximately 105,200 PSUs granted in 2021 to 21 eligible participants (including the NEOs).
The 2021 PSU awards have a three-year performance period (2021-2023) with payout (prior to the modification) tied to cumulative cash flow from operations, plus after-tax impact of OSB prices at cycle average (“Cumulative Company Cash Flow”), subject to a TSR modifier relative to LP’s capital market peer group. LP’s core philosophy is to incentivize and hold management accountable for controllable events, while excluding the effect of uncontrollable events from management incentive determinations. Reflective of this philosophy, the Compensation Committee initially approved a target Cumulative Company Cash Flow performance metric for the 2021 PSU awards that included an adjustment for the after-tax impact of OSB prices. At the time, LP did not anticipate significant fluctuation in OSB raw material prices throughout the three-year performance period for the 2021 PSU awards and therefore did not include an adjustment for OSB raw material prices when establishing the Cumulative Company Cash Flow performance metric for the awards. However, the significant and rapid increases in OSB raw material prices beginning in 2020 were outside any past movements in recent history, which disproportionately and adversely affected the calculation of Cumulative Company Cash Flow. Modelling in October 2023, when the modification to the 2021 PSU awards was made, indicated that the unprecedented OSB raw material prices would reduce the Cumulative Company Cash Flow by $144 million, which would have resulted in LP’s Cumulative Company Cash Flow for the performance period being $114 million below the target level. Accordingly, such modelling projected the 2021 PSU awards having no earning opportunity despite LP’s relative TSR performance ranking in the second quartile (as of October 2023).
After thoughtful deliberation, the Compensation Committee approved a modification to the methodology used to calculate the performance vesting criteria for the 2021 PSUs to include an adjustment for the after-tax impact of OSB raw material prices, in addition to the adjustment for the after-tax impact of OSB prices.
The Compensation Committee believes this change in methodology was necessary and appropriate to correct an unexpected anomaly and inherent flaw in the methodology originally used to calculate the target Cumulative Company Cash Flow performance metric, as uncovered by the market’s drastic change in OSB raw material prices beginning in 2020. Without correction, this unexpected anomaly would have led to a disproportionate impact on the 2021 PSU

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awards versus other components of compensation. The Compensation Committee believes that modifying the 2021 PSU awards improves the retentive value of the awards and further aligns the objectives of LP’s long-term incentive compensation with the interests of LP’s stockholders. Importantly, this shift in methodology was incorporated into the 2023 PSU award design at the time of grant, affirming the Compensation Committee’s belief that this method better addresses uncontrollable changes in OSB raw material prices during the performance period.
At the modification date, after taking into account the modification, the 2021 PSUs awards were projected to vest at 200% of the target award amount. However, seeking a fair outcome and in recognition of balancing (i) the corrective impact of the methodology modification, with (ii) closely aligning the interests of the LP’s stockholders with the goals of the long-term incentive awards by rewarding actual performance, the Compensation Committee prospectively exercised its negative discretion to impose a maximum payout (i.e., a “cap”) on the 2021 PSUs at 100% of the target award amount.
The modification relating to the 2021 PSU awards was considered a Type III modification under Accounting for Share-Based Payments (FASB ASC Topic 718) because it changed the expectation from improbable to probable that the awards would ultimately vest, in which the original awards were cancelled, and the modified awards were considered granted on the modification date. The incremental fair value related to the modification is included in the “Stock Awards” column of the “Summary Compensation Table” below.
2022 PSU Awards
In tandem with the discussion of the 2021 PSU awards, in October 2023, the Compensation Committee made a similar modification to the methodology used to calculate the performance vesting criteria of approximately 77,600 PSUs granted in 2022 to 21 eligible participants (including the NEOs). The 2022 PSU awards have a three-year performance period (2022-2024) with payout (prior to the modification) tied to Cumulative Company Adjusted EBITDA improvement, adjusted to reflect the impact of OSB prices that differ from the baseline year, subject to a TSR modifier relative to LP’s capital market peer group. The modification corrected a flaw in the methodology used to calculate the underlying performance vesting criteria, similar to the flaw discussed above relating to the 2021 PSU awards, by including an adjustment for the after-tax impact of OSB raw material prices. The circumstances and considerations surrounding the modification are as discussed above under “—2021 PSU Awards.” Prior to the modification, none of the 2022 PSU awards were expected to vest. At the modification date, after taking into account the modification, still none of the 2022 PSU awards were expected to vest due to the Cumulative Company Adjusted EBITDA forecasting to be significantly below the target performance level; however, the Compensation Committee determined to make this modification in order to correct the flaw in the methodology used to calculate the underlying performance vesting criteria relating to OSB raw material prices consistent with the modification to the 2021 PSU awards.
The modification relating to the 2022 PSU awards was considered a Type IV modification under Accounting for Share-Based Payments (FASB ASC Topic 718) because it did not change the expectation that the awards would not ultimately vest, in which the original awards were canceled, and the modified awards were considered granted on the modification date. No incremental fair value resulted from the modification of the 2022 PSU awards.
Vesting of 2021 PSU Awards (Performance Period 2021-2023)
On February 8, 2024, the Compensation Committee reviewed and certified the performance results relating to the 2021 PSU awards against the pre-established Cumulative Company Cash Flow performance goals, as adjusted for certain market influences related to OSB commodities, including the modification in October 2023. The performance goals and payout results for the 2021 PSUs (with the performance period beginning on January 1, 2021 and ending on December 31, 2023) are summarized below:
Year Granted	Performance Period	Goals	Weighting	Results ($M)	Threshold Performance Goal ($M)	Target Performance Goal ($M)	Maximum Performance Goal ($M)	% of Target Award Attained
2021	3 years	Cumulative Company Cash Flow	100%	$3,156	$3,062	$3,095	$3,129	100.0%
The overall results would have achieved a payout value equal to 200% of the target PSU award amounts based on the three-year Cumulative Company Cash Flow, as modified, exceeding the maximum performance goal by $27 million. However, as noted above, the Compensation Committee exercised negative discretion to limit the awards to 100% of the target award amount.

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Payout of the shares underlying the 2021 PSU awards would have been subject to adjustment (+/- 20%) to reflect LP’s three-year TSR performance relative to its capital market peer group (subject to a maximum of 200% of the target award amount) if LP’s TSR performance relative to the capital market group was lower than the 25th percentile or higher than the 75th percentile. LP’s actual TSR performance was in the 50th percentile relative to the capital market peer group described above, which would not have resulted in any adjustments to the payout of the 2021 PSU awards.
Retirement and Other Benefits
LP’s qualified retirement plans are designed to provide retirement benefits at a competitive level compared to its peers and the general manufacturing industry. All full-time salaried and hourly U.S. employees participate in LP’s qualified 401(k) and Profit Sharing Plan (the “401(k) and Profit Sharing Plan”). In November 2023, LP completed the termination of its defined benefit and pension plan (the “Retirement Account Plan”), which had been frozen effective January 1, 2010. U.S. employees of LP that were hired prior to January 1, 2010 had remained participants in the Retirement Account Plan, but no further credits were earned by the participants. All Retirement Account Plan liabilities to participants were substantially settled by the end of 2022.
Employees in the top two levels of LP’s management, including executive officers, participate in LP’s 2004 Executive Deferred Compensation Plan, amended and restated effective January 1, 2024 (the “Deferred Compensation Plan”). Under the Deferred Compensation Plan, participants may defer the receipt of up to 90% of base salary and annual bonuses for income tax purposes and receive a 5% employer match on their deferral contributions. In addition, the Deferred Compensation Plan enables executive officers and other highly compensated employees to obtain benefits comparable to those available under the 401(k) and Profit Sharing Plan without being subject to the limits imposed by the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), on tax-qualified plans.
Additional information about LP’s retirement plans is provided in the “Summary Compensation Table” and the “Nonqualified Deferred Compensation for 2023” table. The Compensation Committee believes the retirement benefit plans described above are important parts of LP’s compensation program, and the Compensation Committee will continue to review them periodically to ensure competitiveness.
Other Compensation
LP provides its NEOs with limited perquisites, consisting of retirement benefits, long-term disability, annual medical exams, life insurance benefits, and personal estate and financial planning services through independent providers. Certain information regarding these benefits is presented in Note 4 to the “Summary Compensation Table”.
Executive Officer Severance Agreements and Change of Control Employment Agreements
Each of LP’s executive officers is party to a severance agreement and a change of control employment agreement with LP, which provide for the payment of severance compensation and benefits upon certain termination events and change of control scenarios. The Compensation Committee believes the (i) severance agreements are important because providing severance benefits is an important recruitment and retention tool that is necessary in the competitive marketplace for talented executives and (ii) change of control employment agreements are important to encourage LP’s NEOs to continue to work in the best interests of LP and its stakeholders in a potential change of control situation, and to evaluate any possible transaction with the maximum degree of independence and objectivity. Please see “—Potential Payments Upon Termination of Employment or Change of Control of LP” for more information about these agreements.
SECTION V: EXECUTIVE COMPENSATION DECISIONS FOR 2024
As part of the establishment of the 2024 executive compensation targets, the Compensation Committee, in collaboration with FW Cook, reviewed LP’s compensation peer group for 2023 to ensure it represented similar U.S. organizations with which LP competes for executive talent. LP’s compensation peer group for benchmarking 2024 executive compensation is described above in Section IV of the CD&A under the heading “Review of Compensation Peer Group and Survey Data for Comparison Purposes.”

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2024 Base Salaries
On February 8, 2024, the Compensation Committee approved the following base salaries for LP’s NEOs:
Name	2024 Base Salary ($)	2023 Base Salary ($)	% Increase
W. Bradley Southern	1,175,000	1,150,000	2.2%
Alan J.M. Haughie	668,926	643,198	4.0%
Jason P. Ringblom	566,489	544,701	4.0%
Nicole C. Daniel	525,226	505,025	4.0%
Michael W. Blosser	453,517	436,074	4.0%
Annual Incentive Plan
On February 8, 2024, the Compensation Committee approved the 2024 Annual Incentive Plan. For Mr. Southern, Mr. Haughie, Ms. Daniel, and Mr. Blosser, awards under the 2024 Annual Incentive Plan are based 70% on LP’s corporate financial performance and 30% on LP’s business unit financial performance. For Mr. Ringblom, awards under the 2024 Annual Incentive Plan are based 40% on LP’s corporate financial performance and 60% on executive officer-specific business unit financial performance.
Long-Term Equity Incentive Compensation
On February 8, 2024, the Compensation Committee approved long-term equity grants to the NEOs consisting of PSUs (60%) and RSUs (40%) for the CEO, and PSUs (50%) and RSUs (50%) for all other NEOs. The 2024 RSUs will vest in three equal annual installments beginning on the first anniversary of the grant date, and the 2024 PSUs will vest on the third anniversary of the grant date based on achievement of the performance goal at the end of the three-year performance period (2024-2026), in each case only if the NEO remains in continuous employment through the applicable vesting date(s) and subject to acceleration upon certain events. The 2024 PSU and RSU award agreements provide for the settlement of the awards in LP Common Stock only, and provide for double-trigger vesting in the event of a change of control, if the acquirer assumes the awards, subject to the terms and conditions set forth in such award agreements.
The performance metric, approved by the Compensation Committee with respect to the three-year performance period under the 2024 PSUs is based on a three-year return on invested capital (“ROIC”), with threshold, target and maximum goals. ROIC is calculated by dividing average after-tax operating income for the performance period by the average invested capital for the performance period. If the threshold goal is met at the end of the three-year performance period, the award will be adjusted to reflect LP’s three-year TSR performance relative to a capital market peer group. This TSR modifier can increase or decrease the number of shares underlying the PSUs by up to 20%. The TSR modifier cannot cause the number of shares underling the award to exceed the maximum of 200% of the target award amount and no adjustment will be made to the payout if LP’s TSR performance relative to the capital market group is between the 25th and 75th percentile.
SECTION VI: ADDITIONAL POLICIES AND GUIDELINES AFFECTING EXECUTIVE COMPENSATION
Role of Independent Compensation Consultant
The Compensation Committee selected and engaged FW Cook as its independent compensation consultant to assist in determining the appropriate executive officer compensation in 2023 and advise the Compensation Committee about its executive compensation programs and policies. At the Compensation Committee’s request, FW Cook attends committee meetings and meets with individual committee members to plan for committee meetings. In 2023, the Compensation Committee generally sought input from FW Cook on a range of factors related to LP’s compensation programs, including comparative data, competitive positioning of executive pay, plan design, long-term incentive pay practices, and market trends.
FW Cook has had no other business relationship with LP and has received no payments from us other than fees for services to the Compensation Committee and the Governance Committee. See “Corporate Governance—Committees of the Board—Compensation Committee” for additional information about LP’s use of compensation consultants.

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Role of Executive Officers in Determining Compensation
LP’s CEO makes recommendations to, and participates in the deliberations with, the Compensation Committee regarding the amount and form of the compensation of the other executive officers, but does not participate in the determination of his own compensation or the compensation of directors. No other executive officers have a role in determining or recommending the amount or form of executive or director compensation.
Timing of Long-Term Equity Grants
LP policies require PSUs and RSUs to be valued as of their respective grant dates based upon the closing price of LP’s Common Stock on the grant date of the award. The Compensation Committee’s practice is to make equity awards at its first Compensation Committee meeting in a given year (generally in the last week of January or the first or second week of February). Compensation Committee meeting dates are set by the Compensation Committee at least one year in advance.
Policies on Compensation Recoupment
A significant percentage of LP’s executive compensation is incentive-based. The determination of the extent to which the incentive objectives are achieved is based in part on the Compensation Committee’s discretion and in part on LP’s financial results. In addition to the compensation recoupment policies adopted by LP (described below), Section 304 of the Sarbanes-Oxley Act of 2002 mandates that the CEO and the CFO reimburse LP for any bonus or other incentive-based or equity-based compensation paid to them during the one-year period following the public issuance of financial statements that are later required to be restated.
NYSE−Compliant Clawback Policy
The Compensation Committee adopted the Louisiana-Pacific Corporation NYSE Clawback Policy effective December 1, 2023, consistent with the Dodd-Frank Act, SEC rules and NYSE listing standards (the “Clawback Policy”). Under the Clawback Policy, if LP’s financial statements are restated due to the material noncompliance with any financial reporting requirement under the securities laws, including the correction of errors, LP will be entitled to recover any incentive-based compensation that was received by an executive officer during the three completed fiscal years immediately preceding the restatement to the extent it exceeded the amount of incentive-based compensation that would have been received by such executive officer based upon the restatement (without regard to taxes paid); provided, that the Clawback Policy will not apply to incentive-based compensation received on or after October 2, 2023, the effective date of the relevant NYSE listing standard. The amount of any erroneously awarded compensation to be recovered by LP under the Clawback Policy will be reduced by the amount recouped from such executive officer pursuant to Section 304 of the Sarbanes-Oxley Act of 2002.
The complete text of the Clawback Policy is filed as Exhibit 97 to LP’s Form 10-K for the year ended December 31, 2023, filed with the SEC on February 14, 2024.
General Recoupment Policy
In addition to the Clawback Policy, the Compensation Committee adopted the Louisiana-Pacific Corporation Compensation Recoupment Policy effective as of December 1, 2023 (the “Recoupment Policy”). The Recoupment Policy is applicable to any current or former employee, officer (including all of the NEOs), director or other service provider of LP or any of its subsidiaries. Under the Recoupment Policy, if LP’s audited financial statements are required to be restated due to material noncompliance with any financial reporting requirement and a person subject to the policy has engaged in fraud or intentional misconduct that caused or contributed to the need for the restatement, LP will be entitled to (i) reimbursement of all or any part of the cash bonus or other cash-based incentive award paid or payable to such person that relates to the performance of LP, and if applicable, the performance of such person, for such year, (ii) cancel all or any portion of any outstanding vested, unvested or unexercised equity-based incentive awards made to such person in that year or in a previous year which vested or will vest (in whole or in part) based on the performance of LP in that year, and (iii) seek recovery of all or any portion of any gain realized or shares of LP Common Stock issued upon the vesting, exercise, settlement, sale, transfer and/or other disposition of any equity-based incentive award made to such person in that year or in a previous year which vested or will vest (in whole or in part) based on the performance of LP in that year, in each case in an amount to be determined by the Compensation Committee in its sole discretion. To the extent that any erroneously awarded compensation is recovered from any current or former executive officer under the Clawback Policy (described above), LP will not be entitled to recover any such amounts under the Recoupment Policy.

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Executive Stock Ownership Guidelines
LP strongly believes the financial interests of its executive officers should be aligned with those of its stakeholders. Accordingly, the Compensation Committee has established meaningful Stock Ownership Guidelines for LP’s executive officers.
Each of LP’s executive officers is expected to own shares of Common Stock in an amount equivalent to a multiple of such executive officer’s annual base salary as set forth in the following table. Compliance is measured annually at the first regularly scheduled Compensation Committee meeting of the calendar year.
Tier	Base Salary Multiple
Chief Executive Officer	5
Executive Vice President	3
Senior Vice President	2
Pursuant to the Stock Ownership Guidelines, restricted stock, PSUs subject to time vesting only (based on the minimum number of shares that may be earned) and RSUs that have not yet vested, count toward stock ownership requirements for executive officers. The following are not counted towards the ownership requirements (i) PSUs conditioned on the satisfaction of performance goals, and (ii) shares subject to outstanding stock options and stock-settled stock appreciation rights (“SSARs”). For 2023, all NEOs met the Stock Ownership Guidelines.
Insider Trading and Hedging Prohibitions
LP’s Insider Trading Policy mandates that directors, officers and employees of LP and their family members do not trade in LP securities while in possession of material nonpublic information about LP and requires that insiders review certain transactions involving LP securities with the General Counsel, CFO or CEO prior to entering into the transactions. For purposes of this policy, gifts, pledges and other transfers are treated the same as sales of LP securities. LP’s Insider Trading Policy also prohibits LP’s directors, executive officers, and certain employees at LP from engaging in short-term, hedging or speculative transactions unless otherwise approved in writing by LP’s General Counsel, as further described under the heading “Corporate Governance—Anti-Hedging and Anti-Pledging Policy” above.
Tax Deduction for Executive Compensation
Section 162(m) of the Internal Revenue Code generally limits the deductibility of compensation in excess of $1,000,000 per year paid to certain named executive officers. This provision has caused, and will continue to cause, a portion of the compensation that LP pays to certain of its executive officers to be non-deductible for U.S. federal income tax purposes.
In designing the executive compensation program and determining the compensation of executive officers, the Compensation Committee considers a variety of factors, including the deductibility of such compensation for U.S. federal income tax purposes. To maintain flexibility to compensate executive officers in a manner designed to promote LP’s short-term and long-term corporate goals, the Compensation Committee has not adopted a policy that all compensation paid to the executive officers of LP must be deductible. The Compensation Committee believes that our stakeholders’ interests are best served if its discretion and flexibility in awarding compensation is not restricted, even though some compensation awards may result in non-deductible compensation expense.
Risk Assessment of Executive Compensation Policies and Practices
The Compensation Committee conducted a review of LP’s compensation practices in 2023 to determine if there were any policies and practices that would be reasonably likely to have a material adverse effect on LP. The review included non-executive and executive compensation policies and practices. FW Cook assisted the Compensation Committee in the review of executive compensation policies and practices. The Compensation Committee found that none of LP’s compensation policies or practices were reasonably likely to have a material adverse effect on LP and the design of LP’s compensation programs (i) encourages the achievement of both its short-term and long-term operational and financial goals and (ii) contains certain appropriate risk mitigating features, such as incentive caps for the Annual Incentive Plan and PSUs, and the Stock Ownership Guidelines.

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COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis included in this proxy statement with LP’s management, which has the responsibility for preparing the Compensation Discussion and Analysis. Based upon this review and discussion, the Compensation Committee recommended to the Board, and the Board has approved, that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in LP’s Annual Report on Form 10-K for the year ended December 31, 2023, for filing with the SEC.
Respectfully submitted,
Stephen E. Macadam (Chair)
Tracy A. Embree
Lizanne C. Gottung
Dustan E. McCoy
This Compensation Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing made by us under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this Compensation Committee Report by reference therein.

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SUMMARY COMPENSATION TABLE
The table below summarizes the various elements of compensation paid to, accrued to, or earned by each of the NEOs for the three years ended December 31, 2023 (or for such shorter period that such person has been determined to be an NEO during the covered years).
Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)(4)	Total ($)
W. Bradley Southern Chairperson and Chief Executive Officer	2023	1,146,154	7,577,416	1,753,737	—	193,286	10,670,593
	2022	1,121,154	4,681,023	2,650,188	4,318	225,630	8,682,313
	2021	1,088,461	5,841,211	2,112,951	2,909	112,740	9,158,272
Alan J.M. Haughie Executive Vice President, Chief Financial Officer	2023	643,198	1,766,754	613,044	—	70,367	3,093,363
	2022	636,724	1,059,361	946,998	—	91,394	2,734,477
	2021	597,563	1,343,258	721,669	—	47,801	2,710,291
Jason P. Ringblom Executive Vice President, General Manager, Siding	2023	540,714	1,582,778	364,200	—	73,630	2,561,319
	2022	513,542	852,656	658,657	1,842	98,839	2,125,535
	2021	479,621	1,079,099	413,782	1,910	61,805	2,036,217
Nicole C. Daniel Senior Vice President, General Counsel and Corporate Secretary	2023	497,961	803,866	385,079	—	67,976	1,754,883
	2022	452,692	517,634	540,772	—	85,833	1,596,931
Michael W. Blosser Senior Vice President, Manufacturing Services	2023	429,975	706,234	332,504	—	62,527	1,531,240
	2022	392,441	459,514	466,940	9,674	78,145	1,406,714

(1)
The amounts shown reflect (i) the aggregate grant date fair value (computed in accordance with FASB ASC Topic 718) of the awards of PSUs and RSUs granted under the 2022 Plan or the 2013 Plan, as applicable, for PSUs based upon the target level of achievement for 2023, 2022 and 2021 (the probable outcome of the performance conditions at the grant date and excluding the effect of estimated forfeitures), (ii) for 2021 only, the incremental fair value related to the modification made in July 2021 to the 2020 PSU awards; and (iii) for 2023 only, the incremental fair value related to the modification made in October 2023 to the 2021 PSU awards (no incremental value was associated with the modification to the 2022 PSU awards). As required by GAAP and applicable SEC rules, (x) the modification to the 2020 PSU awards resulted in incremental fair value that is reported as additional compensation in fiscal year 2021 (the year of modification), and (y) the modification to the 2021 PSU awards resulted in incremental fair value that is reported as additional compensation in fiscal year 2023 (the year of modification). The incremental fair value was calculated as of the modification date in accordance with FASB ASC Topic 718. In connection with the modification of PSU awards in October 2023, the previously recorded compensation expense for each of the original 2021 PSU awards and the original 2022 PSU awards was fully reversed and the NEOs will only realize pay related to the modified 2021 PSU awards and the modified 2022 PSU awards, respectively. The following table summarizes the elements included in the “Stock Awards” column reported for fiscal 2023:

	Grant Date Fair Value of RSU Award Granted in 2023 ($)	Grant Date Fair Value of PSU Award Granted in 2023 ($)*	Incremental Fair Value of 2021 PSU Award Modified in October 2023 ($)*	Incremental Fair Value of 2022 PSU Award Modified in October 2023 ($)**	Total Stock Awards for Fiscal 2023 ($)
W. Bradley Southern	2,000,000	3,120,149	2,457,267	—	7,577,416
Alan J.M. Haughie	587,500	611,029	568,226	—	1,766,754
Jason P. Ringblom	550,000	572,027	460,751	—	1,582,778
Nicole C. Daniel	275,468	286,500	241,898	—	803,866
Michael W. Blosser	237,859	247,384	220,992	—	706,234

*
Values based on the achievement of target performance levels.

**
At the modification date, after taking into account the modification, none of the 2022 PSU awards were expected to vest, resulting in no incremental fair value being associated with the modification.

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Assuming the maximum level of performance goals were achieved, the grant date fair value for the 2023 PSU awards included in the “Stock Awards” column would be $5,752,403 for Mr. Southern; $1,126,511 for Mr. Haughie; $1,054,606 for Mr. Ringblom; $528,201 for Ms. Daniel; and $456,086 for Mr. Blosser. Assumptions used in calculating the fair value are described in Note 11 to LP’s audited financial statements included in its Annual Report on Form 10-K for the year ended on December 31, 2023, except that assumptions regarding forfeitures are ignored. Consistent with the applicable accounting standards, the grant date fair value of the PSUs reflects the market-related TSR modifier, determined using a Monte Carlo simulation model. Additional details regarding the terms of the 2023 awards granted under the 2022 Plan are described in the tables captioned “Grants of Plan-Based Awards for 2023” and “Outstanding Equity Awards at December 31, 2023” in this “Executive Compensation” section of the proxy statement.
(2)
The amounts shown reflect the annual cash incentive awards under the Annual Incentive Plan based on performance for the year shown and paid in the first quarter of the following year.

(3)
Amounts shown in this column represent the increase in the actuarial present value of benefits under LP’s Retirement Account Plan. All Retirement Account Plan liabilities to participants were substantially settled by the end of 2022.

(4)
Amounts shown in this column for 2023 represent the sum of the amounts attributable to perquisites, personal benefits, severance payments and other items of compensation listed in the table below. In addition to the benefits listed below, LP provided medical, vision, dental and long-term disability insurance benefits to each of the NEOs, which benefits are generally available to all of LP’s employees.

	W. Bradley Southern	Alan J.M. Haughie	Jason P. Ringblom	Nicole C. Daniel	Michael W. Blosser
Financial and Tax Planning Services Allowance(a)	$23,355	$—	$23,355	$23,355	$23,355
Life Insurance Premiums(b)	8,976	2,693	4,659	2,693	2,693
Employer Contributions to Defined Contribution Plans(c)	160,955	67,674	45,616	41,928	35,160
Special Recognition Award Gift	—	—	—	—	1,319
TOTAL	$193,286	$70,367	$73,630	$67,976	$62,527

(a)
Certain executive officers receive a perquisite allowance used for expenses associated with financial and tax planning consulting services.

(b)
LP pays the annual group term life insurance premiums for coverage provided to each NEO in an amount equal to four times his or her annual base salary.

(c)
Represents the employer 401(k) and Profit Sharing Plan and Deferred Compensation Plan matching and spillover contributions for each NEO, which are up to 5% of such NEO’s eligible compensation.

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COMPENSATION OF EXECUTIVE OFFICERS
GRANTS OF PLAN-BASED AWARDS FOR 2023
The table below provides information regarding (i) annual cash incentive awards under the 2023 Annual Incentive Plan, (ii) grants of PSUs and RSUs to the NEOs in 2023 under the 2022 Plan, and (iii) modification of certain outstanding PSUs held by the NEOs in 2023.
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3) (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(4) ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
W. Bradley Southern	2/10/2023	690,000	1,380,000	2,760,000
	2/10/2023				22,842	45,683	91,366				3,120,149
	2/10/2023							30,455			2,000,000
	10/25/2023(5)				22,978	45,956	91,912				2,457,267
	10/25/2023(6)				19,677	39,353	78,706				—
Alan J.M. Haughie	2/10/2023	241,199	482,399	964,797
	2/10/2023				4,473	8,946	17,892				611,029
	2/10/2023							8,946			587,500
	10/25/2023(5)				5,314	10,627	21,254				568,226
	10/25/2023(6)				3,735	7,470	14,490				—
Jason P. Ringblom	2/10/2023	190,645	381,291	762,581
	2/10/2023				4,188	8,375	16,750				572,027
	2/10/2023							8,375			550,000
	10/25/2023(5)				4,309	8,617	17,234				460,751
	10/25/2023(6)				3,006	6,012	12,024				—
Nicole C. Daniel	2/10/2023	151,507	303,014	606,029
	2/10/2023				2,097	4,195	8,389				286,500
	2/10/2023							4,195			275,468
	10/25/2023(5)				2,262	4,524	9,048				241,898
	10/25/2023(6)				1,825	3,650	7,300				—
Michael W. Blosser	2/10/2023	130,822	261,644	523,289
	2/10/2023				1,811	3,622	7,244				247,384
	2/10/2023							3,622			237,859
	10/25/2023(5)				2,067	4,133	8,266				220,992
	10/25/2023(6)				1,620	3,240	6,480				—

(1)
The amounts shown in these columns reflect threshold, target and maximum cash payouts for annual cash incentive awards under the 2023 Annual Incentive Plan. The threshold payout amount (50% of the target award amount) represents a payout based on achievement of performance goals at the threshold performance levels. The target payout amount (100% of the target award amount) represents a payout based on achievement of performance goals at the target performance levels. The maximum payout amount (200% of the target award amount) represents a payout based on achievement of performance goals at the maximum performance levels.

(2)
Except as disclosed in footnotes 5 and 6 below, the amounts shown in these columns reflect the threshold, target and maximum share award amounts underlying PSUs granted in 2023 under the 2022 Plan. The PSUs will vest on the third anniversary of the grant date based on achievement of the performance goal at the end of the three-year performance period, subject to acceleration upon certain events. See “Compensation of Executive Officers—Compensation Discussion and Analysis—Section IV: Elements and Philosophy of Executive Compensation—Long-Term Equity Incentive Compensation” for more information regarding the 2023 PSUs and see “Compensation of Executive Officers—Potential Payments Upon Termination of Employment or Change of Control of LP” for additional detail on acceleration of vesting terms. Prior to vesting and settlement, participants will be credited with additional PSUs equal in value to cash dividends paid on unrestricted shares of Common Stock.

(3)
The amounts shown reflect shares underlying RSUs granted in 2023 under the 2022 Plan. The RSUs will vest in three equal annual installments beginning on the first anniversary of the grant date, subject to acceleration upon certain events. See “Compensation of Executive Officers—Potential Payments Upon Termination of Employment or Change of Control of LP” for additional detail on acceleration of vesting terms. Prior to

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COMPENSATION OF EXECUTIVE OFFICERS
vesting and settlement, participants will not have voting rights and will be credited with additional RSUs equal in value to cash dividends paid on unrestricted shares of Common Stock.
(4)
Except as disclosed in footnotes 5 and 6 below, the amounts shown represent the grant date fair values of the RSUs and the PSUs (computed in accordance with FASB ASC Topic 718) at the target award amounts (the probable outcome of the performance conditions at the grant date). Assumptions used in calculating the grant date fair value are described in Note 11 to LP’s audited financial statements included in LP’s Annual Report on Form 10-K for the year ended December 31, 2023, except that assumptions regarding forfeitures are ignored. Consistent with the applicable accounting standards, the grant date fair value of the PSUs reflects the market-related TSR modifier, determined using a Monte Carlo simulation model.

(5)
On October 25, 2023, the Compensation Committee approved a modification to the methodology used to calculate the performance vesting criteria for the PSUs granted in 2021 under the 2013 Plan. The modification date is reflected in this “Grant Date” column. The amounts shown in the “Estimated Future Payouts Under Equity Incentive Plan Awards” columns reflect the threshold, target and maximum share award amounts underlying the 2021 PSUs. The 2021 PSUs vested on February 12, 2024, the third anniversary of the original grant date, based on achievement of the performance goal at the end of the three-year performance period. The amounts shown in the “Grant Date Fair Value” column represent the incremental fair value of the 2021 PSUs, as a result of the above-described modification to the methodology used to calculate the performance vesting criteria for such PSUs, calculated in accordance with FASB ASC Topic 718. See “Compensation of Executive Officers—Compensation Discussion and Analysis—Section IV: Elements and Philosophy of Executive Compensation—Long-Term Equity Incentive Compensation—Modification of 2021 PSU Awards and 2022 PSU Awards—2021 PSU Awards” for further information related to the modification of our 2021 PSUs.

(6)
On October 25, 2023, the Compensation Committee approved a modification to the methodology used to calculate the performance vesting criteria for the PSUs granted in 2022 under the 2013 Plan. The modification date is reflected in this “Grant Date” column. The amounts shown in the “Estimated Future Payouts Under Equity Incentive Plan Awards” columns reflect the threshold, target and maximum share award amounts underlying the 2022 PSUs. The 2022 PSUs will vest on the third anniversary of the original grant date based on achievement of the performance goal at the end of the three-year performance period, subject to acceleration upon certain events. At the modification date, after taking into account the modification, none of the 2022 PSUs were expected to vest, resulting in no incremental fair value being associated with the modification, as reflected in the “Grant Date Fair Value” column. See “Compensation of Executive Officers—Compensation Discussion and Analysis—Section IV: Elements and Philosophy of Executive Compensation—Long-Term Equity Incentive Compensation—Modification of 2021 PSU Awards and 2022 PSU Awards—2022 PSU Awards” for further information related to the modification of our 2022 PSUs.

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COMPENSATION OF EXECUTIVE OFFICERS
OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2023
The table below provides information regarding SSARs, PSUs and RSUs held by the NEOs at December 31, 2023.
	Option Awards(1)						Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Grant Date	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(2) (#)	Market Value of Shares or Units of Stock That Have Not Vested(3) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(4) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(3) ($)
W. Bradley Southern	22,727	—	—	17.04	2/5/2015	2/5/2025	64,096	4,539,918	139,303	9,866,802
	28,612	—	—	15.74	2/4/2016	2/4/2026		—	—	—
	53,491	—	—	19.14	2/2/2017	2/2/2027	—	—	—	—
Alan J.M. Haughie	—	—	—	—	—	—	17,918	1,269,129	30,550	2,163,883
	—	—	—	—	—	—	—	—	—	—
Jason P. Ringblom	—	—	—	—	—	—	15,637	1,107,588	25,318	1,793,309
	—	—	—	—	—	—	—	—	—	—
Nicole C. Daniel	—	—	—	—	—	—	8,344	590,973	13,444	952,256
	—	—	—	—	—	—	—	—	—	—
Michael W. Blosser	7,500	—	—	17.04	2/5/2015	2/5/2025	7,256	513,913	12,127	858,928
	10,944	—	—	15.74	2/4/2016	2/4/2026	—	—	—	—
	6,493	—	—	19.14	2/2/2017	2/2/2027	—	—	—	—

(1)
Represents grants of SSARs.

(2)
Reports the number of shares underlying outstanding RSU awards. Unvested RSUs held by LP’s NEOs at December 31, 2023 will vest in the amounts and on the dates shown below, subject to the NEO remaining in continuous employment with us:

	2/10/2024	2/12/2024	2/10/2025	2/10/2026	Total
W. Bradley Southern*	19,030	15,416	19,333	10,317	64,096
Alan J.M. Haughie	5,598	3,692	5,598	3,031	17,918
Jason P. Ringblom	4,903	2,994	4,903	2,837	15,637
Nicole C. Daniel	2,676	1,572	2,674	1,421	8,344
Michael W. Blosser*	2,303	1,386	2,340	1,227	7,256

*
Amounts presented are net of shares withheld to cover FICA tax liability to the extent that Mr. Southern and Mr. Blosser met retirement criteria under the related award agreements as of December 31, 2021, December 31, 2022 and December 31, 2023.

(3)
Calculated based on the closing price of the Common Stock on the NYSE on December 29, 2023 of $70.83 per share.

(4)
Reports the number of shares underlying outstanding PSU awards based on our actual performance results through December 31, 2023 under the applicable performance metrics and assuming that the payout will occur at the next highest level (threshold, target, or maximum), as follows: (i) PSUs granted in 2021 are reported at the maximum performance level (200%), and (ii) PSUs granted in 2022 and 2023 are reported

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COMPENSATION OF EXECUTIVE OFFICERS
at the threshold performance level (50%). These PSUs will vest in the amounts and on the dates shown below, subject to the NEOs remaining in continuous employment with us and achievement of the relevant performance goals:
	2/12/2024*	2/10/2025	2/10/2026	Total
W. Bradley Southern	95,804	20,284	23,215	139,303
Alan J.M. Haughie	22,154	3,850	4,546	30,550
Jason P. Ringblom	17,964	3,099	4,256	25,318
Nicole C. Daniel	9,431	1,881	2,132	13,444
Michael W. Blosser	8,616	1,670	1,841	12,127

*
The unvested 2021 PSU awards are reported in this table at the maximum performance level (200%) in accordance with SEC rules, as described above. While the target performance goal for the 2021 PSU awards was exceeded based on LP’s actual performance during the performance period ending December 31, 2023, payout of such awards was capped at 100% of the target award amount due to the Compensation Committee’s exercise of negative discretion in connection with the October 2023 modification of such awards.

OPTION EXERCISES AND STOCK VESTED IN 2023
The following table provides information regarding the exercise of SSARs and the vesting of PSUs and RSUs with respect to LP’s NEOs during 2023.
	Option Awards(1)		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
W. Bradley Southern	22,259	1,007,220	165,811	10,952,645
Alan J.M. Haughie	—	—	38,427	2,538,186
Jason P. Ringblom	—	—	30,333	2,003,514
Nicole C. Daniel	—	—	14,304	944,599
Michael W. Blosser	9,349	424,258	12,912	852,571

(1)
Represents SSARs.

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COMPENSATION OF EXECUTIVE OFFICERS
NONQUALIFIED DEFERRED COMPENSATION FOR 2023
The following table summarizes information regarding participation by the NEOs in LP’s Deferred Compensation Plan.
Name	Executive Contributions in 2023 ($)(1)	Registrant Contributions in 2023 ($)	Aggregate Earnings in 2023 ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at December 31, 2023 ($)
W. Bradley Southern	—	146,455	39,981	—	558,154
Alan J.M. Haughie	—	52,670	10,452	—	145,424
Jason P. Ringblom	—	31,116	36,400	—	150,026
Nicole C. Daniel	—	27,428	9,858	—	68,865
Michael W. Blosser	14,008	19,899	89,848	—	459,375

(1)
Amounts shown in this column are also included in the “Salary” column of the “Summary Compensation Table” above.

All employees who are in LP’s top two levels of management (as noted above) and participate in the profit-sharing component of the 401(k) and Profit Sharing Plan are automatically participants in the Deferred Compensation Plan. Key features of the Deferred Compensation Plan include:
»
Deferrals.   The Deferred Compensation Plan permits deferrals of up to 90% of a participant’s base salary and annual bonuses.

»
Matching Contributions by LP.   The Deferred Compensation Plan requires matching contributions by LP equal to 5% of the participating employee’s deferral contributions.

»
Supplemental Credit.   LP credits each participating employee’s Deferred Compensation Plan account with the amount that would have been contributed under the profit sharing component of the 401(k) and Profit Sharing Plan, if limits imposed under the Internal Revenue Code did not apply.

»
Make-up Credit.   LP credits each participating employee’s Deferred Compensation Plan account with the amount that would have been contributed under the profit sharing component of LP’s 401(k) and Profit Sharing Plan, had the participant not deferred compensation to the Deferred Compensation Plan.

»
Vesting.   Participants are immediately vested in credits for their deferral contributions and related earnings. Participants are vested in their rights to LP’s matching contributions and related earnings after two years of service to LP and are vested in their rights to supplemental and make-up credits and related earnings in accordance with the vesting schedule of the profit sharing component of the 401(k) and Profit Sharing Plan. Participants will also become vested in LP’s matching contributions, supplemental credits, and make-up credits upon reaching age 65 or immediately upon death, disability, or a termination of employment for any reason within 24 months following a change of control of LP.

»
Form of Payment.   If a participant’s employment with LP is terminated for any reason, the participant is entitled to receive his or her vested Deferred Compensation Plan account balances, either in a lump sum or in annual payments over a period of up to 15 years as designated by the participant. However, to be eligible for the annual payment form of distribution, the participant’s balances must exceed $25,000 in accordance with the terms and conditions set forth in the Deferred Compensation Plan. In addition, a participant is permitted to designate a distribution date (either after termination of employment or while employed) which must be at least two years after the beginning of the deferral period to which that designation relates. Participants may also receive distributions prior to termination, in the event of emergencies or as otherwise specified in the Deferred Compensation Plan.

»
Earnings on Account Balances.   Amounts credited to participants’ Deferred Compensation Plan accounts are adjusted to reflect amounts of income, gain or loss, as if the amounts held in such accounts had been invested in investment funds designated under the Deferred Compensation Plan and selected by the participants. The following table shows investment choices made by participants for the purpose of valuing their contribution credits in the Deferred Compensation Plan as of December 31, 2023 and annualized returns for each investment choice for 2023:

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COMPENSATION OF EXECUTIVE OFFICERS
Fund	Performance
Vanguard Institutional Index	26.2%
T Rowe Price GS	45.3%
T Rowe Price MC VI	18.7%
T Rowe Price MC Gr	20.1%
DFA US Small Cap	17.6%
Vanguard Tot I S	15.5%
MetWest: Total Trn	15.0%
Vanguard Tot Bd	5.7%
Vanguard Infl-Prot	3.8%
TRP Retirement 2005	11.9%
TRP Retirement 2010	12.5%
TRP Retirement 2015	13.1%
TRP Retirement 2020	13.6%
TRP Retirement 2025	14.7%
TRP Retirement 2030	16.5%
TRP Retirement 2035	18.5%
TRP Retirement 2040	19.9%
TRP Retirement 2045	20.8%
TRP Retirement 2050	21.1%
TRP Retirement 2055	21.2%
TRP Retirement 2060	21.2%
TRP Retirement 2065	21.2%
T Rowe Price Stable Value	2.6%
T Rowe Price Trs Mny	4.9%
POTENTIAL PAYMENTS UPON TERMINATION OF EMPLOYMENT OR CHANGE OF CONTROL OF LP
This section describes, and sets forth quantitative disclosure with respect to, payments and benefits to which our NEOs would have been entitled if their employment had terminated or if LP experienced a change of control on December 29, 2023, the last business day of LP’s last completed fiscal year, under various circumstances.
Each NEO is party to a severance agreement (each, a “Severance Agreement”) and a change of control employment agreement (each, a “CoC Agreement”) with LP. Upon a termination event, and as a condition to receiving the severance or change of control compensation under the Severance Agreements or the CoC Agreements, as applicable, the NEOs are required to timely sign and not revoke a customary release of claims in favor of LP. The Severance Agreements also impose on the NEOs customary confidentiality, intellectual property and mutual non-disparagement restrictive covenants, as well as non-competition and non-solicitation obligations that extend for 24 months (for the CEO) or 18 months (for the other NEOs) after termination (the “Restrictive Covenants”).
If an NEO experiences a termination of employment that entitles the NEO to compensation or benefits under a CoC Agreement, then the NEO will not be entitled to any compensation or benefits under the NEO’s Severance Agreement, the term of the NEO’s Severance Agreement will immediately cease and the Restrictive Covenants will no longer apply. The compensation and benefits payable under the NEO’s CoC Agreement also apply in lieu of those payable under the NEO’s Severance Agreement if an NEO’s employment is terminated prior to a change of control of LP and the NEO can reasonably show that such termination is (i) connected to an impending change of control or (ii) at the request of a third party who has taken steps reasonably calculated to effect a change of control.

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COMPENSATION OF EXECUTIVE OFFICERS
As used herein, the terms “cause,” “good reason,” “retirement,” “disability” and “change of control” have the meanings assigned to such terms in the relevant agreements or plans governing the described payments or benefits. Payments in connection with termination of an NEO by LP or its successor without cause or by the NEO for good reason following a change of control apply if such termination occurs (i) within three years after such change of control, with respect to payments made pursuant to the COC Agreement, and (ii) within 12 months after such change of control, with respect to payments made in respect of the 2022 and 2023 RSU and PSU awards.
The following table describes the payments and benefits that would have been received by an NEO, or his or her estate, if such NEO’s employment is terminated or if LP experiences a change of control under the following circumstances:
—
termination of the NEO by LP for cause or by the NEO without good reason;

—
termination of the NEO by LP without cause or by the NEO for good reason;

—
death or disability of the NEO;

—
termination of the NEO by LP or its successor without cause or by the NEO for good reason within 12 months following a change of control of LP;

—
change of control of LP not resulting in a termination of the NEO; and

—
retirement of the NEO.

Termination Event	Base Salary & Annual Cash Incentive	Benefits Program & Other Benefits	Long-Term Equity Incentives
Termination by LP for Cause or by the NEO Without Good Reason	» Any earned but unpaid base salary and accrued vacation pay through the termination date
»
Any amounts or benefits required to be paid or provided or which the NEO is eligible to receive under any plan, program, policy or practice or contract or agreement of LP, including any vested account balance under LP’s Deferred Compensation Plan

» RSUs: All are forfeited » PSUs: All are forfeited » SSARs: Remain exercisable for five days after termination
Termination by LP Without Cause or by the NEO for Good Reason
»
Any earned but unpaid base salary and accrued vacation pay through the termination date

»
A pro-rata amount of the target annual cash incentive award under the Annual Incentive Plan for the year in which the termination occurred

»
An amount equal to two (for the CEO) or one and a half (for the other NEOs) multiplied by the sum of (a) the NEO’s annual base salary, plus (b) the NEO’s target annual cash incentive

»
Any amounts or benefits required to be paid or provided or which the NEO is eligible to receive under any plan, program, policy or practice or contract or agreement of LP, including any vested account balance under LP’s Deferred Compensation Plan

»
Reimbursement for COBRA payments for up to 24 months (for the CEO) or 18 months (for the other NEOs) after the termination date

»
Outplacement services for up to 24 months (for the CEO) or 18 months (for the other NEOs) after the termination date in an amount up to $10,000

»
RSUs: Immediate vesting in full

»
PSUs: Pro-rata vesting based on the number of days employed during the performance period, calculated using the amount of the original award that would have vested following the end of the performance period based on actual performance

»
SSARs granted in 2015: Remain exercisable for 30 days following termination unless NEO has (a) attained the age of 55, and (b) completed five years of service, in which case the SSARs remain exercisable for 10 years from the grant date

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COMPENSATION OF EXECUTIVE OFFICERS
Termination Event	Base Salary & Annual Cash Incentive	Benefits Program & Other Benefits	Long-Term Equity Incentives
Death or Disability	» Any earned but unpaid base salary and accrued vacation pay through the termination date » A pro-rata amount of the target annual cash incentive award under the Annual Incentive
»
Any amounts or benefits required to be paid or provided or which the NEO is eligible to receive under any plan, program, policy or practice or contract or agreement of LP, including any vested account balance under LP’s Deferred Compensation Plan

»
Long-term disability and life insurance benefits

»
RSUs:

»
2021 & 2022 RSUs: Immediate pro-rata vesting based on the number of months employed through the termination date

»
2023 RSUs: Immediate vesting in full

»
PSUs:

»
2021 & 2022 PSUs: Immediate pro-rata vesting of the target award based on the number of months employed during the performance period; provided, that if the termination occurs after the end of the performance period, PSUs would vest in an amount equal to the number of performance shares that would have been paid in accordance with the original terms of the PSUs as if the NEO had remained continuously employed through the vesting date

»
2023 PSUs: Immediate vesting of the target award; provided, that if the termination occurs after the last day of the performance period, PSUs would vest in an amount equal to the number of performance shares that would have been paid in accordance with the original terms of the PSUs as if the NEO had remained continuously employed through the vesting date

»
SSARs:

»
SSARs granted in 2015: Remain exercisable until the earlier of (a) one year after the NEO’s termination due to death or disability, or (b) 10 years from the grant date

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COMPENSATION OF EXECUTIVE OFFICERS
Termination Event	Base Salary & Annual Cash Incentive	Benefits Program & Other Benefits	Long-Term Equity Incentives
» SSARs granted in 2016 and 2017: Remain exercisable until the earlier of (a) one year after the NEO’s death, or (b) 10 years from the grant date
Termination by LP or its Successor Without Cause or by the NEO for Good Reason Following a Change of Control
»
Any earned but unpaid base salary and accrued vacation pay through the termination date

»
A pro-rata amount of the target annual cash incentive award under the Annual Incentive Plan of the year in which the change of control occurred

»
An amount equal to three times the sum of the NEO’s (a) annual base salary, plus (b) target annual cash incentive award under the Annual Incentive Plan

»
Interest on the amounts listed above from the termination date through the payment date

»
An amount equal to 36 months cash value of LP’s welfare benefit plans

»
Outplacement services for 12 months after the termination date in an amount up to 10% of the NEO’s annual base salary

»
Any other amounts or benefits required to be paid or provided or which the NEO is eligible to receive under any plan, program, policy or practice or contract or agreement of LP, including any vested account balance under LP’s Deferred Compensation Plan

»
RSUs:

»
2021 RSUs: Immediate vesting in full upon change of control

»
2022 & 2023 RSUs:

»
Awards Assumed by Successor: Immediate vesting in full upon termination of the NEO

»
Awards Not Assumed by Successor: Immediate vesting in full prior to change of control

»
PSUs:

»
2021 PSUs: Immediate vesting of target award upon change of control; provided, that if the change of control occurs after the end of the performance period, PSUs vest in an amount equal to the number of performance shares that would have been paid in accordance with the original terms of the PSUs as if the NEO had remained continuously employed through the vesting date

»
2022 & 2023 PSUs:

»
Awards Assumed by Successor: Immediate vesting upon termination of the NEO in an amount equal to the number of shares that would have been earned if the NEO had maintained employment from the grant date until the original vesting date, determined as if the end date of the performance period were the date of the change of control and

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COMPENSATION OF EXECUTIVE OFFICERS
Termination Event	Base Salary & Annual Cash Incentive	Benefits Program & Other Benefits	Long-Term Equity Incentives

after the performance objectives have been adjusted to account for such shortened performance period, as determined by the administrator of the 2013 Plan or 2022 Plan, as applicable, in its sole discretion (the “adjusted award”); provided, that if the change of control occurs after the end of the performance period, PSUs vest in an amount equal to the number of performance shares that would have been earned on the original vesting date
»
Awards Not Assumed by Successor: Immediate vesting upon change of control (a) based on actual performance if such change of control occurs after the last day of the applicable performance period, or (b) in amount equal to the greater of (1) the target award, and (2) the adjusted award

»
SSARs granted in 2015: Remain exercisable for 30 days following termination unless NEO has (a) attained the age of 55, and (b) completed five years of service, in which case the SSARs remain exercisable for 10 years from the grant date

Change of Control Not Resulting in Termination
»
Annual base salary in an amount equal to at least 12 times the NEO’s highest monthly base salary paid during the 12 months immediately preceding the month of the consummation of such change of control

»
Annual cash bonus in an amount at least equal to the NEO’s target bonus for the year in which the change of control occurs

»
Participation in all incentive, savings and retirement plans, welfare benefit programs and fringe benefits

»
Reimbursement for reasonable expenses per LP’s policies

»
Same/larger office size and support staff

»
Paid vacation available to other peer executive

» RSUs: » 2021 RSUs: Immediate vesting in full upon change of control » 2022 & 2023 RSUs: » Awards Assumed by Successor: Vest in accordance with their original vesting schedule

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COMPENSATION OF EXECUTIVE OFFICERS
Termination Event	Base Salary & Annual Cash Incentive	Benefits Program & Other Benefits	Long-Term Equity Incentives
officers on, generally, at least as favorable terms as those in place during the 120-day period immediately preceding the change of control
»
Awards Not Assumed by Successor: Immediate vesting in full prior to change of control

»
PSUs:

»
2021 PSUs: Immediate vesting of target award upon change of control; provided, that if the change of control occurs after the end of the performance period, PSUs vest in an amount equal to the number of performance shares that would have been paid in accordance with the original terms of the PSUs as if the NEO had remained continuously employed through the vesting date

»
2022 & 2023 PSUs:

»
Awards Assumed by Successor: Vest in accordance with their original vesting schedule in the amount of the adjusted award; provided, that if the change of control occurs after the end of the performance period, PSUs vest in an amount equal to the number of performance shares that would have been paid in accordance with the original terms of the PSUs

»
Awards Not Assumed by Successor: Immediate vesting upon change of control (a) based on actual performance if such change of control occurs after the last day of the applicable performance period, or (b) in amount equal to the greater of (1) the target award, and (2) the adjusted award

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COMPENSATION OF EXECUTIVE OFFICERS
Termination Event	Base Salary & Annual Cash Incentive	Benefits Program & Other Benefits	Long-Term Equity Incentives
Retirement
»
Any earned but unpaid base salary and accrued vacation pay through the termination date

»
A pro-rata amount of the target annual cash incentive award under the Annual Incentive Plan for the year in which the termination occurred

»
Any other amounts or benefits required to be paid or provided or which the NEO is eligible to receive under any plan, program, policy or practice or contract or agreement of LP, including any vested account balance under LP’s Deferred Compensation Plan

»
RSUs:

»
2021 & 2022 RSUs:

»
If retirement occurs on or after the first anniversary of the award grant date: Immediate pro-rata vesting based on the number of months employed between the applicable grant date and retirement

»
If retirement occurs prior to the first anniversary of award grant date: All are forfeited

»
2023 RSUs:

»
If retirement occurs on or after the first anniversary of the award grant date: Immediate vesting in full

»
If retirement occurs prior to the first anniversary of award grant date: All are forfeited

»
PSUs:

»
If retirement occurs on or after the first anniversary of the award grant date: PSUs will vest following the NEO’s retirement, on the original vesting date, in an amount equal to the number of performance shares that would have been paid in accordance with the original terms of the PSUs as if the NEO had remained continuously employed through the vesting date

»
If retirement occurs prior to the first anniversary of award grant date: All are forfeited

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COMPENSATION OF EXECUTIVE OFFICERS
The following table sets forth, for each NEO, quantitative disclosure regarding estimated payments and other benefits that would have been received by the NEO, or his or her estate, if such NEO’s employment had terminated or if LP had experienced a change of control on December 29, 2023, under the circumstances described above.
Name	Triggering Event	Payments Earned but Unpaid(1)	Severance Payments	Equity Awards(2)	Other Benefits(3)	Total
W. Bradley Southern	Termination by LP for Cause or by the NEO Without Good Reason	$110,577	—	—	$558,154	$668,731
	Termination by LP Without Cause or by the NEO for Good Reason	$1,490,577(4)	$5,096,477(5)	$10,575,022(6)	$568,154(7)	$17,730,229
	Death or Disability	$1,490,577(4)	—	$12,445,668(8)	$558,154	$14,494,399
	Termination Following a Change of Control(11)	$1,490,577(4)	$7,673,310(9)	$14,094,839(8)	$673,154(14)	$23,931,880
	Change of Control Not Resulting in Termination	—	—	$14,094,839(8)(12)	—	$14,094,839
	Retirement	$1,490,577(4)(13)	—	$8,270,507(6)(10)	$558,154	$10,319,238
Alan J.M. Haughie	Termination by LP for Cause or by the NEO Without Good Reason	$49,477	—	—	$145,424	$194,901
	Termination by LP Without Cause or by the NEO for Good Reason	$531,875(4)	$1,736,085(5)	$2,555,566(6)	$155,424(7)	$4,978,950
	Death or Disability	$531,875(4)	—	$2,892,118(8)	$145,424	$3,569,417
	Termination Following a Change of Control(11)	$531,875(4)	$3,485,010(9)	$3,243,147(8)	$209,744(14)	$7,469,775
	Change of Control Not Resulting in Termination	—	—	$3,243,147(8)(12)	—	$3,243,147
	Retirement	$49,477	—	—	$145,424	$194,901
Jason P. Ringblom	Termination by LP for Cause or by the NEO Without Good Reason	$52,375	—	—	$150,026	$202,401
	Termination by LP Without Cause or by the NEO for Good Reason	$433,666(4)	$1,432,410(5)	$2,172,442(6)	$160,026(7)	$4,198,545
	Death or Disability	$433,666(4)	—	$2,502,781(8)	$150,026	$3,086,473
	Termination Following a Change of Control(11)	$433,666(4)	$2,874,771(9)	$2,785,646(8)	$204,496(14)	$6,298,580
	Change of Control Not Resulting in Termination	—	—	$2,785,646(8)(12)	—	$2,785,646
	Retirement	$52,375	—	—	$150,026	$202,401
Nicole C. Daniel	Termination by LP for Cause or by the NEO Without Good Reason	$38,848	—	—	$68,865	$107,713
	Termination by LP Without Cause or by the NEO for Good Reason	$341,862(4)	$1,255,480(5)	$1,168,389(6)	$78,865(7)	$2,844,597
	Death or Disability	$341,862(4)	—	$1,325,628(8)	$68,865	$1,736,355
	Termination Following a Change of Control(11)	$341,862(4)	$2,520,602(9)	$1,493,474(8)	$119,367(14)	$4,475,306
	Change of Control Not Resulting in Termination	—	—	$1,493,474(8)(12)	—	$1,493,474
	Retirement	$38,848	—	—	$68,865	$107,713
Michael W. Blosser	Termination by LP for Cause or by the NEO Without Good Reason	$41,930	—	—	$459,375	$501,305
	Termination by LP Without Cause or by the NEO for Good Reason	$303,575(4)	$1,073,935(5)	$1,032,619(6)	$469,375(7)	$2,879,504
	Death or Disability	$303,575(4)	—	$1,167,060(8)	$459,375	$1,930,010
	Termination Following a Change of Control(11)	$303,575(4)	$2,156,422(9)	$1,316,362(8)	$502,983(14)	$4,279,341
	Change of Control Not Resulting in Termination	—	—	$1,316,362(8)(12)	—	$1,316,362
	Retirement	$303,575(4)(13)	—	$754,525(6)(10)	$459,375	$1,517,475
(1)
Includes accrued but unpaid vacation based on the maximum allowed amount of 200 hours for each NEO with the exception of Mr. Haughie and Ms. Daniel whose limit is 160 hours based on their hire date, because the NEOs currently have balances greater than the maximum. This payment would be made in a lump sum. Assumes that there is no earned but unpaid 2023 base salary at December 29, 2023.

(2)
Calculated based on the closing price of the Common Stock on the NYSE on December 29, 2023 of $70.83 per share. PSUs were calculated assuming payout at target award amount (100%).

(3)
Includes vested account balance under LP’s Deferred Compensation Plan. This payment would be made in accordance with the NEO’s distribution selection under such plan.

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COMPENSATION OF EXECUTIVE OFFICERS
(4)
Includes a pro-rata amount of the target annual cash incentive award under the 2023 Annual Incentive Plan. This payment would be made in a lump sum.

(5)
Includes (a) a cash amount equal to two (for the CEO) or one and a half (for the other NEOs) multiplied by the sum of (x) the NEO’s annual base salary, plus (y) the NEO’s target annual cash incentive, and (b) a reimbursement for COBRA payments for 24 months (for the CEO) or 18 months (for the other NEOs) after the termination date. The value of COBRA reimbursements was determined based on (i) current COBRA coverage rates for 2024-2025, and (ii) LP’s current costs of providing coverage at the coverage levels in effect for the NEO immediately prior to December 29, 2023. This payment would be made in a lump sum.

(6)
Payment of the RSUs would be made as soon as practicable after termination and payment of the PSUs would be made following the end of the applicable performance period and certification of the performance results, at the times specified in the related award agreements.

(7)
Includes outplacement services valued at $10,000.

(8)
Payments would be made in accordance with the related award agreements.

(9)
Includes (a) an amount equal to three times the sum of the NEO’s (x) annual base salary, plus (y) target annual cash incentive award under the Annual Incentive Plan, and (b) an amount equal to 36 months’ cash value of LP’s welfare benefit plans, with the cash value of LP’s welfare benefit plans being determined as the estimated cost of continuing health, disability and life insurance coverage and other welfare benefits to the NEO and his or her family at the same level as in place at December 29, 2023, for a three-year period. This payment would be made in a lump sum.

(10)
As of December 29, 2023, only Mr. Southern and Mr. Blosser were retirement-eligible pursuant to the terms of the award agreements for outstanding RSUs and PSUs awards granted under the 2013 Plan and the 2022 Plan. Excludes 2023 RSUs and 2023 PSUs, as such awards would have been forfeited with retirement occurring within one year of their respective grant dates.

(11)
Assumes the employment of the NEO is terminated by LP or its successor without cause or by the NEO for good reason within 12 months following a change of control of LP.

(12)
Assumes equity awards were not assumed in connection with the change of control.

(13)
As of December 29, 2023, only Mr. Southern and Mr. Blosser were retirement-eligible pursuant to the terms of the Annual Incentive Plan.

(14)
Includes outplacement services valued at 10% of the NEO’s annual base salary.

CEO PAY RATIO
For the 2023 fiscal year, the ratio of the annual total compensation of W. Bradley Southern, LP’s CEO (“CEO Compensation”), to the median of the annual total compensation of all of LP’s employees and those of its consolidated subsidiaries other than its CEO (“Median Annual Compensation”) was 141 to 1. This ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K using the data and assumptions summarized below. In this summary, the employee who received such Median Annual Compensation is referred to as the “Median Employee.” For purposes of this disclosure, the date used to identify the Median Employee was October 1, 2023 (the “Determination Date”).
CEO Compensation for purposes of this disclosure was $10,670,593 and represents the total compensation reported for Mr. Southern under the “Summary Compensation Table” for 2023. $2,457,267 of the total compensation reported for Mr. Southern in 2023 represented the incremental fair value of the modification of his 2021 PSU award made in October 2023, as discussed above.
For purposes of this disclosure, Median Annual Compensation was $75,561, and was calculated by totaling for LP’s Median Employee all applicable elements of compensation for 2023 in accordance with Item 402(c)(2)(x) of Regulation S-K plus personal benefits and compensation under non-discriminatory benefit plans otherwise not reportable under this Item. The Compensation Committee did not make any cost-of-living adjustments in identifying the Median Employee.
As previously disclosed, to identify the Median Employee, the Compensation Committee first determined LP’s employee population as of the Determination Date. LP had 4,118 employees (other than the CEO), representing all full-time, part-time, seasonal and temporary employees of LP and its consolidated subsidiaries as of the Determination Date. This amount excluded independent contractors and “leased” workers, as permitted by the applicable SEC rules. Of LP’s 4,118 total employees, approximately 66% were in the United States, 19% were in Canada, 9% were in Chile and 5% were in Brazil. A total of 14 employees (less than 1%) were in Peru, Mexico, Argentina, Colombia and Paraguay, and the Compensation Committee chose to exclude these 14 employees in determining LP’s Median Employee, as permitted under the de minimis exemption to Item 402(u) of Regulation S-K. The Compensation Committee used LP’s number of total employees (4,118) in making its de minimis calculation.
Under the relevant rules, we were required to identify the Median Employee by use of a “consistently applied compensation measure.” Thus, the Compensation Committee measured compensation for the period beginning on

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COMPENSATION OF EXECUTIVE OFFICERS
January 1, 2023, and ending on September 30, 2023, for 4,118 employees (after the permitted exclusions noted above). This compensation measurement was calculated by totaling, for each employee, salary as shown in LP’s payroll records for the first nine months of 2023. A portion of LP’s employee workforce (full-time and part-time) worked for less than the full fiscal year due to commencing employment after the beginning of the fiscal year. In determining the Median Employee, the Compensation Committee did not annualize the total compensation for such individuals.
PAY VERSUS PERFORMANCE
The table below summarizes the compensation actually paid to each of the listed NEOs and company financial performance measures for the four years ended December 31, 2023.
Year	Summary Compensation Table Total for PEO(1) ($)	Compensation Actually Paid to PEO(2)(3) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(1) ($)	Average Compensation Actually paid to Non-PEO NEOs(2)(3) ($)	Value of Initial Fixed $100 Investment Based on:(4)		Net Income ($ Million)	Company Adjusted EBITDA ($ Million)
					Company TSR ($)	Peer Group TSR ($)
2023	10,670,593	10,495,230	2,235,201	2,272,644	253.70	172.49	178	478
2022	8,682,313	(7,732,568)	2,042,305	(224,312)	208.61	137.88	1,083	1,389
2021	9,158,272	34,346,704	1,943,418	5,334,446	272.24	180.45	1,373	1,877
2020	7,381,365	8,389,602	1,577,268	1,673,812	127.73	124.52	497	757

(1)
W. Bradley Southern is our principal executive officer (“PEO”) for each year presented. The individuals comprising the Non-PEO NEOs for each presented year are listed below.

2023	2022	2021 and 2020
Alan J.M. Haughie	Alan J.M. Haughie	Alan J.M. Haughie
Jason P. Ringblom	Jason P. Ringblom	Jason P. Ringblom
Nicole C. Daniel	Nicole C. Daniel	Neil Sherman
Michael W. Blosser	Michael W. Blosser	Michael J. Sims
Robin H. Everhart

(2)
The amounts shown for “Compensation Actually Paid” were calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by LP’s NEOs. These amounts reflect the total compensation reported in the “Summary Compensation Table” with certain adjustments as described in footnote 3 below.

(3)
“Compensation Actually Paid” for 2023 reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718 using the same assumption methodologies used to calculate the grant date fair value of awards for purposes of the Summary Compensation Table. At the grant date for each PSU award, the relevant performance metrics are assumed to be achieved at the target level (100% of the target award amount). The fair value of unvested PSUs for each year used in the calculation of “Compensation Actually Paid” is based on the probable outcome of the applicable performance conditions as of the last day of the fiscal year. As of December 31, 2023, the fair value of the unvested PSUs changed from the grant date primarily due to the change in stock price and our probable performance based on the performance metrics applicable to those PSUs awards. As of December 31, 2023, the 2021 PSUs were expected to vest at the target award amount as a result of the October 2023 modification to the

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COMPENSATION OF EXECUTIVE OFFICERS
methodology used to calculate the performance vesting criteria for such PSUs (described above) and none of the 2022 PSUs and 2023 PSUs were expected to vest. The amounts in the “Exclusion of Stock Awards” columns are based on the totals from the “Stock Awards” column set forth in the “Summary Compensation Table.”
Summary Compensation Table Total for PEO ($)	Deduct Change in Pension Value for PEO ($)	Pension Benefits Adjustments for PEO ($)	Exclusion of Stock Awards for PEO ($)	Inclusion of Equity Values for PEO ($)	Compensation Actually Paid to PEO ($)
10,670,593	—	—	(7,577,416)	7,402,053	10,495,230
Average Summary Compensation Table Total for Non-PEO NEOs ($)	Deduct Change in Pension Value for Non-PEO NEOs ($)	Pension Benefits Adjustments for Non-PEO NEOs ($)	Exclusion of Stock Awards for Non-PEO NEOs ($)	Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2,235,201	—	—	(1,214,908)	1,252,351	2,272,644
The amounts in the “Inclusion of Equity Values” in the tables above are derived from the amounts set forth in the following tables:
Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for PEO ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for PEO ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for PEO ($)	Value of Dividends or Other Earnings Paid on Stock or Option Awards Not Otherwise Included for PEO ($)	Total– Inclusion of Equity Values for PEO ($)
2,157,128	3,537,303	—	1,518,131	—	189,491	7,402,053
Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting- Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Average Value of Dividends or Other Earnings Paid on Stock or Option Awards Not Otherwise Included for Non-PEO NEOs ($)	Total–Average Inclusion of Equity Values for Non-PEO NEOs ($)
445,131	558,019	—	219,604	—	29,597	1,252,351

(4)
The “Peer Group TSR” set forth in this table utilizes the following published index: S&P 500 Building Products. TSR for both LP and the peer group is based on an initial $100 investment, measured on a cumulative basis from the market close on December 31, 2019, through and including the end of the fiscal year for which TSR is being presented in the table.

FINANCIAL PERFORMANCE MEASURES USED TO LINK COMPENSATION ACTUALLY PAID TO NEOS FOR THE MOST RECENTLY COMPLETED FISCAL YEAR TO COMPANY PERFORMANCE
For the fiscal year ended December 31, 2023, our Compensation Committee identified the performance measures listed below as the most important in setting compensation for the NEOs. Adjusted EBITDA is the key performance measure used in setting performance goals for our PSUs, which comprise a significant portion of the NEOs’ compensation mix. For additional detail on Adjusted EBITDA see “Compensation of Executive Officers—Compensation Disclosure and Analysis—Section IV: Elements and Philosophy of Executive Compensation—Long-Term Equity Incentive Compensation” on page 47.

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COMPENSATION OF EXECUTIVE OFFICERS

Adjusted EBITDA (Company and Segment basis)
Economic Profit (Company and Segment basis)
Company Operating Cash Flow
Relative Total Shareholder Return
DESCRIPTION OF RELATIONSHIP BETWEEN COMPENSATION ACTUALLY PAID AND PERFORMANCE MEASURES
The following tables illustrate the relationship between compensation actually paid (CAP) to the PEO and the other NEOs compared to Company Net Income, Adjusted EBITDA and TSR.

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EQUITY COMPENSATION PLAN INFORMATION
The table below sets forth additional information as of December 31, 2023, regarding shares of Common Stock that may be issued under LP’s existing equity compensation plans and arrangements, all of which have been approved by LP’s stockholders. The information includes the number of shares covered by, and the weighted average exercise price of, outstanding options and other rights, and the number of shares remaining available for future grants, excluding the shares to be issued upon exercise of outstanding options and other rights.
Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	(b) Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights(2)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column(a))(3)
Equity compensation plans approved by stockholders(1)	982,710	$17.59	5,245,264
Equity compensation plans or arrangements not approved by stockholders	N/A	N/A	N/A
TOTAL	982,710	—	5,245,264

(1)
Equity compensation plans under which awards are currently outstanding and that were approved by LP’s stockholders include the 2022 Plan and the 2013 Plan. The number of shares shown in this column include (i) 841,999 shares subject to awards of PSUs (assuming the maximum number of PSUs are earned and payable at the end of the applicable performance period), RSUs and DSUs, and (ii) 140,711 shares subject to stock options and SSARs outstanding on December 31, 2023. See the “Outstanding Equity Awards at December 31, 2023” table and the “Director Compensation” section for additional information regarding the vesting of these awards for the NEOs and directors, respectively.

(2)
Weighted average exercise price of outstanding options; excludes PSUs and RSUs.

(3)
Includes 3,667,325 shares remaining for future issuance under the 2022 Plan and 1,577,940 shares reserved for issuance under LP’s 2019 Employee Stock Purchase Plan. The 2019 Employee Stock Purchase Plan has two purchase periods each fiscal year: January 1 to June 30 and July 1 to December 31. The maximum number of shares that can be purchased under the 2019 Employee Stock Purchase Plan in any year by an employee is $25,000.

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OTHER BUSINESS
At the time this proxy statement was printed, management knew of no matters to be presented at the 2024 Annual Meeting of Stockholders other than the items of business listed in the Notice of Annual Meeting of Stockholders and the Notice of Internet Availability of Proxy Materials. If any matters other than the listed items properly come before the meeting, the proxy named in the accompanying form of proxy will vote or refrain from voting on such matters in accordance with his best judgment.

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HOLDERS OF COMMON STOCK
FIVE PERCENT BENEFICIAL OWNERS
The following table provides information concerning the beneficial ownership of Common Stock by the persons known to LP to beneficially own 5% or more of the outstanding Common Stock as of March 12, 2024.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Common Stock
Warren E. Buffett(1) Berkshire Hathaway Inc. and affiliated entities 3555 Farnam Street Omaha, NE 68131	7,044,909	9.74%
BlackRock, Inc.(2) 50 Hudson Yards New York, NY 10001	6,495,952	8.98%
The Vanguard Group(3) 100 Vanguard Blvd. Malvern, PA 19355	6,388,201	8.83%
The Charger Corporation(4) First Trust Advisors L.P. 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	3,629,786	5.02%

(1)
The information with respect to Warren E. Buffett, Berkshire Hathaway Inc., and other affiliated entities is based solely on their Schedule 13G filed with the SEC on February 14, 2023. Each of Warren E. Buffett and Berkshire Hathaway Inc. has shared voting and dispositive power over 7,044,909 shares of Common Stock. Each of National Indemnity Company, GEICO Corporation and GEICO Secure Insurance Company has shared voting and dispositive power over 4,344,909 shares of Common Stock. The address for National Indemnity Company is 1314 Douglas Street, Omaha, NE 68102. The address for each of GEICO Corporation and GEICO Secure Insurance Company is 5260 Western Avenue, Chevy Chase, MD 20815.

(2)
The information with respect to BlackRock, Inc. is based solely on its Schedule 13G/A filed with the SEC on January 25, 2024. BlackRock, Inc. has sole voting power over 6,257,356 shares of Common Stock and sole dispositive power over 6,495,952 shares of Common Stock.

(3)
The information with respect to The Vanguard Group is based solely on its Schedule 13G/A filed with the SEC on February 13, 2024. The Vanguard Group has shared voting power over 23,071 shares of Common Stock, sole dispositive power over 6,295,306 shares of Common Stock and shared dispositive power over 92,895 shares of Common Stock.

(4)
The information with respect to The Charger Corporation and First Trust Advisors L.P. is based solely on their Schedule 13G/A filed with the SEC on January 10, 2024. Each of The Charger Corporation and First Trust Advisors L.P. has shared voting power over 3,381,456 shares of Common Stock and shared dispositive power over 3,629,786 shares of Common Stock.

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HOLDERS OF COMMON STOCK
DIRECTORS AND NAMED EXECUTIVE OFFICERS
The following table summarizes the beneficial ownership of Common Stock of (i) each of LP’s directors, nominees for director, and named executive officers (NEOs) and (ii) all of LP’s directors and executive officers as a group, as of March 12, 2024.
Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(1)(2)	Percent of Common Stock
Jose A. Bayardo	4,668(3)	*
Michael W. Blosser	67,583(4)	*
Nicole C. Daniel	28,522	*
Tracy A. Embree	33,227(3)(5)	*
Lizanne C. Gottung	28,528(3)	*
F. Nicholas Grasberger III	15,813(3)	*
Alan J.M. Haughie	84,759	*
Ozey K. Horton, Jr.	29,329(3)(5)	*
Stephen E. Macadam	34,766(3)(5)	*
Dustan E. McCoy	67,529(3)	*
Jason P. Ringblom	96,479	*
W. Bradley Southern	596,698(4)(6)	*
All directors and executive officers as a group (13 persons)	1,105,545(4)(5)	1.53%

*
Less than 1%.

(1)
Shares are shown as beneficially owned if the person named in the table has or shares the power to vote or direct the voting of, or the power to dispose of, or direct the disposition of, such shares as of March 12, 2024, or has the right to acquire beneficial ownership of such shares within 60 days of March 12, 2024. Unless otherwise noted below, the named person has the sole power to vote or direct the voting of, and the sole power to dispose of, or direct the disposition of, such shares. Inclusion of shares in the table does not necessarily mean that the persons named have economic beneficial interest in such shares. The address of each beneficial owner is c/o Louisiana-Pacific Corporation, 1610 West End Avenue, Suite 200, Nashville, Tennessee 37203.

(2)
Excluded from this table are (i) shares underlying RSUs issued under the 2013 Plan and the 2022 Plan held by the executive officers, with respect to which the executive officers do not have the right to acquire beneficial ownership within 60 days of March 12, 2024, and (ii) shares underlying PSUs issued under the 2013 Plan and the 2022 Plan held by executive officers for which the performance periods have not yet ended and performance results have not been certified.

(3)
Includes 2,215 shares of Common Stock underlying RSUs issued under the 2022 Plan that the director has the right to acquire upon their vesting on May 5, 2024, subject to the director’s continued service to LP.

(4)
Includes shares of Common Stock reserved for issuance under immediately exercisable SSARs, as follows: (i) Mr. Blosser, SSARs that may be exercised for 19,395 net shares, (ii) Mr. Southern, SSARs that may be exercised for 80,520 net shares, and (iii) all current directors and executive officers as a group, SSARs that may be exercised for 99,915 net shares, in each case without taking into account withholding taxes. For purpose of the SSARs, the exercise price is assumed to be $76.57, based upon the closing price of the Common Stock on the NYSE on March 12, 2024.

(5)
Includes shares of Common Stock the director has the right to acquire upon the termination of his or her service as a director, or upon a change in control of LP, underlying DSUs issued pursuant to the LP Non-Employee Directors Compensation Plan and the 2013 Plan or the 2022 Plan, as applicable, as follows (i) Ms. Embree, 9,121 shares underlying DSUs, (ii) Mr. Horton, 9,163 shares underlying DSUs, (iii) Mr. Macadam, 3,577 shares underlying DSUs, and (iv) all current directors and executive officers as a group, 21,861 shares underlying DSUs. Please refer to the “Director Compensation” section in this proxy statement for further details about the DSUs held by directors.

(6)
Mr. Southern shares voting and dispositive power with his spouse over 22,947 shares of Common Stock held jointly with his spouse.

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DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires LP’s directors and executive officers, and certain persons who beneficially own more than 10% of our Common Stock (collectively, the “reporting persons”), to file reports of holdings and reports of certain transactions in LP’s Common Stock with the SEC. Based solely upon a review of copies of Forms 3, 4, and 5 (and amendments thereto) filed by the reporting persons with the SEC and written representations by the reporting persons, to LP’s knowledge, all Section 16(a) beneficial ownership reports required during fiscal year 2023 were timely filed by each person who was, at any time during the year, a reporting person, except that Mr. Blosser and Mr. Southern each inadvertently filed one delinquent Form 4 on January 30, 2024 and February 9, 2024, respectively, reporting the withholding of shares of Common Stock underlying unvested RSUs on December 21, 2023 to satisfy tax withholding obligations due to the reporting person meeting retirement criteria under the related award agreements.

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RELATED PERSON TRANSACTIONS
LP’s Conflicts of Interest Policy requires all directors and executive officers, and all other LP employees, to disclose all potential conflicts of interest and to follow applicable safeguards, controls or limitations when requested by LP. In addition, LP has adopted a written Related Party Transactions Policy requiring review and approval by the Audit Committee of any transaction, arrangement or relationship (or series of transactions, arrangements or relationships) exceeding $120,000 in which LP or any of its subsidiaries is a participant and any related person has a direct or indirect material interest. Related persons under the policy include our directors, nominees for director, executive officers, persons who beneficially own more than 5% of our Common Stock, and immediate family members of the foregoing and persons sharing their households, as well as entities in which any of the foregoing persons is employed or is a partner or principal (or holds a similar position) or in which such person has at least a 5% beneficial ownership interest.
Under the policy, our directors and executive officers are expected to notify LP’s General Counsel if they become aware of any actual or proposed related person transaction. The General Counsel is responsible for determining whether, based on the facts and circumstances, a potential related person transaction requires approval under the policy. If the General Counsel makes a determination that approval is required, the General Counsel must present the transaction to the Audit Committee for review, or if review by the Audit Committee at its next meeting is impractical or undesirable under the circumstances and the aggregate amount involved is not reasonably expected to exceed $1,000,000, the proposed transaction may be presented to the Chair of the Audit Committee for review. The Audit Committee or the Audit Committee Chair, as applicable, must then determine to approve or reject the transaction in accordance with the terms of the Related Party Transactions Policy. In making this determination, the Audit Committee or the Audit Committee Chair, as applicable, must consider all relevant information available and evaluate certain considerations, including, among others, the following:
»
the related person’s relationship to LP and interest in the transaction, including whether the transaction would impair the independence of a non-employee director or director nominee;

»
the approximate dollar values of the amount involved in the transaction and the amount of the related person’s interest in the transaction;

»
whether the transaction is proposed to be, or was, undertaken in the ordinary course of LP’s business;

»
the purpose of the transaction and the potential benefits to LP;

»
whether the transaction was initiated by LP (or a subsidiary of LP) or by the related person;

»
the availability of other comparable product and services, and whether the transaction would be no less favorable to LP than terms that could have been reached with an unrelated third party; and

»
any other information regarding the transaction or the related person’s interest in the transaction that would be material to investors in light of the circumstances.

Any approval by the Audit Committee Chair and the rationale for such approval must be reported to the Audit Committee at its next regularly scheduled meeting.
The Audit Committee will prohibit any related person transaction upon a determination that the transaction is inconsistent with the best interests of LP and its stockholders. Further, the Audit Committee, in its sole discretion, may impose such conditions as it deems appropriate upon the related person or LP in connection with approval of a transaction.
The Related Party Transactions Policy also contains a list of certain types of related person transactions have been deemed to be pre-approved by the Audit Committee, even if the aggregate amount involved exceeds $120,000.
The Audit Committee’s charter provides that the Audit Committee will, on an annual basis and at such other times as may be requested by the Board, review completed and proposed transactions between LP and any current or former director or executive officer of LP (including transactions involving family members or affiliates of directors or executive officers). No director can participate in the approval of an interested transaction for which he or she is a related person

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RELATED PERSON TRANSACTIONS
or otherwise has a direct or indirect interest. The purpose of the Audit Committee’s review is to help the Board determine if directors are independent, identify potential conflicts of interest, and identify related person transactions required to be disclosed in LP’s proxy materials under applicable SEC disclosure requirements.
In 2023, the Audit Committee and the full Board determined that there were no related person transactions or proposed related person transactions that affect the independence of any of LP’s outside directors or that require disclosure in this proxy statement under Item 404 of Regulation S-K.

LOUISIANA-PACIFIC CORPORATION ● 2024 PROXY STATEMENT | 80

STOCKHOLDER PROPOSALS
Any stockholder who intends to present a proposal at the 2025 Annual Meeting of Stockholders of LP, and who wishes to have the proposal included in LP’s proxy materials for that meeting, must deliver the proposal to the Corporate Secretary of LP no later than November 27, 2024. Any such proposal must meet the informational and other requirements set forth in the SEC’s rules and regulations (including Rule 14a-8 under the Exchange Act) in order to be eligible for inclusion in the proxy materials for that meeting.
LP’s Bylaws also provide that no business may be brought before an annual meeting of stockholders except as specified in the notice of the meeting or as otherwise brought before the meeting by or at the direction of the Board or by a stockholder of record who has delivered written notice thereof to the Chairperson by the deadline specified in the Bylaws (other than proposals properly made by stockholders in accordance with Rule 14a-8 under the Exchange Act). In the case of the 2025 Annual Meeting of Stockholders, this notice must be received by LP no earlier than January 11, 2025, and no later than February 10, 2025. Such notice must meet the informational and other requirements set forth in our Bylaws in order for the business to be eligible to be brought before an annual meeting of stockholders. The meeting chairperson may, if the facts warrant, determine that any such business was not properly brought before the meeting and so declare to the meeting, in which case such business shall not be transacted.

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QUESTIONS AND ANSWERS
Q	WHEN AND WHERE WILL THE 2024 ANNUAL MEETING OF STOCKHOLDERS BE HELD?
A:
The 2024 Annual Meeting of Stockholders will be held on Friday, May 10, 2024 at 7:30 a.m. Central Time virtually via live audio webcast at http://www.virtualshareholdermeeting.com/LPX2024. There will be no physical meeting location. If you are a stockholder of record, you can be admitted to and attend the virtual Annual Meeting of Stockholders by entering the 16-digit voting control number found on your Notice of Internet Availability of Proxy Materials, proxy card or voting instruction form. If you are a beneficial owner (for example, if your shares are not registered in your name but are held in “street name” for you by your broker, bank or other nominee), you must follow the instructions printed on your voting instruction form.

Q	HOW CAN I PARTICIPATE IN THE 2024 ANNUAL MEETING OF STOCKHOLDERS?
A:
We have designed the virtual 2024 Annual Meeting of Stockholders to provide substantially the same opportunities to participate as you would have at an in-person meeting. Stockholders will be able to attend and participate online and submit questions during the Annual Meeting, and will be able to vote their shares electronically during the Annual Meeting.

To attend, vote, and submit questions during the Annual Meeting visit http://www.virtualshareholdermeeting.com/LPX2024 and enter the 16-digit voting control number included in your Notice of Internet Availability of Proxy Materials, proxy card or voting instruction form. We encourage you to access the Annual Meeting prior to the start time. Online access will begin approximately 15 minutes prior to the start of the Annual Meeting, at 7:15 a.m. Central Time.
The question and answer session will include questions submitted in advance of, and questions submitted live during, the Annual Meeting. You may submit questions in advance of the Annual Meeting by logging into www.proxyvote.com and entering your 16-digit voting control number. Once past the log-in screen, click on “Question for Management,” type in the question, and click “Submit.” Alternatively, stockholders will be able to submit questions live during the Annual Meeting by typing the question into the “Ask a Question” field, and clicking “Submit.” We will answer questions that comply with the Annual Meeting rules of conduct during the Annual Meeting, subject to time constraints.
Additional information regarding the ability of stockholders to ask questions during the Annual Meeting, related rules of conduct, and other materials for the Annual Meeting will be available during the Annual Meeting at http://www.virtualshareholdermeeting.com/LPX2024.
If you encounter any difficulties while accessing the virtual meeting during the check-in or meeting time, a technical assistance phone number will be made available on the virtual meeting registration page 15 minutes prior to the start of the meeting.

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QUESTIONS AND ANSWERS
Q	WHY DID I RECEIVE A NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS INSTEAD OF A FULL SET OF PROXY MATERIALS?
A:
As allowed by SEC rules, we are providing access to the proxy materials for the 2024 Annual Meeting of Stockholders by Internet instead of mailing printed copies. You will not receive a paper copy of the proxy materials by mail unless you have requested it. Instead, you were sent a Notice of Internet Availability of Proxy Materials providing instructions on how you may access and review all of the proxy materials online and submit your proxy online.

Q	WHAT ARE THE PROPOSALS FOR CONSIDERATION AT THE 2024 ANNUAL MEETING OF STOCKHOLDERS AND HOW DOES THE BOARD RECOMMEND I VOTE MY SHARES?
A:
Proposal	Board Voting Recommendation
1. Election of three Class III directors	FOR each director nominee
2. Ratification of the appointment of Deloitte & Touche LLP as LP’s independent registered public accounting firm for 2024	FOR
3. Approval, on a non-binding, advisory basis, of named executive officer compensation	FOR
Q	WHAT IS A PROXY?
A:
A proxy is your legal designation of another person (the “proxy”) to vote on your behalf. By signing the proxy card we provide to you (if you requested a paper copy of the proxy materials) or by submitting your proxy over the Internet or by telephone, you are designating an officer of the Company as your proxy with the authority to vote your shares of Common Stock during the 2024 Annual Meeting of Stockholders.

Q	WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?
A:
Proposal	Vote Required
1. Election of three Class III directors
Affirmative vote of a majority of the total votes cast in a nominee’s election (i.e., the number of shares voted for a nominee’s election exceeds the number of votes cast against such nominee’s election)

2. Ratification of the appointment of Deloitte & Touche LLP as LP’s independent registered public accounting firm for 2024	Affirmative vote of a majority of the total votes cast
3. Approval, on a non-binding, advisory basis, of named executive officer compensation	Affirmative vote of a majority of the total votes cast

LOUISIANA-PACIFIC CORPORATION ● 2024 PROXY STATEMENT | 83

QUESTIONS AND ANSWERS
Q	WHY DID I RECEIVE MORE THAN ONE PROXY CARD OR NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS?
A:
Stockholders that hold shares of Common Stock in in different ways (e.g., joint tenancy, trusts, custodial accounts, etc.) or in multiple accounts may receive more than one Notice of Internet Availability of Proxy Materials or paper copy of the proxy materials, including multiple proxy cards or voting instruction forms. To vote all of your shares, you must complete, sign, date and return each proxy card or voting instruction form that you receive and/or follow the voting instructions on each Notice of Internet Availability of Proxy Materials or other notice that you receive.

Q	HOW MANY SHARES OF COMMON STOCK MAY VOTE AT THE 2024 ANNUAL MEETING OF STOCKHOLDERS?
A:
As of March 12, 2024, the record date, there were 72,311,293 shares of Common Stock outstanding and entitled to vote at the 2024 Annual Meeting of Stockholders. Each share of Common Stock entitles its holder to one vote on each matter to be acted upon at the meeting.

Q	WHAT HAPPENS IF OTHER MATTERS ARE BROUGHT BEFORE THE 2024 ANNUAL MEETING AND DOES LP EXPECT THAT ANY OTHER MATTERS WILL BE BROUGHT?
A:
At the time this proxy statement was printed, management knew of no matters to be presented at the 2024 Annual Meeting of Stockholders other than the items of business listed in the Notice of Annual Meeting of Stockholders and the Notice of Internet Availability of Proxy Materials. If any matters other than the listed items properly come before the meeting, the proxy named in the form of proxy will vote or refrain from voting on such matters in accordance with his best judgment.

Q	HOW DO I VOTE MY SHARES?
A:
Stockholders of Record—If you are a record holder of shares, you may submit a proxy with your voting instructions or you may vote during the virtual Annual Meeting on Friday, May 10, 2024. If you are a record holder and would like to submit your proxy prior to the 2024 Annual Meeting of Stockholders, you may do so using one of the following three methods:

Via the Internet	By Telephone	By Mail

Go to the website www.proxyvote.com and follow the instructions provided.	Call 1-800-690-6903 using a touch-tone phone (toll charges may apply for calls made from outside the United States) and follow the instructions provided.	If you received a proxy card in the mail, complete, sign, date, and mail the proxy card in the return envelope provided to you.

Please note that proxies submitted via the Internet or by telephone must be received by 11:59 P.M. Eastern Time on May 9, 2024. If you received a proxy card in the mail and wish to vote by completing and returning the proxy card via mail, please note that your completed proxy card must be received before the polls close for voting during the 2024 Annual Meeting of Stockholders on Friday, May 10, 2024. Properly completed proxies will be voted as instructed.

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QUESTIONS AND ANSWERS

If you plan to participate in the 2024 Annual Meeting of Stockholders, and you wish to vote at such time, the virtual meeting platform will allow you to vote your shares during the meeting. Even if you vote by proxy prior to May 10, 2024, you may still participate in the 2024 Annual Meeting of Stockholders.

Beneficial Stockholders of Shares Held in “Street Name”—If your shares are held in “street name” (meaning in the name of your bank, broker or other nominee) and you were a beneficial owner of shares of Common Stock at the close of business on the record date, you have the right to direct your bank, broker or other nominee how to vote your shares by following the voting instructions your bank, broker or other nominee provides. If you want to vote during the virtual Annual Meeting, you will need the 16-digit voting control number which appears on the voting instructions or the proxy materials that you received.

If shares are held for your account in LP’s Direct Stock Purchase and Dividend Reinvestment Plan administered by Computershare, all your shares held in the plan will be voted in the same manner as shares you vote by proxy. If you do not vote by proxy, the shares held for your account in the plan will not be voted.

Q	HOW WILL MY SHARES BE VOTED IF I DO NOT SPECIFY HOW THEY SHOULD BE VOTED IN MY PROXY?
A:
If you are a stockholder of record and return a proxy without indicating voting instructions, your shares will be voted in accordance with the recommendations of the Board “FOR” each of the director nominees in Proposal 1 and “FOR” Proposal 2 and Proposal 3. If you hold your shares in “street name” and do not provide your broker, bank or other nominee with instructions on how to vote your shares, your broker, bank or other nominee will only be permitted to vote your shares with respect to some, but not all, of the proposals. Brokers, banks or other persons acting as nominees for beneficial owners are not permitted to vote proxies with regard to Proposals 1 and 3 on behalf of beneficial owners who have not provided voting instructions (resulting in a “broker non-vote”).

Q	HOW MANY VOTES MUST BE PRESENT TO HOLD THE 2024 ANNUAL MEETING OF STOCKHOLDERS?
A:
Holders of a majority of the outstanding shares of Common Stock entitled to vote, present in person or by remote communication, if applicable, or represented by proxy, will constitute a quorum for the transaction of business at the 2024 Annual Meeting of Stockholders.

Q	HOW ARE ABSTENTIONS AND BROKER NON-VOTES TREATED?
A:
With respect to all proposals, you may vote “FOR” or “AGAINST,” or “ABSTAIN” from voting. An “abstention” represents a stockholder’s affirmative choice to decline to vote on a proposal. Abstentions and broker non-votes are not considered to be votes cast and will have no effect on the outcome of the proposals. However, holders who have abstained from voting and holders represented by broker non-votes are deemed to be “present” at the 2024 Annual Meeting of Stockholders for purposes of establishing a quorum.

Q	CAN I REVOKE MY PROXY?
A:
If you vote your proxy prior to the 2024 Annual Meeting of Stockholders, you may revoke your proxy by (i) filing either a written notice of revocation with the Corporate Secretary of LP at any time before the meeting, or if you hold your shares in “street name,” following the instructions on your voting instruction form, (ii) submitting a subsequent proxy via the Internet or by telephone, (iii) submitting another properly signed proxy card (or voting

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QUESTIONS AND ANSWERS
instruction form) bearing a later date, or (iv) voting electronically during the 2024 Annual Meeting of Stockholders.
Q	WHO WILL COUNT THE VOTES AND ARE MY VOTES CONFIDENTIAL?
A:
The Board has adopted a confidential voting policy which provides that the voting instructions of stockholders are not to be disclosed to LP except (i) in the case of communications intended for management, (ii) in the event of certain contested matters or (iii) as required by law. Votes will be tabulated by independent tabulators and summaries of the tabulation will be provided to management.

Q	WHEN WILL THE VOTING RESULTS BE ANNOUNCED?
A:
The preliminary voting results will be announced at the 2024 Annual Meeting of Stockholders. The final voting results will be available in a Current Report on Form 8-K filed with the SEC within four business days following the 2024 Annual Meeting of Stockholders.

Q	WHO IS SOLICITING PROXIES AND WHO PAYS THE COST OF PROXY SOLICITATION?
A:
LP is soliciting proxies on behalf of its Board to be voted at the 2024 Annual Meeting of Stockholders (including any postponement, adjournment or recess of the meeting). The cost of soliciting proxies will be borne by LP. In addition to the solicitation of proxies by the use of mail and the Internet, some of the officers and regular employees of LP, without extra compensation, may solicit proxies personally or by other means such as telephone or e-mail.
LP has engaged Alliance Advisors LLC (“Alliance”) to assist in the solicitation of proxies. LP will pay Alliance a base fee of $15,000, plus reimbursement of certain customary out-of-pocket expenses, for these services.
LP will request brokers, dealers, banks, voting trustees, and their nominees who hold Common Stock of record to forward soliciting material to the beneficial owners of such stock and will reimburse such record holders for their reasonable expenses in forwarding material.

Q	IF I AM UNABLE TO PARTICIPATE IN THE 2024 ANNUAL MEETING OF STOCKHOLDERS, CAN I LISTEN AT A LATER TIME?
A:	A replay of the Annual Meeting will be made publicly available for one year at http://www.virtualshareholdermeeting.com/LPX2024.
Q	WHAT IS “HOUSEHOLDING”?
A:
The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers “household” proxy materials, delivering a single Notice of Internet Availability of Proxy Materials or a single set of the Annual Report to Stockholders and proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive

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QUESTIONS AND ANSWERS

a separate Notice of Internet Availability of Proxy Materials or Annual Report to Stockholders and proxy statement, as applicable, or if you are receiving multiple copies of the Notice of Internet Availability of Proxy Materials or the Annual Report to Stockholders and proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account, or us or our transfer agent, if you hold registered shares. You can notify us by sending a written request to Corporate Secretary, Louisiana-Pacific Corporation, 1610 West End Avenue, Suite 200, Nashville, Tennessee 37203, or by making an oral request by calling 615-986-5600. We will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of Notice of Internet Availability of Proxy Materials or the Annual Report to Stockholders and proxy statement, as applicable, to a stockholder at a shared address to which a single copy of the Annual Report to Stockholders and proxy statement was delivered.

Q	HOW CAN I COMMUNICATE WITH LP’S BOARD?
A:
Stockholders and other interested parties may communicate with the Board by sending written correspondence to either the Chair of the Governance Committee or our Lead Independent Director by e-mail at governance@lpcorp.com, or to our headquarters at Louisiana-Pacific Corporation, 1610 West End Avenue, Suite 200, Nashville, Tennessee 37203. See the “Corporate Governance—Communications with the Board” section of this proxy statement for additional information.

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LP BUILDING SOLUTIONS

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

LOUISIANA-PACIFIC CORPORATION

The Board of Directors recommends you vote FOR each of the nominees listed in proposal 1.

1. Election of Class III Directors

Nominees:	For	Against	Abstain
1a. F. Nicholas Grasberger III	☐	☐	☐
1b. Ozey K. Horton, Jr.	☐	☐	☐
1c. W. Bradley Southern	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3.	For	Against	Abstain
2. Ratification of the selection of Deloitte & Touche LLP as LP's independent registered public accounting firm for 2024	☐	☐	☐
3. Advisory vote to approve named executive officer compensation	☐	☐	☐

NOTE: This proxy, when properly executed, will be voted in the manner directed herein. If no direction is given, this proxy will be voted in accordance with the Board of Directors' recommendations. If any other business properly comes before the meeting, this proxy will be voted by the proxy named herein in accordance with his best judgment.

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint holders should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

LOUISIANA-PACIFIC CORPORATION 1610 WEST END AVENUE, SUITE 200NASHVILLE, TENNESSEE 37203 SCAN TOVIEW MATERIALS & VOTEVOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on May 9, 2024. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/LPX2024You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on May 9, 2024. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and when prompted indicate that you agree to receive or access proxy materials electronically for future years. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V30335-P04051 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Annual Meeting of StockholdersLOUISIANA-PACIFIC CORPORATION May 10, 2024 at 7:30 a.m. CTwww.virtualshareholdermeeting.com/LPX2024Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.V30336-P04051LOUISIANA-PACIFIC CORPORATIONProxy Solicited on Behalf of the Board of Directors for the Annual Meeting of Stockholdersto be held on May 10, 2024The undersigned hereby constitutes and appoints Dustan E. McCoy, as his or her true and lawful agent and proxy, with full power of substitution, to represent and vote, as provided on the reverse side, all shares of common stock of Louisiana- Pacific Corporation ("LP"), which the undersigned may be entitled to vote and, in his discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of LP to be held virtually via live audio webcast at http://www.virtualshareholdermeeting.com/LPX2024 on Friday, May 10, 2024 at 7:30 a.m. Central Time or at any adjournment or postponement thereof.You are encouraged to specify your choices by marking the appropriate boxes on the reverse side. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is given as to any one or more items, this proxy will be voted in accordance with the Board of Directors' recommendations. By signing on the reverse, you acknowledge receipt of the 2024 Notice of Annual Meeting of Stockholders and accompanying Proxy Statement and Annual Report, and revoke all proxies heretofore given by you to vote at said meeting or any adjournment or postponement thereof.Continued and to be signed on reverse side